As filed with the Securities and Exchange Commission on December 15, 2015

Registration Nos. 333-163352; 811-22357

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 17

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 17

(Check appropriate box or boxes)

BofA Funds Series Trust

(Exact Name of Registrant as specified in Charter)

100 Federal Street

Boston, MA 02110

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 434-5801

Marina Belaya, Esq.

c/o BofA Global Capital Management Group, LLC

100 Federal Street

Boston, MA 02110

(Name and Address of Agent for Service)

With copies to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box):

☐                                    Immediately upon filing pursuant to paragraph (b)

☒                                  on January 1, 2016 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

The Registrant is filing this Post-Effective Amendment No. 17 under the Securities Act of 1933 and Amendment No. 17 under the Investment Company Act of 1940 to its Registration Statement on Form N-1A in order to add certain financial information and to make certain non-material changes.

BofA Funds

Prospectus

January 1, 2016

Marsico Shares

•  BofA Cash Reserves (NMOXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA Cash Reserves	3
Investment Objective	3
Fees and Expenses of the Fund	3
Principal Investment Strategies	5
Principal Risks	5
Performance Information	9
Investment Advisor	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
Additional Information About the Fund	11
Management of the Fund	13
Primary Service Providers	13
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	15
About Marsico Shares	16
Description of the Share Class	16
Service Fee	17
Shareholder Administration Fee	17
Financial Intermediary Compensation	18
Investing with the BofA Funds	19
Eligibility to Buy Shares	19
Share Price Determination	20
Transaction Rules and Policies	21
Opening an Account and Placing Orders	23
Distributions and Taxes	26
Distributions to Shareholders	26
Taxes and Your Investment	26
Financial Highlights	28
Hypothetical Fees and Expenses	29

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Marsico Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Marsico Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.37%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.62%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

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BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Marsico shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Marsico Shares	$56	$191	$339	$768

Remember this is an example only. Your actual costs may be higher or lower.

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BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such

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BofA Cash Reserves

events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured

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BofA Cash Reserves

nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the

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BofA Cash Reserves

event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

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BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Marsico shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Marsico shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.23%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Marsico Shares	0.02%	0.00%	1.46%

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BofA Cash Reserves

Investment Advisor

BofA Advisors, LLC

Purchase and Sale of Fund Shares

Marsico shares are only available to investors in the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (Marsico Funds). Such investors may purchase or redeem shares of the Fund on any business day that the Fund is open through UMB Fund Services, Inc. (UMB Fund Services) by mail (Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210) or by telephone at 888-860-8686. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amounts for Marsico shares of the Fund range from $500 to $2,500, depending on the type of account. The minimum additional investment amount for Marsico shares is $100.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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BofA Cash Reserves

Additional Information About the Fund

This section includes additional information about the Fund's investment objective and certain strategies and policies that the Fund may utilize in pursuit of its investment objective, as well as additional related risks of the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit the Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Fund may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. Government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Fund). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and returns.

Changing the Fund's Investment Objective and Policies

The Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Fund's investment objective can be changed without shareholder approval. Certain of the Fund's investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, the Fund or its adviser, custodian, transfer agent, financial intermediaries

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BofA Cash Reserves

and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning the Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of the Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

12

Management of the Fund

Primary Service Providers

The Advisor, which also serves as the Fund's administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Fund. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, the Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund's portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund's investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Fund's most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by the Fund is shown in the following chart.

Annual Advisory Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.14	%*

*  The Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Advisor is available in the Fund's semi-annual report to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund's operations, coordination of the Fund's service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Fund's most recently completed fiscal year, the effective annual rate of the administration fees paid to the Administrator by the Fund is shown in the following chart.

Annual Administration Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.04	%*

*  The Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of

13

Management of the Fund

Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Fund's transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of the Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

14

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■  the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Fund and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

15

About Marsico Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Marsico shares. The Fund also offers other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Marsico shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Fund's share classes and how to choose among them.

Marsico Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Marsico shares are available only to investors in the Marsico Funds.
The minimum initial investment amounts for Marsico shares range from $500 to $2,500, depending on the type of account. The minimum additional investment amount for Marsico shares is $100.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Service Fee	0.25%
Maximum Shareholder Administration Fee	0.10%

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

16

About Marsico Shares

Service Fee

Pursuant to a shareholder servicing plan, the Fund pays its servicing agent, UMB Fund Services, a fee for providing services to investors. This fee is calculated daily and paid monthly. Because the fee is paid out of the Fund's assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund's Marsico shares:

Service Fee

Marsico Shares	0.25%

The Fund will pay this fee to UMB Fund Services for as long as the shareholder servicing plan for Marsico shares continues. The Fund may reduce or discontinue payments at any time.

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Marsico shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or financial intermediaries a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible financial intermediaries for the shareholder administration services they provide. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund's Marsico shares:

Shareholder Administration Fee

Marsico Shares	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible financial intermediaries, for as long as the shareholder administration plan for Marsico shares continues. The Fund may reduce or discontinue payments at any time.

17

About Marsico Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

18

Investing with the BofA Funds

Eligibility to Buy Shares

The Fund generally is available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Fund on a limited basis at the sole discretion of the Fund. The Fund is not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

Marsico shares are only available to investors in the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (Marsico Funds) and can only be purchased by such investors through UMB Fund Services. Please call UMB Fund Services at 888.860.8686 or visit www.marsicofunds.com for more details.

Investment Minimums

The minimum initial investment amount for Marsico shares of the Fund range from $500 to $2,500, depending on the type of account. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

The minimum additional investment amount for Marsico shares is $100.

19

Investing with the BofA Funds

Share Price Determination

The Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that the Fund will be able to do so. The price you pay or receive when you buy or sell shares is the Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Marsico shares of the Fund at the following times each business day (unless the Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Cash Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

20

Investing with the BofA Funds

Transaction Rules and Policies

You should ask UMB Fund Services about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services. Also remember that the BofA Funds may refuse any order to buy Fund shares. If this happens, any money received from you will be returned, but no interest will be paid on that money.

Order Processing

Orders to buy or sell shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If an order is received in "good form" by the Transfer Agent by the following time on a business day (unless the Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA Cash Reserves	5:00 p.m. Eastern time

Although the Fund seeks to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that the Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if UMB Fund Services has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for the order by the Fund's close time. A sell order is deemed to be in "good form" if UMB Fund Services has all the information and documentation it deems necessary to effect your order and the Transfer Agent has received the redemption order by the Fund's close time. Generally, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call UMB Fund Services at 888.860.8686 for more details regarding specific requirements.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee, is financially liable for the transaction if the signature is a forgery. Please check with UMB Fund Services for its requirements regarding a Medallion Signature Guarantee.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required of UMB Fund Services by the Transfer Agent if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, you will be asked to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the date of your purchase may need to be delayed or your application may be rejected and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

21

Investing with the BofA Funds

After your account is opened, steps are required to be taken to verify your identity. These actions may include checking your identifying information against various databases. If your identity is unable to be verified from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after it is determined that your identity cannot be verified.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Fund is designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy transactions. The BofA Funds reserve the right to impose or modify restrictions on purchase trading of Fund shares at any time.

22

Investing with the BofA Funds

Opening an Account and Placing Orders

Once you have an account you can communicate your orders directly to UMB Fund Services by mail or telephone or online as described below. For customers of UMB Fund Services, please direct any questions regarding the buying and selling of shares to UMB Fund Services at Marsico Funds, c/o UMB Fund Services Inc., P.O. Box 3210, Milwaukee, WI 53201-3210 or by calling 888-860-8686. For UMB Fund Services, please direct any Fund related inquiries to the Transfer Agent at BFDS, P.O. Box 8026, Boston, MA 02266-8026 or by calling 800-353-0828.

Written Orders

Once you have an account, you can communicate written buy and sell orders to UMB Fund Services at the following address:

Marsico Funds
c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210.

Telephone Orders

Once you have an account, you may place orders through UMB Fund Services by telephone. To place orders by telephone, call 888.860.8686. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. Reasonable steps will be taken to confirm that telephone instructions are genuine. For example, proof of your identification will be required before instructions received by telephone will be acted on and telephone conversations will be recorded. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact UMB Fund Services at 888.860.8686 for more information on account trading restrictions and the special sign-up procedures required for online transactions. UMB Fund Services has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

Wire Purchases

You may buy Marsico shares of the Fund by wiring money from your bank account to your Fund-related account at UMB Fund Services by calling 888.860.8686. For purchases by Fedwire, UMB Fund Services must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day UMB Fund Services receives the order (unless the Fund closes early). If UMB Fund Services receives payment after this time, generally it will cancel the order and return any payment received for the order. If UMB Fund Services does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Marsico shares of the Fund by electronically transferring money from your bank account to your Fund-related account at UMB Fund Services by calling 888.860.8686. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting UMB Fund Services prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  UMB Fund Services is responsible for sending your buy order to the BofA Funds and ensuring that BofA Funds receive your order in "good form", which includes receiving your money on time. If we do not receive your money on time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate.

23

Investing with the BofA Funds

The BofA Funds reserve the right to redeem all or part of your holding of shares in any BofA Fund in order to meet these costs.

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Marsico shares at NAV per share.

■  UMB Fund Services is responsible for sending your buy order to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of the Fund legally offered and sold in your state of residence. The Fund may not be available for purchase in all states.

■  Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

■  If you claim that you are eligible to purchase shares of the Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Marsico shares sale proceeds be wired to your bank account by calling UMB Fund Services at 888.860.8686. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50.

The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Marsico shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling UMB Fund Services at 888.860.8686. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting UMB Fund Services prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Redemption Rules You Should Know

■  If you sell your shares through UMB Fund Services, the BofA Funds will normally send the sale proceeds by Fedwire as soon as practicable following the NAV determination time applicable to your order.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by the Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, the Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

24

Investing with the BofA Funds

Privacy Policy

■  The BofA Funds have a policy designed to protect the privacy of personal information, as does UMB Fund Services. A copy of the BofA Funds' privacy notice was given to UMB Fund Services.

State Escheatment Laws

Under certain circumstances, your shares in the Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

25

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing UMB Fund Services at Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210, or by calling 888-860-8686.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■  The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and,

26

Distributions and Taxes

consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■  The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

27

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Fund's financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Marsico Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—		—		—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—		—		—
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.00%		0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.62%		0.63%		0.62%		0.62%		0.63%
Net Expenses	0.23%		0.22%		0.29	%(e)	0.35	%(e)	0.31	%(e)
Waiver/Reimbursement	0.39%		0.41%		0.33%		0.27%		0.32%
Net Investment Income	—		—	%(f)	—	(e)	—	(e)	—	(e)
Net Assets, End of Period (000s)	$6,316		$7,561		$7,688		$9,041		$11,348

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

28

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Marsico shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for the Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. The Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the chart.

BofA Cash Reserves – Marsico Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.62%	9.02%	$10,902.49	$66.18
3	15.76%	0.62%	13.80%	$11,380.02	$69.08
4	21.55%	0.62%	18.78%	$11,878.46	$72.10
5	27.63%	0.62%	23.99%	$12,398.74	$75.26
6	34.01%	0.62%	29.42%	$12,941.81	$78.56
7	40.71%	0.62%	35.09%	$13,508.66	$82.00
8	47.75%	0.62%	41.00%	$14,100.34	$85.59
9	55.13%	0.62%	47.18%	$14,717.93	$89.34
10	62.89%	0.62%	53.63%	$15,362.58	$93.25
Total Gain After Fees & Expenses				$5,362.58
Total Annual Fees & Expenses					$767.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

29

Notes

30

Notes

31

Advisory services are provided to the Fund by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Cash Reserves
Marsico Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-MAR-0116

Shareholder Communications with the Board

The Fund's Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Adviser Class Shares

•  BofA California Tax-Exempt Reserves (NARXX)

•  BofA Cash Reserves (NCRXX)

•  BofA Government Plus Reserves (GGCXX)

•  BofA Government Reserves (NGRXX)

•  BofA Money Market Reserves (NRAXX)

•  BofA Municipal Reserves (NMRXX)

•  BofA Tax-Exempt Reserves (NTAXX)

•  BofA Treasury Reserves (NTRXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	10
BofA Government Plus Reserves	17
BofA Government Reserves	23
BofA Money Market Reserves	28
BofA Municipal Reserves	34
BofA Tax-Exempt Reserves	40
BofA Treasury Reserves	46
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	52
Additional Information About the Funds	53
Management of the Funds	55
Primary Service Providers	55
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	57
About Adviser Class Shares	58
Description of the Share Class	58
Service Fee	59
Financial Intermediary Compensation	60
Investing with the BofA Funds	61
Eligibility to Buy Shares	61
Share Price Determination	62
Transaction Rules and Policies	63
Opening an Account and Placing Orders	65
Distributions and Taxes	68
Distributions to Shareholders	68
Taxes and Your Investment	68
Financial Highlights	70
Hypothetical Fees and Expenses	78

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.33%
Service fee	0.25%
Other	0.08%
Total annual Fund operating expenses	0.58%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$173	$311	$713

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

5

BofA California Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may

6

BofA California Tax-Exempt Reserves

be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.82%
Worst:	4	th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.01%	0.02%	1.01%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010,

12

BofA Cash Reserves

the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

13

BofA Cash Reserves

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

14

BofA Cash Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.26%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.02%	0.00%	1.51%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

16

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$162	$288	$657

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

19

BofA Government Plus Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the

20

BofA Government Plus Reserves

Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

21

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 21, 2005, the performance of the Fund's Adviser Class shares represents that of the Galaxy Institutional Government Money Market Fund's Preferred shares, the predecessor to Columbia Government Plus Reserves' Adviser Class shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.23%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.04%	0.02%	1.45%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

22

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

23

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$158	$279	$635

Remember this is an example only. Your actual costs may be higher or lower.

24

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in

25

BofA Government Reserves

circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

26

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.23%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.01%	0.01%	1.42%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

27

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

28

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$158	$279	$635

Remember this is an example only. Your actual costs may be higher or lower.

29

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation,

30

BofA Money Market Reserves

imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of

31

BofA Money Market Reserves

the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.26%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.00%	0.00%	1.51%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

33

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.55%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$166	$297	$680

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

36

BofA Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of

37

BofA Municipal Reserves

debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

38

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.84%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.01%	0.01%	1.08%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

39

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

40

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. Your actual costs may be higher or lower.

41

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when, selling portfolio securities to meet redemption requests if for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

42

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

43

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

44

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.83%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.00%	0.01%	1.04%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

45

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Adviser Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.45%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

46

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Adviser Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$158	$279	$635

Remember this is an example only. Your actual costs may be higher or lower.

47

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

48

BofA Treasury Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is

49

BofA Treasury Reserves

permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

50

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Adviser Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Adviser Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.23%
Worst:	3	rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Adviser Class Shares	0.01%	0.01%	1.31%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 52 of the prospectus.

51

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Adviser Class shares is $100,000. There is no minimum additional investment amount for Adviser Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

52

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

53

Additional Information About the Funds

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A

Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

54

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

55

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

56

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

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About Adviser Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Adviser Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Adviser Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Adviser Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services.
The minimum initial investment amount for Adviser Class shares is $100,000. There is no minimum additional investment amount for Adviser Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Service Fee	0.25% service fee

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

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About Adviser Class Shares

Service Fee

Pursuant to the shareholder servicing plan for Adviser Class shares adopted by the Board, the Funds pay the Distributor and/or eligible financial intermediaries a service fee that is intended to compensate the Distributor and/or eligible financial intermediaries for providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Funds' assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Funds' Adviser Class shares:

Service Fee

Adviser Class Shares	0.25%

The Funds will pay this fee to the Distributor and/or to eligible financial intermediaries for as long as the shareholder servicing plan for Adviser Class shares continues. The BofA Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other fees for providing services to your account, which may be different from those described here.

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About Adviser Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves (the State Tax-Free Fund), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Fund is only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase the State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY

Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services. Adviser Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Investment Minimums

The minimum initial investment amount for Adviser Class shares is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy Adviser Class shares. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Adviser Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Adviser Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	–	(Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to

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Investing with the BofA Funds

open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Adviser Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Adviser Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Adviser Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Fund. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Adviser Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Adviser Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or

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Investing with the BofA Funds

electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

67

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that

68

Distributions and Taxes

distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

69

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.05%		0.03%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.58%		0.56%	0.57%		0.57%		0.55%
Net Expenses	0.09%		0.11%	0.19	%(f)	0.23	%(f)	0.32	%(f)
Waiver/Reimbursement	0.49%		0.45%	0.38%		0.34%		0.23%
Net Investment Income	—		—	—	%(e)(f)	—	%(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$6,030		$6,478	$13,083		$43,603		$62,936

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

70

Financial Highlights

BofA Cash Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—		—		—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—		—		—
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.00%		0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.52%		0.53%		0.52%		0.53%		0.53%
Net Expenses	0.23%		0.22%		0.29	%(e)	0.36	%(e)	0.32	%(e)
Waiver/Reimbursement	0.29%		0.31%		0.23%		0.17%		0.21%
Net Investment Income	—		—	%(f)	—	%(e)	—	%(e)	—	%(e)
Net Assets, End of Period (000s)	$1,620,117		$1,384,719		$1,481,000		$1,741,542		$1,964,131

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

71

Financial Highlights

BofA Government Plus Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—		—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.04%		0.04%		0.02%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.53%		0.55%		0.60%		0.58%		0.56%
Net Expenses	0.07	%(e)	0.06%		0.15	%(f)	0.16	%(f)	0.22	%(f)
Waiver/Reimbursement	0.46%		0.49%		0.45%		0.42%		0.34%
Net Investment Income	0.04%		0.04%		0.02	%(f)	0.01	%(f)	—	%(f)
Net Assets, End of Period (000s)	$1,674		$2,887		$6,712		$6,106		$6,956

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
72

Financial Highlights

BofA Government Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.52%	0.52%		0.52%		0.51%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.43%		0.44%	0.41%		0.41%		0.35%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$343,377		$460,390	$417,569		$321,056		$393,326

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

73

Financial Highlights

BofA Money Market Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—		—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		—		—		—		—
From Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.51%		0.51%		0.51%		0.52%
Net Expenses	0.22%		0.21%		0.28	%(e)	0.33	%(e)	0.31	%(e)
Waiver/Reimbursement	0.29%		0.30%		0.23%		0.18%		0.21%
Net Investment Income	—		—		—	%(e)	—	%(e)	—	%(d)(e)
Net Assets, End of Period (000s)	$253,202		$280,781		$336,848		$449,873		$681,956

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

74

Financial Highlights

BofA Municipal Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	—		—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	—	(a)	—	(a)	—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.00%	0.04	%(d)	0.00	%(e)	0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.55%		0.54%	0.53%		0.52%		0.52%
Net Expenses	0.13%		0.16%	0.22	%(f)	0.29	%(f)	0.34	%(f)
Waiver/Reimbursement	0.42%		0.38%	0.31%		0.23%		0.18%
Net Investment Income	—	%(e)	—	—	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$10,747		$37,715	$27,518		$50,243		$168,505

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

75

Financial Highlights

BofA Tax-Exempt Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—		—		—	(a)	—	(a)
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.02%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.52%		0.52%		0.51%		0.51%		0.52%
Net Expenses	0.08%		0.11%		0.16	%(e)	0.21	%(e)	0.31	%(e)
Waiver/Reimbursement	0.44%		0.41%		0.35%		0.30%		0.21%
Net Investment Income	—		—		—	%(d)(e)	—	%(e)	—	%(d)(e)
Net Assets, End of Period (000s)	$2,278		$5,584		$6,671		$5,638		$11,797

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Treasury Reserves – Adviser Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.51%		0.51%		0.51%		0.51%
Net Expenses	0.06	%(e)	0.06%		0.12	%(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.45%		0.45%		0.39%		0.40%		0.35%
Net Investment Income	0.01%		0.01%		0.01	%(f)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$2,819,127		$3,447,841		$2,044,961		$1,912,565		$2,933,795

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

77

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Adviser Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.58%	9.17%	$10,917.11	$61.98
3	15.76%	0.58%	14.00%	$11,399.65	$64.72
4	21.55%	0.58%	19.04%	$11,903.51	$67.58
5	27.63%	0.58%	24.30%	$12,429.65	$70.57
6	34.01%	0.58%	29.79%	$12,979.04	$73.69
7	40.71%	0.58%	35.53%	$13,552.71	$76.94
8	47.75%	0.58%	41.52%	$14,151.74	$80.34
9	55.13%	0.58%	47.77%	$14,777.25	$83.89
10	62.89%	0.58%	54.30%	$15,430.40	$87.60
Total Gain After Fees & Expenses				$5,430.40
Total Annual Fees & Expenses					$713.33

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

78

Hypothetical Fees and Expenses

BofA Cash Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees & Expenses				$5,510.38
Total Annual Fees & Expenses					$645.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.53%	9.22%	$10,922.34	$56.65
3	15.76%	0.53%	14.11%	$11,410.57	$59.18
4	21.55%	0.53%	19.21%	$11,920.62	$61.83
5	27.63%	0.53%	24.53%	$12,453.47	$64.59
6	34.01%	0.53%	30.10%	$13,010.14	$67.48
7	40.71%	0.53%	35.92%	$13,591.69	$70.49
8	47.75%	0.53%	41.99%	$14,199.24	$73.65
9	55.13%	0.53%	48.34%	$14,833.95	$76.94
10	62.89%	0.53%	54.97%	$15,497.03	$80.38
Total Gain After Fees & Expenses				$5,497.03
Total Annual Fees & Expenses					$657.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

79

Hypothetical Fees and Expenses

BofA Government Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.51%	9.24%	$10,924.43	$54.52
3	15.76%	0.51%	14.15%	$11,414.94	$56.97
4	21.55%	0.51%	19.27%	$11,927.47	$59.52
5	27.63%	0.51%	24.63%	$12,463.01	$62.20
6	34.01%	0.51%	30.23%	$13,022.60	$64.99
7	40.71%	0.51%	36.07%	$13,607.31	$67.91
8	47.75%	0.51%	42.18%	$14,218.28	$70.96
9	55.13%	0.51%	48.57%	$14,856.68	$74.14
10	62.89%	0.51%	55.24%	$15,523.75	$77.47
Total Gain After Fees & Expenses				$5,523.75
Total Annual Fees & Expenses					$634.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.51%	9.24%	$10,924.43	$54.52
3	15.76%	0.51%	14.15%	$11,414.94	$56.97
4	21.55%	0.51%	19.27%	$11,927.47	$59.52
5	27.63%	0.51%	24.63%	$12,463.01	$62.20
6	34.01%	0.51%	30.23%	$13,022.60	$64.99
7	40.71%	0.51%	36.07%	$13,607.31	$67.91
8	47.75%	0.51%	42.18%	$14,218.28	$70.96
9	55.13%	0.51%	48.57%	$14,856.68	$74.14
10	62.89%	0.51%	55.24%	$15,523.75	$77.47
Total Gain After Fees & Expenses				$5,523.75
Total Annual Fees & Expenses					$634.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

80

Hypothetical Fees and Expenses

BofA Municipal Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.55%	9.20%	$10,920.25	$58.78
3	15.76%	0.55%	14.06%	$11,406.20	$61.40
4	21.55%	0.55%	19.14%	$11,913.77	$64.13
5	27.63%	0.55%	24.44%	$12,443.94	$66.98
6	34.01%	0.55%	29.98%	$12,997.69	$69.96
7	40.71%	0.55%	35.76%	$13,576.09	$73.08
8	47.75%	0.55%	41.80%	$14,180.23	$76.33
9	55.13%	0.55%	48.11%	$14,811.25	$79.73
10	62.89%	0.55%	54.70%	$15,470.35	$83.27
Total Gain After Fees & Expenses				$5,470.35
Total Annual Fees & Expenses					$679.68

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees & Expenses				$5,510.38
Total Annual Fees & Expenses					$645.93

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

81

Hypothetical Fees and Expenses

BofA Treasury Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.51%	9.24%	$10,924.43	$54.52
3	15.76%	0.51%	14.15%	$11,414.94	$56.97
4	21.55%	0.51%	19.27%	$11,927.47	$59.52
5	27.63%	0.51%	24.63%	$12,463.01	$62.20
6	34.01%	0.51%	30.23%	$13,022.60	$64.99
7	40.71%	0.51%	36.07%	$13,607.31	$67.91
8	47.75%	0.51%	42.18%	$14,218.28	$70.96
9	55.13%	0.51%	48.57%	$14,856.68	$74.14
10	62.89%	0.51%	55.24%	$15,523.75	$77.47
Total Gain After Fees & Expenses				$5,523.75
Total Annual Fees & Expenses					$634.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

82

Notes

83

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Adviser Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-ADV-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Capital Class Shares

•  BofA California Tax-Exempt Reserves (NCAXX)

•  BofA Cash Reserves (CPMXX)

•  BofA Connecticut Municipal Reserves (BOCXX)

•  BofA Government Plus Reserves (GIGXX)

•  BofA Government Reserves (CGCXX)

•  BofA Massachusetts Municipal Reserves (BOMXX)

•  BofA Money Market Reserves (NMCXX)

•  BofA Municipal Reserves (CAFXX)

•  BofA New York Tax-Exempt Reserves (NNYXX)

•  BofA Tax-Exempt Reserves (NRCXX)

•  BofA Treasury Reserves (CPLXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	10
BofA Connecticut Municipal Reserves	17
BofA Government Plus Reserves	23
BofA Government Reserves	29
BofA Massachusetts Municipal Reserves	34
BofA Money Market Reserves	41
BofA Municipal Reserves	47
BofA New York Tax-Exempt Reserves	53
BofA Tax-Exempt Reserves	59
BofA Treasury Reserves	65
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	71
Additional Information About the Funds	72
Management of the Funds	75
Primary Service Providers	75
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	77
About Capital Class Shares	78
Description of the Share Class	78
Financial Intermediary Compensation	79
Investing with the BofA Funds	80
Eligibility to Buy Shares	80
Share Price Determination	81
Transaction Rules and Policies	82
Opening an Account and Placing Orders	84
Distributions and Taxes	88
Distributions to Shareholders	88
Taxes and Your Investment	88
Financial Highlights	91
Hypothetical Fees and Expenses	102

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.08%
Total annual Fund operating expenses	0.33%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$93	$172	$405

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced

5

BofA California Tax-Exempt Reserves

to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of

6

BofA California Tax-Exempt Reserves

issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the

7

BofA California Tax-Exempt Reserves

income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.88%
Worst:	4th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.01%	0.07%	1.15%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

12

BofA Cash Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related

13

BofA Cash Reserves

Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and

14

BofA Cash Reserves

financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2007:	1.32%
Worst:	3rd quarter 2014:	0.01%

* Year-to-date return as of September 30, 2015: 0.04%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.04%	0.10%	1.68%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

16

BofA Connecticut Municipal Reserves

Investment Objective

BofA Connecticut Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.43%
Total annual Fund operating expenses	0.68%
Fee waivers and/or reimbursements(a)(b)	-0.48%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$169	$331	$801

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Connecticut Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Connecticut state income tax on individuals, trusts and estates. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

19

BofA Connecticut Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut's economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within Connecticut), which has demonstrated slower growth over the

20

BofA Connecticut Municipal Reserves

last five years than the New England region and the nation. On June 3, 2015, the General Assembly passed a biennial budget bill which was subsequently amended in a Special Session held on June 29, 2015 and signed by the Governor. Connecticut's biennium budget makes General Fund appropriations of $18,161.6 million in Fiscal Year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations; and $18,711.2 million in Fiscal Year 2016-17. The budget projects General Fund revenues of $18,162.4 million in Fiscal Year 2015-16 and $18,713.6 million in Fiscal Year 2016-17, resulting in a projected surplus of $0.8 million in Fiscal Year 2015-16 and $2.5 million in Fiscal Year 2016-17. In September 2015, Governor Malloy ordered $103 million in emergency cuts from the Connecticut budget due to lower than expected revenues, including lower income tax receipts than were projected in the budget. In October 2015, Governor Malloy and Legislative leaders met to discuss the possibility of calling a Special Session to further address projected budget deficits which range from estimates of $118 million to $431 million. There can be no assurances that the financial condition of Connecticut will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Connecticut and its municipalities may affect the ability of Connecticut or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Connecticut municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

21

BofA Connecticut Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, G-Trust shares and Retail A shares of the Fund converted into Capital Class shares of the Fund when Capital Class shares of the Fund were first offered. The financial information of Capital Class shares prior to this conversion is that of G-Trust shares, which reflects substantially the same expenses as those of Capital Class shares. If the historic financial information of Retail A shares was used instead of that of G-Trust shares, the total return for each period prior to the conversion would be lower due to the higher expenses applicable to Retail A shares. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Connecticut Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 23, 2005, the performance of the Fund's G-Trust shares represents that of the Galaxy Connecticut Municipal Money Market Fund's Trust shares, the predecessor to Columbia Connecticut Municipal Reserves' G-Trust shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1st quarter 2005:	1.60%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.05%	0.08%	1.13%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

22

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

23

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$82	$149	$348

Remember this is an example only. Your actual costs may be higher or lower.

24

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

25

BofA Government Plus Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the

26

BofA Government Plus Reserves

Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

27

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4th quarter 2006:	1.29%
Worst:	4th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.04%	0.02%	1.57%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

28

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

29

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

30

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

31

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2006:	1.29%
Worst:	4th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.01%	0.01%	1.53%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

33

BofA Massachusetts Municipal Reserves

Investment Objective

BofA Massachusetts Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.21%
Total annual Fund operating expenses	0.46%
Fee waivers and/or reimbursements(a)(b)	-0.26%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$121	$232	$554

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Massachusetts Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the State of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

36

BofA Massachusetts Municipal Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Massachusetts municipal securities, the value of the Fund's shares

37

BofA Massachusetts Municipal Reserves

may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. Since reaching 7.2% in October 2013, the Massachusetts unemployment rate has slowly declined to the rate of 4.6% in June of 2015, 0.7% below the national rate of 5.3%. From 2006 to 2012, Massachusetts personal income either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. In 2013, Massachusetts, New England and the U.S. all experienced a slight decline in real income. Most recently, the 2014 Massachusetts Per Capita Personal Income remains higher than New England and the Nation as a whole. The fiscal year 2014-15 budget as enacted assumed tax revenues of $24,387 billion, reflecting the fiscal year 2014-15 consensus tax estimate of $24,337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. On February 13, 2015, the Governor approved legislation that enables above-threshold capital gains taxes to be retained in the General Fund in fiscal year 2014-15. Under state finance law, that amount would have been deposited in the Stabilization Fund and would not have been available for budgetary purposes. There can be no assurances that the financial condition of Massachusetts will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Massachusetts and its municipalities may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Massachusetts municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

38

BofA Massachusetts Municipal Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

39

BofA Massachusetts Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, G-Trust shares and Retail A shares of the Fund converted into Capital Class shares of the Fund when Capital Class shares of the Fund were first offered. The financial information of Capital Class shares prior to this conversion is that of G-Trust shares, which reflects substantially the same expenses as those of Capital Class shares. If the historic financial information of Retail A shares was used instead of that of G-Trust shares, the total return for each period prior to the conversion would be lower due to the higher expenses applicable to Retail A shares. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Massachusetts Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. For periods prior to November 23, 2005, the performance of the Fund's G-Trust shares represents that of the Galaxy Massachusetts Municipal Money Market Fund's Trust shares, the predecessor to Columbia Massachusetts Municipal Reserves' G-Trust shares. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1st quarter 2005:	1.65%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.03%	0.07%	1.14%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

40

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

41

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

42

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation,

43

BofA Money Market Reserves

imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of

44

BofA Money Market Reserves

the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

45

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2007:	1.32%
Worst:	3rd quarter 2013:	0.01%

* Year-to-date return as of September 30, 2015: 0.06%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.05%	0.09%	1.68%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

46

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

47

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$86	$159	$371

Remember this is an example only. Your actual costs may be higher or lower.

48

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

49

BofA Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of

50

BofA Municipal Reserves

debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

51

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.91%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.01%	0.08%	1.24%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.
52

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.09%
Total annual Fund operating expenses	0.34%
Fee waivers and/or reimbursements(a)(b)	-0.14%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

53

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$95	$177	$417

Remember this is an example only. Your actual costs may be higher or lower.

54

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

55

BofA New York Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the

56

BofA New York Tax-Exempt Reserves

economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York ended fiscal year 2014-15 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2014-15 were close to planned levels. New York made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2014-15, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2014-15, an increase of $1.6 billion (2.6%). State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. New York Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

57

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.89%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.02%	0.08%	1.18%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

58

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

59

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

60

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

61

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

62

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

63

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.90%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.00%	0.05%	1.18%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

64

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Capital Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

65

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Capital Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

66

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

67

BofA Treasury Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is

68

BofA Treasury Reserves

permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

69

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Capital Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Capital Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4th quarter 2006:	1.29%
Worst:	1st quarter 2010:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Capital Class Shares	0.01%	0.01%	1.42%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 71 of the prospectus.

70

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Capital Class shares is $1,000,000, except that a Capital Class shareholder who previously had an existing account in former Retail A shares of a Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Capital Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

71

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Connecticut Municipal Reserves' investment objective is to seek current income exempt from federal income tax

72

Additional Information About the Funds

and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Massachusetts Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund

73

Additional Information About the Funds

may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

74

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Connecticut Municipal Reserves	0.15	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Massachusetts Municipal Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

75

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Connecticut Municipal Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Massachusetts Municipal Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA New York Tax-Exempt Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

76

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

77

About Capital Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Capital Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Capital Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Capital Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Capital Class shares are available to institutions, intermediaries and individuals on a direct basis for their own accounts, or for accounts that are held through certain financial intermediaries and that do not receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund. Capital Class shares may be offered by Bank of America and its affiliates.
A shareholder who had an existing account in Capital Class shares of a Fund as of October 12, 2012 continues to be eligible to invest in Capital Class shares of the same Fund. In addition, such a shareholder who owns, in the aggregate, at least $1,000,000 in Capital Class shares across all of his or her accounts in all of the BofA Funds (or, if applicable, the $2,500 minimum initial investment amount described in the next paragraph) is eligible to invest in Capital Class shares of another Fund without regard to its eligibility criteria.
The minimum initial investment amount for Capital Class shares is $1,000,000, except that a Capital Class shareholder who previously had an existing account in former Retail A shares of a Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Capital Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	none

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

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About Capital Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves (the State Tax-Free Funds), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Funds are only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase a State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY
BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves	CA, CO, CT, FL, GA, GU, KY, LA, MA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, RI, UT, VA, VT, WY
BofA New York Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, UT, VA, VI, WY

Capital Class shares are available to institutions, intermediaries and individuals on a direct basis for their own accounts, or for accounts that are held through certain financial intermediaries and that do not receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund. Capital Class shares may be offered by Bank of America and its affiliates.

A shareholder who had an existing account in Capital Class shares of a Fund as of October 12, 2012 continues to be eligible to invest in Capital Class shares of the same Fund. In addition, such a shareholder who owns, in the aggregate, at least $1,000,000 in Capital Class shares across all of his or her accounts in all of the BofA Funds (or, if applicable, the $2,500 minimum initial investment amount described in the next section) is eligible to invest in Capital

Class shares of another Fund without regard to its eligibility criteria. See the SAI for additional information.

Investment Minimums

The minimum initial investment amount for Capital Class shares is $1,000,000, except for the following categories of eligible investors for which the minimum initial investment amount is $2,500:

■  A Capital Class shareholder who previously had an existing account in the former Retail A shares of a Fund or G-Trust shares of BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves or BofA New York Tax-Exempt Reserves that was converted into Capital Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Capital Class shares account opened by such shareholder in another Fund;

■  Any trustee or director (or family member of a trustee or director) of a Fund distributed by the Distributor; and

■  Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

Financial intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy Capital Class shares. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Capital Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Capital Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	–	(Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

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Investing with the BofA Funds

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Capital Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Capital Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Capital Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Funds. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Capital Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Capital Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than $100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

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Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m.

Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

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Investing with the BofA Funds

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist

88

Distributions and Taxes

primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

90

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On October 1, 2011, G-Trust shares and Retail A shares of each of BofA Connecticut Municipal Reserves and BofA Massachusetts Municipal Reserves converted into Capital Class shares of each respective Fund when Capital Class shares of each Fund were first offered. The financial information presented in the financial highlights tables below for the periods prior to October 1, 2011 for each of BofA Connecticut Municipal Reserves and BofA Massachusetts Municipal Reserves is that of each Fund's G-Trust shares (and its predecessor class). If the historic financial information of Retail A shares was used instead of that of G-Trust shares, the total return for each period prior to October 1, 2011 would be lower due to the higher expenses applicable to Retail A shares.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—	(a)	0.001
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	(0.001)		(0.001)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.01%		0.08%		0.14%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.33%		0.31%	0.32%		0.32%		0.30%
Net Expenses	0.09%		0.11%	0.17	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.24%		0.20%	0.15%		0.12%		0.10%
Net Investment Income	—		—	0.01	%(e)	0.03	%(e)	0.11	%(e)
Net Assets, End of Period (000s)	$55,797		$80,166	$110,464		$75,981		$117,232

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

91

Financial Highlights

BofA Cash Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001		—	(a)	0.001		0.002		0.001
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	0.001		—	(a)	0.001		0.002		0.001
Less Distributions to Shareholders:
From Net Investment Income	(0.001)		—	(a)	(0.001)		(0.002)		(0.001)
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.05	%(d)	0.04	%(d)	0.09%		0.16%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.27%		0.27%		0.27%		0.28%		0.28%
Net Expenses	0.19%		0.19%		0.20	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.08%		0.08%		0.07%		0.08%		0.08%
Net Investment Income	0.04%		0.03%		0.09	%(e)	0.16	%(e)	0.11	%(e)
Net Assets, End of Period (000s)	$5,966,629		$7,233,139		$5,495,170		$6,563,081		$4,638,454

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

92

Financial Highlights

BofA Connecticut Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—		—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—		—	(b)	—	(b)	(0.001)		(0.001)
From Net Realized Gains	—	(b)	—		—		—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.02%		0.02%		0.05%		0.11%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.67%		0.62%		0.60%		0.52%		0.57%
Net Expenses	0.11%		0.14%		0.18	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.56%		0.48%		0.42%		0.32%		0.37%
Net Investment Income	—		—		0.02	%(e)	0.04	%(e)	0.11	%(e)
Net Assets, End of Period (000s)	$54,058		$56,951		$69,033		$94,404		$98,206

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares and G-Trust shares were converted into Capital Class shares when Capital Class shares were first offered. The financial information of Capital Class shares prior to this conversion is that of G-Trust shares, which reflects substantially the same expenses as those of Capital Class shares. If the historic financial information of Retail A shares was used instead of that of G-Trust shares, the total return for each period prior to the conversion would be lower due to the higher expenses applicable to Retail A shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

93

Financial Highlights

BofA Government Plus Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Increase from Contribution from Advisor	—		—		—		—		—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.04%		0.04%		0.02%		0.01%		0.01	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.28%		0.30%		0.34%		0.33%		0.31%
Net Expenses	0.08%		0.06%		0.14	%(f)	0.16	%(f)	0.17	%(f)
Waiver/Reimbursement	0.20%		0.24%		0.20%		0.17%		0.14%
Net Investment Income	0.04%		0.04%		0.02	%(f)	0.01	%(f)	0.01	%(f)
Net Assets, End of Period (000s)	$1,965,820		$1,318,950		$503,751		$338,932		$492,086

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares were converted into Capital Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

94

Financial Highlights

BofA Government Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	— (b)	—	(b)	—		—
Total from Investment Operations	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Increase from Contribution from Advisor	—	(b)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01	%(e)	0.01%	0.01%		0.00	%(f)	0.00	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%		0.27%	0.27%		0.27%		0.26%
Net Expenses	0.08%		0.08%	0.11	%(g)	0.11	%(g)	0.15	%(g)
Waiver/Reimbursement	0.18%		0.19%	0.16%		0.16%		0.11%
Net Investment Income	0.01%		0.01%	0.01	%(g)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$4,301,070		$2,909,385	$3,645,814		$3,784,266		$3,502,524

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares were converted into Capital Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  Rounds to less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

95

Financial Highlights

BofA Massachusetts Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—	(b)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	—	(b)	—		—		—
Total from Investment Operations	—	—	(b)	—	(b)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	—	(b)	—	(b)	(0.001)		(0.001)
From Net Realized Gains	— (b)	—	(b)	—		—		—	(b)
Total Distributions to Shareholders	— (b)	—	(b)	—	(b)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%	0.02%		0.04	%(e)	0.07%		0.12%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.45%	0.42%		0.43%		0.39%		0.42%
Net Expenses	0.11%	0.14%		0.18	%(f)	0.20	%(f)	0.20	%(f)
Waiver/Reimbursement	0.34%	0.28%		0.25%		0.19%		0.22%
Net Investment Income	—	—		0.02	%(f)	0.04	%(f)	0.11	%(f)
Net Assets, End of Period (000s)	$116,683	$129,808		$145,460		$186,824		$198,945

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares and G-Trust shares were converted into Capital Class shares when Capital Class shares were first offered. The financial information of Capital Class shares prior to this conversion is that of G-Trust shares, which reflects substantially the same expenses as those of Capital Class shares. If the historic financial information of Retail A shares was used instead of that of G-Trust shares, the total return for each period prior to the conversion would be lower due to the higher expenses applicable to Retail A shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

96

Financial Highlights

BofA Money Market Reserves – Capital Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.001	0.001		0.001		0.001
Net Realized Gain (Loss) on Investments	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	0.001	0.001	0.001		0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.001)	(0.001)		(0.001)		(0.001)
From Net Realized Gains	— (b)	— (b)	—	(b)	—	(b)	—
Total Distributions to Shareholders	(0.001)	(0.001)	(0.001)		(0.001)		(0.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.07%	0.05%	0.07%		0.14%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%	0.26%	0.26%		0.26%		0.27%
Net Expenses	0.16%	0.16%	0.20	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.10%	0.10%	0.06%		0.06%		0.07%
Net Investment Income	0.07%	0.05%	0.08	%(e)	0.14	%(e)	0.11	%(e)
Net Assets, End of Period (000s)	$15,418,966	$15,482,699	$8,839,168		$10,538,788		$6,387,295

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares were converted into Capital Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

97

Financial Highlights

BofA Municipal Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	—	(a)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	—	(a)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.00%	0.07	%(d)	0.09%		0.14%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.30%		0.29%	0.28%		0.27%		0.27%
Net Expenses	0.13%		0.16%	0.20	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.17%		0.13%	0.08%		0.07%		0.07%
Net Investment Income	—	%(f)	—	0.04	%(e)	0.09	%(e)	0.14	%(e)
Net Assets, End of Period (000s)	$370,475		$368,501	$670,991		$1,814,346		$2,825,365

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

98

Financial Highlights

BofA New York Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—	(b)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	—	(b)	—	(b)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	— (b)	—	(b)	—	(b)	(0.001)		(0.001)
From Net Realized Gains	— (b)	—	(b)	—		—	(b)	—
Total Distributions to Shareholders	— (b)	—	(b)	—	(b)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%	0.01%		0.03%		0.12%		0.14%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.34%	0.34%		0.33%		0.33%		0.35%
Net Expenses	0.12%	0.15%		0.18	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.22%	0.19%		0.15%		0.13%		0.15%
Net Investment Income	—	—		0.02	%(e)	0.06	%(e)	0.14	%(e)
Net Assets, End of Period (000s)	$69,804	$65,300		$96,293		$101,154		$85,820

Past performance is no guarantee of future results.

(a)  On October 1, 2011, G-Trust shares and Retail A shares were converted into Capital Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

99

Financial Highlights

BofA Tax-Exempt Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	—	(b)	0.001
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	(0.001)
From Net Realized Gains	—	(b)	—		—		—	(b)	—	(b)
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	(0.001)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.00	%(e)	0.00	%(e)	0.01%		0.04%		0.10%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.27%		0.27%		0.27%		0.27%		0.27%
Net Expenses	0.08%		0.11%		0.16	%(f)	0.19	%(f)	0.20	%(f)
Waiver/Reimbursement	0.19%		0.16%		0.11%		0.08%		0.07%
Net Investment Income	—		—		0.01	%(f)	0.02	%(f)	0.10	%(f)
Net Assets, End of Period (000s)	$948,694		$1,221,197		$1,317,210		$1,104,177		$1,205,520

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Retail A shares were converted into Capital Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

100

Financial Highlights

BofA Treasury Reserves – Capital Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.01	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%		0.26%		0.26%		0.26%		0.26%
Net Expenses	0.07%		0.06%		0.12	%(e)	0.11	%(e)	0.14	%(e)
Waiver/Reimbursement	0.19%		0.20%		0.14%		0.15%		0.12%
Net Investment Income	0.01%		0.01%		0.01	%(e)	—	%(e)(f)	0.01	%(e)
Net Assets, End of Period (000s)	$5,528,484		$5,927,844		$6,437,715		$5,462,494		$4,455,824

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

101

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Capital Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.33%	9.69%	$10,969.42	$35.39
3	15.76%	0.33%	14.82%	$11,481.69	$37.04
4	21.55%	0.33%	20.18%	$12,017.88	$38.77
5	27.63%	0.33%	25.79%	$12,579.12	$40.59
6	34.01%	0.33%	31.67%	$13,166.56	$42.48
7	40.71%	0.33%	37.81%	$13,781.44	$44.46
8	47.75%	0.33%	44.25%	$14,425.03	$46.54
9	55.13%	0.33%	50.99%	$15,098.68	$48.71
10	62.89%	0.33%	58.04%	$15,803.79	$50.99
Total Gain After Fees & Expenses				$5,803.79
Total Annual Fees & Expenses					$405.45

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

102

Hypothetical Fees and Expenses

BofA Cash Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Connecticut Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.68%	9.33%	$10,932.74	$72.80
3	15.76%	0.68%	14.05%	$11,405.03	$75.95
4	21.55%	0.68%	18.98%	$11,897.73	$79.23
5	27.63%	0.68%	24.12%	$12,411.71	$82.65
6	34.01%	0.68%	29.48%	$12,947.90	$86.22
7	40.71%	0.68%	35.07%	$13,507.24	$89.95
8	47.75%	0.68%	40.91%	$14,090.76	$93.83
9	55.13%	0.68%	46.99%	$14,699.48	$97.89
10	62.89%	0.68%	53.34%	$15,334.50	$102.12
Total Gain After Fees & Expenses				$5,334.50
Total Annual Fees & Expenses					$801.12

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

103

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees & Expenses				$5,871.87
Total Annual Fees & Expenses					$347.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
104

Hypothetical Fees and Expenses

BofA Massachusetts Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.46%	9.56%	$10,955.79	$49.30
3	15.76%	0.46%	14.53%	$11,453.18	$51.54
4	21.55%	0.46%	19.73%	$11,973.16	$53.88
5	27.63%	0.46%	25.17%	$12,516.74	$56.33
6	34.01%	0.46%	30.85%	$13,085.00	$58.88
7	40.71%	0.46%	36.79%	$13,679.06	$61.56
8	47.75%	0.46%	43.00%	$14,300.09	$64.35
9	55.13%	0.46%	49.49%	$14,949.31	$67.27
10	62.89%	0.46%	56.28%	$15,628.01	$70.33
Total Gain After Fees & Expenses				$5,628.01
Total Annual Fees & Expenses					$553.92

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

105

Hypothetical Fees and Expenses

BofA Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.30%	9.73%	$10,972.56	$32.18
3	15.76%	0.30%	14.88%	$11,488.27	$33.69
4	21.55%	0.30%	20.28%	$12,028.22	$35.27
5	27.63%	0.30%	25.94%	$12,593.55	$36.93
6	34.01%	0.30%	31.85%	$13,185.44	$38.67
7	40.71%	0.30%	38.05%	$13,805.16	$40.49
8	47.75%	0.30%	44.54%	$14,454.00	$42.39
9	55.13%	0.30%	51.33%	$15,133.34	$44.38
10	62.89%	0.30%	58.45%	$15,844.61	$46.47
Total Gain After Fees & Expenses				$5,844.61
Total Annual Fees & Expenses					$370.95

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.34%	9.68%	$10,968.37	$36.46
3	15.76%	0.34%	14.79%	$11,479.49	$38.16
4	21.55%	0.34%	20.14%	$12,014.44	$39.94
5	27.63%	0.34%	25.74%	$12,574.31	$41.80
6	34.01%	0.34%	31.60%	$13,160.27	$43.75
7	40.71%	0.34%	37.74%	$13,773.54	$45.79
8	47.75%	0.34%	44.15%	$14,415.39	$47.92
9	55.13%	0.34%	50.87%	$15,087.15	$50.15
10	62.89%	0.34%	57.90%	$15,790.21	$52.49
Total Gain After Fees & Expenses				$5,790.21
Total Annual Fees & Expenses					$416.94

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

106

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

107

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Capital Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-CAP-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Daily Class Shares

•  BofA California Tax-Exempt Reserves (NADXX)

•  BofA Cash Reserves (NSHXX)

•  BofA Government Plus Reserves (BOTXX)

•  BofA Government Reserves (NRDXX)

•  BofA Municipal Reserves (NMDXX)

•  BofA Tax-Exempt Reserves (NEDXX)

•  BofA Treasury Reserves (NDLXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	9
BofA Government Plus Reserves	15
BofA Government Reserves	21
BofA Municipal Reserves	26
BofA Tax-Exempt Reserves	32
BofA Treasury Reserves	38
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	44
Additional Information About the Funds	45
Management of the Funds	47
Primary Service Providers	47
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	49
About Daily Class Shares	50
Description of the Share Class	50
Distribution and Service Fees	51
Financial Intermediary Compensation	52
Investing with the BofA Funds	53
Eligibility to Buy Shares	53
Share Price Determination	54
Transaction Rules and Policies	55
Opening an Account and Placing Orders	57
Distributions and Taxes	61
Distributions to Shareholders	61
Taxes and Your Investment	61
Financial Highlights	63
Hypothetical Fees and Expenses	70

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.33%
Service fee	0.25%
Other	0.08%
Total annual Fund operating expenses	0.93%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$283	$502	$1,131

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

5

BofA California Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the

6

BofA California Tax-Exempt Reserves

2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

7

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.73%
Worst:	4th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.01%	0.02%	0.86%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

8

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.87%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

9

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$271	$475	$1,066

Remember this is an example only. Your actual costs may be higher or lower.

10

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation,

11

BofA Cash Reserves

imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and

12

BofA Cash Reserves

structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

13

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2007:	1.17%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.02%	0.00%	1.36%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

14

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.88%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

15

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$273	$480	$1,077

Remember this is an example only. Your actual costs may be higher or lower.

16

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

17

BofA Government Plus Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the

18

BofA Government Plus Reserves

Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

19

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2014:	0.01%
Worst:	1st quarter 2012:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Daily Class Shares (Inception Date: 10/03/11)	0.04%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

20

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.86%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

21

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$268	$471	$1,055

Remember this is an example only. Your actual costs may be higher or lower.

22

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

23

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

24

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2006:	1.14%
Worst:	4th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.01%	0.01%	1.27%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

25

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.90%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

26

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$277	$489	$1,099

Remember this is an example only. Your actual costs may be higher or lower.

27

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

28

BofA Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of

29

BofA Municipal Reserves

debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

30

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.76%
Worst:	4th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.01%	0.01%	0.92%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

31

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.87%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

32

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$271	$475	$1,066

Remember this is an example only. Your actual costs may be higher or lower.

33

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

34

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

35

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

36

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.75%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.00%	0.01%	0.88%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

37

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Daily Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.35%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.86%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.80%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

38

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Daily Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$268	$471	$1,055

Remember this is an example only. Your actual costs may be higher or lower.

39

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

40

BofA Treasury Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is

41

BofA Treasury Reserves

permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

42

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Daily Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Daily Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4th quarter 2006:	1.14%
Worst:	3rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Daily Class Shares	0.01%	0.01%	1.18%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

43

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amounts range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment amount for Daily Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

44

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less;

and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

45

Additional Information About the Funds

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A

Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

46

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

47

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

48

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

49

About Daily Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Daily Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services.
The minimum initial investment amounts range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment amount for Daily Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	0.35% distribution fee; 0.25% service fee

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

50

About Daily Class Shares

Distribution and Service Fees

The Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Daily Class shares:

Distribution (Rule 12b-1) and Service Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Funds will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other fees for providing services to your account, which may be different from those described here.

51

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves (the State Tax-Free Fund), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Fund is only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase the State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY

Daily Class shares are available on a direct basis or through certain financial institutions or intermediaries for their own accounts, and for certain client accounts, including those for which they may provide automated cash management or other services. Daily Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries. You can buy Daily Class shares in a single payment, through our Systematic Investment Plan, by wire or by electronic funds transfer.

Investment Minimums

The minimum initial investment amounts for Daily Class shares are $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment amount is $50. There is no minimum initial investment amount for Daily Class shares purchased through omnibus accounts. For group retirement plans, the minimum initial investment amount and minimum additional investment amount are determined based on a plan's investment amount rather than on the type of individual participants in the plan. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Daily Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Daily Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very

55

Investing with the BofA Funds

important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Daily Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Daily Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Daily Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Fund. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee based accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the

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Investing with the BofA Funds

BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than $100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to

59

Investing with the BofA Funds

exchange more than $100,000 each month, you must have your signature Medallion Signature Guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the monthly transfers. You may terminate the plan or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

The rules described below for making exchanges also apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

60

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from

61

Distributions and Taxes

investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

62

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Daily Class shares of BofA Government Plus Reserves were first offered on October 3, 2011.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.05%		0.03%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.93%		0.91%	0.92%		0.92%		0.90%
Net Expenses	0.09%		0.11%	0.18	%(f)	0.23	%(f)	0.32	%(f)
Waiver/Reimbursement	0.84%		0.80%	0.74%		0.69%		0.58%
Net Investment Income	—		—	—	%(e)(f)	—	(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$6,721		$8,607	$11,929		$17,086		$35,567

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

63

Financial Highlights

BofA Cash Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—		—		—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—		—		—
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.00%		0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.87%		0.88%		0.87%		0.87%		0.88%
Net Expenses	0.23%		0.22%		0.29	%(e)	0.35	%(e)	0.32	%(e)
Waiver/Reimbursement	0.64%		0.66%		0.58%		0.52%		0.56%
Net Investment Income	—		—	%(f)	—	(e)	—	(e)	—	(e)
Net Assets, End of Period (000s)	$512,276		$637,122		$806,286		$1,074,085		$1,672,737

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

64

Financial Highlights

BofA Government Plus Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.04%		0.04%		0.02%		0.01	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.88%		0.89%		0.94%		0.93	%(f)
Net Expenses	0.09%		0.05	%(g)	0.18	%(h)	0.16	%(f)(h)
Waiver/Reimbursement	0.79%		0.84%		0.76%		0.77	%(f)
Net Investment Income	0.04%		0.04%		0.02	%(h)	0.02	%(f)(h)
Net Assets, End of Period (000s)	$654		$529		$201		$12,028

Past performance is no guarantee of future results.

(a)  Daily Class Shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

65

Financial Highlights

BofA Government Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.86%		0.87%	0.86%		0.87%		0.86%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.78%		0.79%	0.75%		0.76%		0.70%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$77,472		$213,917	$62,724		$75,176		$106,178

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

66

Financial Highlights

BofA Municipal Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	—		—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.00%	0.04	%(d)	0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.90%		0.89%	0.88%		0.87%		0.87%
Net Expenses	0.13%		0.16%	0.23	%(f)	0.29	%(f)	0.35	%(f)
Waiver/Reimbursement	0.77%		0.73%	0.65%		0.58%		0.52%
Net Investment Income	—	%(e)	—	—	(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$27,927		$19,292	$25,761		$40,160		$88,455

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

67

Financial Highlights

BofA Tax-Exempt Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—		—		—	(a)	—	(a)
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.02%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.87%		0.87%		0.87%		0.87%		0.87%
Net Expenses	0.08%		0.11%		0.18	%(e)	0.21	%(e)	0.30	%(e)
Waiver/Reimbursement	0.79%		0.76%		0.69%		0.66%		0.57%
Net Investment Income	—		—		—	%(d)(e)	—	%(d)(e)	—	%(d)(e)
Net Assets, End of Period (000s)	$8,039		$4,937		$3,950		$7,429		$6,093

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
68

Financial Highlights

BofA Treasury Reserves – Daily Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.86%		0.86%		0.86%		0.86%		0.86%
Net Expenses	0.06	%(e)	0.06%		0.12	%(f)	0.11	%(f)	0.17	%(f)
Waiver/Reimbursement	0.80%		0.80%		0.74%		0.75%		0.69%
Net Investment Income	0.01%		0.01%		0.01	%(f)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$195,367		$1,101,691		$130,244		$84,605		$143,382

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

69

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.93%	8.44%	$10,844.09	$98.88
3	15.76%	0.93%	12.85%	$11,285.45	$102.90
4	21.55%	0.93%	17.45%	$11,744.77	$107.09
5	27.63%	0.93%	22.23%	$12,222.78	$111.45
6	34.01%	0.93%	27.20%	$12,720.25	$115.99
7	40.71%	0.93%	32.38%	$13,237.96	$120.71
8	47.75%	0.93%	37.77%	$13,776.74	$125.62
9	55.13%	0.93%	43.37%	$14,337.46	$130.73
10	62.89%	0.93%	49.21%	$14,920.99	$136.05
Total Gain After Fees & Expenses				$4,920.99
Total Annual Fees & Expenses					$1,131.10

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

70

Hypothetical Fees and Expenses

BofA Cash Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.87%	8.50%	$10,850.35	$92.53
3	15.76%	0.87%	12.98%	$11,298.47	$96.35
4	21.55%	0.87%	17.65%	$11,765.09	$100.33
5	27.63%	0.87%	22.51%	$12,250.99	$104.47
6	34.01%	0.87%	27.57%	$12,756.96	$108.78
7	40.71%	0.87%	32.84%	$13,283.82	$113.28
8	47.75%	0.87%	38.32%	$13,832.44	$117.96
9	55.13%	0.87%	44.04%	$14,403.72	$122.83
10	62.89%	0.87%	49.99%	$14,998.59	$127.90
Total Gain After Fees & Expenses				$4,998.59
Total Annual Fees & Expenses					$1,066.11

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.88%	8.49%	$10,849.30	$93.58
3	15.76%	0.88%	12.96%	$11,296.30	$97.44
4	21.55%	0.88%	17.62%	$11,761.70	$101.46
5	27.63%	0.88%	22.46%	$12,246.28	$105.64
6	34.01%	0.88%	27.51%	$12,750.83	$109.99
7	40.71%	0.88%	32.76%	$13,276.17	$114.52
8	47.75%	0.88%	38.23%	$13,823.14	$119.24
9	55.13%	0.88%	43.93%	$14,392.66	$124.15
10	62.89%	0.88%	49.86%	$14,985.64	$129.26
Total Gain After Fees & Expenses				$4,985.64
Total Annual Fees & Expenses					$1,076.96

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

71

Hypothetical Fees and Expenses

BofA Government Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.86%	8.51%	$10,851.39	$91.47
3	15.76%	0.86%	13.01%	$11,300.64	$95.25
4	21.55%	0.86%	17.68%	$11,768.48	$99.20
5	27.63%	0.86%	22.56%	$12,255.70	$103.30
6	34.01%	0.86%	27.63%	$12,763.08	$107.58
7	40.71%	0.86%	32.91%	$13,291.47	$112.03
8	47.75%	0.86%	38.42%	$13,841.74	$116.67
9	55.13%	0.86%	44.15%	$14,414.79	$121.50
10	62.89%	0.86%	50.12%	$15,011.56	$126.53
Total Gain After Fees & Expenses				$5,011.56
Total Annual Fees & Expenses					$1,055.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Daily Class Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.90%	8.47%	$10,847.22	$95.70
3	15.76%	0.90%	12.92%	$11,291.96	$99.63
4	21.55%	0.90%	17.55%	$11,754.93	$103.71
5	27.63%	0.90%	22.37%	$12,236.88	$107.96
6	34.01%	0.90%	27.39%	$12,738.59	$112.39
7	40.71%	0.90%	32.61%	$13,260.87	$117.00
8	47.75%	0.90%	38.05%	$13,804.57	$121.79
9	55.13%	0.90%	43.71%	$14,370.56	$126.79
10	62.89%	0.90%	49.60%	$14,959.75	$131.99
Total Gain After Fees & Expenses				$4,959.75
Total Annual Fees & Expenses					$1,098.64

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

72

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.87%	8.50%	$10,850.35	$92.53
3	15.76%	0.87%	12.98%	$11,298.47	$96.35
4	21.55%	0.87%	17.65%	$11,765.09	$100.33
5	27.63%	0.87%	22.51%	$12,250.99	$104.47
6	34.01%	0.87%	27.57%	$12,756.96	$108.78
7	40.71%	0.87%	32.84%	$13,283.82	$113.28
8	47.75%	0.87%	38.32%	$13,832.44	$117.96
9	55.13%	0.87%	44.04%	$14,403.72	$122.83
10	62.89%	0.87%	49.99%	$14,998.59	$127.90
Total Gain After Fees & Expenses				$4,998.59
Total Annual Fees & Expenses					$1,066.11

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.86%	8.51%	$10,851.39	$91.47
3	15.76%	0.86%	13.01%	$11,300.64	$95.25
4	21.55%	0.86%	17.68%	$11,768.48	$99.20
5	27.63%	0.86%	22.56%	$12,255.70	$103.30
6	34.01%	0.86%	27.63%	$12,763.08	$107.58
7	40.71%	0.86%	32.91%	$13,291.47	$112.03
8	47.75%	0.86%	38.42%	$13,841.74	$116.67
9	55.13%	0.86%	44.15%	$14,414.79	$121.50
10	62.89%	0.86%	50.12%	$15,011.56	$126.53
Total Gain After Fees & Expenses				$5,011.56
Total Annual Fees & Expenses					$1,055.21

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

73

Notes

74

Notes

75

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Daily Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-DLY-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Institutional Class Shares

•  BofA California Tax-Exempt Reserves (NCTXX)

•  BofA Cash Reserves (NCIXX)

•  BofA Government Plus Reserves (CVIXX)

•  BofA Government Reserves (NVIXX)

•  BofA Money Market Reserves (NRIXX)

•  BofA Municipal Reserves (NMIXX)

•  BofA New York Tax-Exempt Reserves (NYIXX)

•  BofA Tax-Exempt Reserves (NEIXX)

•  BofA Treasury Reserves (NTIXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	10
BofA Government Plus Reserves	16
BofA Government Reserves	21
BofA Money Market Reserves	26
BofA Municipal Reserves	33
BofA New York Tax-Exempt Reserves	39
BofA Tax-Exempt Reserves	45
BofA Treasury Reserves	51
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	56
Additional Information About the Funds	57
Management of the Funds	59
Primary Service Providers	59
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	61
About Institutional Class Shares	62
Description of the Share Class	62
Shareholder Administration Fees	63
Financial Intermediary Compensation	64
Investing with the BofA Funds	65
Eligibility to Buy Shares	65
Share Price Determination	66
Transaction Rules and Policies	67
Opening an Account and Placing Orders	69
Distributions and Taxes	72
Distributions to Shareholders	72
Taxes and Your Investment	72
Financial Highlights	74
Hypothetical Fees and Expenses	83

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.04%
Other	0.08%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$106	$195	$455

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

5

BofA California Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in

6

BofA California Tax-Exempt Reserves

California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	4	th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.01%	0.05%	1.13%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Shareholder administration fee	0.04%
Other	0.02%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010,

12

BofA Cash Reserves

the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

13

BofA Cash Reserves

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

14

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.31%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.02%	0.06%	1.64%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

15

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.07%
Shareholder administration fee	0.04%
Other	0.03%
Total annual Fund operating expenses	0.32%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

16

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$95	$172	$398

Remember this is an example only. Your actual costs may be higher or lower.

17

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

18

BofA Government Plus Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

19

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.28%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Class Shares (Inception Date:11/17/05)	0.04%	0.02%	1.42%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

20

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Shareholder administration fee	0.04%
Other	0.01%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

21

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$90	$163	$375

Remember this is an example only. Your actual costs may be higher or lower.

22

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

23

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

24

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.28%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.01%	0.01%	1.51%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

25

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Shareholder administration fee	0.04%
Other	0.01%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

26

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$90	$163	$375

Remember this is an example only. Your actual costs may be higher or lower.

27

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

28

BofA Money Market Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT

29

BofA Money Market Reserves

THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less

30

BofA Money Market Reserves

publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

31

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.31%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.01%	0.05%	1.64%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

32

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.09%
Shareholder administration fee	0.04%
Other	0.05%
Total annual Fund operating expenses	0.34%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

33

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$99	$181	$421

Remember this is an example only. Your actual costs may be higher or lower.

34

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in

35

BofA Municipal Reserves

circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

36

BofA Municipal Reserves

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

37

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.90%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.01%	0.06%	1.21%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

38

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.13%
Shareholder administration fee	0.04%
Other	0.09%
Total annual Fund operating expenses	0.38%
Fee waivers and/or reimbursements(a)(b)	-0.14%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

39

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$108	$199	$467

Remember this is an example only. Your actual costs may be higher or lower.

40

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

41

BofA New York Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.

Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New

42

BofA New York Tax-Exempt Reserves

York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York ended fiscal year 2014-15 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2014-15 were close to planned levels. New York made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2014-15, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2014-15, an increase of $1.6 billion (2.6%). State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. New York Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

43

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.88%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.02%	0.05%	1.14%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

44

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.06%
Shareholder administration fee	0.04%
Other	0.02%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

45

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. Your actual costs may be higher or lower.

46

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

47

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

48

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

49

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.89%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.00%	0.03%	1.15%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

50

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Shareholder administration fee	0.04%
Other	0.01%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.24%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

51

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$90	$163	$375

Remember this is an example only. Your actual costs may be higher or lower.

52

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

53

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

54

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Institutional Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.28%
Worst:	2	nd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Institutional Class Shares	0.01%	0.01%	1.40%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 56 of the prospectus.

55

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Institutional Class shares is $750,000. There is no minimum additional investment amount for Institutional Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

56

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of

60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual

57

Additional Information About the Funds

income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

58

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the Funds and the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

59

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA New York Tax-Exempt Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific

Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

60

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

61

About Institutional Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Institutional Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Institutional Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Institutional Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Institutional Class shares is $750,000. There is no minimum additional investment amount for Institutional Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	none
Maximum Shareholder Administration Fee	0.04%

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

62

About Institutional Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Institutional Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible financial intermediaries a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible financial intermediaries for the shareholder administration services they provide. Because the fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds' Institutional Class shares:

Shareholder Administration Fee

Institutional Class	0.04%

The Funds will pay these fees to the Advisor, the Distributor and/or eligible financial intermediaries for as long as the shareholder administration plan for Institutional Class shares continues. The BofA Funds may reduce or discontinue payments at any time.

63

About Institutional Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves (the State Tax-Free Funds), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Funds are only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase a State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY
BofA New York Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, UT, VA, VI, WY

Institutional Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Institutional Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Investment Minimums

The minimum initial investment amount for Institutional Class shares is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy Institutional Class shares. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Institutional Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Institutional Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a

Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the

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appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Institutional Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Institutional Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Institutional Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Funds. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Institutional Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or

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electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund. If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of

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exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

73

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—	(a)	0.001
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	(0.001)		(0.001)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.05%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.37%		0.35%	0.36%		0.35%		0.34%
Net Expenses	0.09%		0.11%	0.19	%(f)	0.22	%(f)	0.23	%(f)
Waiver/Reimbursement	0.28%		0.24%	0.17%		0.13%		0.11%
Net Investment Income	—		—	0.01	%(f)	—	%(e)(f)	0.08	%(f)
Net Assets, End of Period (000s)	$196		$206	$167		$686		$110,499

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
74

Financial Highlights

BofA Cash Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	(0.001)		(0.001)
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.02	%(d)	0.01	%(d)	0.05%		0.12%		0.07%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.31%		0.32%		0.31%		0.32%		0.32%
Net Expenses	0.23%		0.22%		0.24	%(e)	0.24	%(e)	0.24	%(e)
Waiver/Reimbursement	0.08%		0.10%		0.07%		0.08%		0.08%
Net Investment Income	0.01%		—	%(f)	0.05	%(e)	0.12	%(e)	0.08	%(e)
Net Assets, End of Period (000s)	$152,406		$131,651		$297,581		$876,079		$997,386

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

75

Financial Highlights

BofA Government Plus Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—		—		—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.04%		0.04%		0.02%		0.01%		0.00	%(d)(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.32%		0.34%		0.38%		0.37%		0.35%
Net Expenses	0.07	%(f)	0.06%		0.15	%(g)	0.16	%(g)	0.18	%(g)
Waiver/Reimbursement	0.25%		0.28%		0.23%		0.21%		0.17%
Net Investment Income	0.04%		0.04%		0.02	%(g)	—	%(e)(g)	—	%(e)(g)
Net Assets, End of Period (000s)	$36,608		$35,604		$22,629		$16,128		$75,270

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

76

Financial Highlights

BofA Government Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.30%		0.31%	0.30%		0.31%		0.30%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.22%		0.23%	0.19%		0.20%		0.14%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$121,971		$92,637	$45,979		$213,568		$527,276

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

77

Financial Highlights

BofA Money Market Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	(0.001)		(0.001)
From Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.03%		0.01%		0.04%		0.10%		0.07%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.30%		0.30%		0.30%		0.30%		0.31%
Net Expenses	0.20%		0.20%		0.24	%(d)	0.24	%(d)	0.24	%(d)
Waiver/Reimbursement	0.10%		0.10%		0.06%		0.06%		0.07%
Net Investment Income	0.03%		0.01%		0.04	%(d)	0.09	%(d)	0.07	%(d)
Net Assets, End of Period (000s)	$229,386		$186,802		$266,063		$324,459		$534,875

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

78

Financial Highlights

BofA Municipal Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	—	(a)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	—	(a)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.00%	0.05	%(d)	0.05%		0.10%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.34%		0.33%	0.32%		0.31%		0.31%
Net Expenses	0.14%		0.16%	0.22	%(e)	0.24	%(e)	0.24	%(e)
Waiver/Reimbursement	0.20%		0.17%	0.10%		0.07%		0.07%
Net Investment Income	—	%(f)	—	0.02	%(e)	0.05	%(e)	0.10	%(e)
Net Assets, End of Period (000s)	$16,914		$14,039	$22,092		$89,248		$159,867

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

79

Financial Highlights

BofA New York Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—	(a)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	—	(a)	—	(a)	—	(a)	—
Total from Investment Operations	—	—	(a)	—	(a)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	— (a)	—	(a)	—	(a)	(0.001)		(0.001)
From Net Realized Gains	— (a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	— (a)	—	(a)	—	(a)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%	0.01%		0.02%		0.08%		0.10%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.38%	0.38%		0.38%		0.37%		0.39%
Net Expenses	0.12%	0.14	%(d)	0.20	%(e)	0.24	%(e)	0.24	%(e)
Waiver/Reimbursement	0.26%	0.24%		0.18%		0.13%		0.15%
Net Investment Income	—	—		0.01	%(e)	0.03	%(e)	0.09	%(e)
Net Assets, End of Period (000s)	$57	$57		$477		$467		$881

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

80

Financial Highlights

BofA Tax-Exempt Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—	(a)	0.001
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	(0.001)
From Net Realized Gains	—	(a)	—		—		—	(a)	—	(a)
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	(0.001)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.03%		0.06%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.31%		0.31%		0.30%		0.31%		0.31%
Net Expenses	0.08%		0.11%		0.17	%(e)	0.21	%(e)	0.23	%(e)
Waiver/Reimbursement	0.23%		0.20%		0.13%		0.10%		0.08%
Net Investment Income	—		—		—	%(d)(e)	—	%(d)(e)	0.07	%(e)
Net Assets, End of Period (000s)	$22,901		$22,924		$24,480		$61,654		$88,637

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

81

Financial Highlights

BofA Treasury Reserves – Institutional Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.30%		0.30%		0.30%		0.30%		0.30%
Net Expenses	0.07%		0.06%		0.12	%(e)	0.11	%(e)	0.16	%(e)
Waiver/Reimbursement	0.23%		0.24%		0.18%		0.19%		0.14%
Net Investment Income	0.01%		0.01%		0.01	%(e)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$615,189		$388,432		$341,060		$266,788		$333,703

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

82

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.37%	9.61%	$10,961.04	$39.66
3	15.76%	0.37%	14.69%	$11,468.53	$41.49
4	21.55%	0.37%	20.00%	$11,999.53	$43.42
5	27.63%	0.37%	25.55%	$12,555.11	$45.43
6	34.01%	0.37%	31.36%	$13,136.41	$47.53
7	40.71%	0.37%	37.45%	$13,744.62	$49.73
8	47.75%	0.37%	43.81%	$14,381.00	$52.03
9	55.13%	0.37%	50.47%	$15,046.84	$54.44
10	62.89%	0.37%	57.44%	$15,743.51	$56.96
Total Gain After Fees & Expenses				$5,743.51
Total Annual Fees & Expenses					$455.26

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

83

Hypothetical Fees and Expenses

BofA Cash Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees & Expenses				$5,824.95
Total Annual Fees & Expenses					$386.43

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.32%	9.66%	$10,966.28	$34.31
3	15.76%	0.32%	14.79%	$11,479.50	$35.91
4	21.55%	0.32%	20.17%	$12,016.74	$37.59
5	27.63%	0.32%	25.79%	$12,579.12	$39.35
6	34.01%	0.32%	31.68%	$13,167.83	$41.20
7	40.71%	0.32%	37.84%	$13,784.08	$43.12
8	47.75%	0.32%	44.29%	$14,429.17	$45.14
9	55.13%	0.32%	51.04%	$15,104.46	$47.25
10	62.89%	0.32%	58.11%	$15,811.35	$49.47
Total Gain After Fees & Expenses				$5,811.35
Total Annual Fees & Expenses					$397.91

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

84

Hypothetical Fees and Expenses

BofA Government Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.30%	9.68%	$10,968.37	$32.17
3	15.76%	0.30%	14.84%	$11,483.89	$33.68
4	21.55%	0.30%	20.24%	$12,023.63	$35.26
5	27.63%	0.30%	25.89%	$12,588.74	$36.92
6	34.01%	0.30%	31.80%	$13,180.41	$38.65
7	40.71%	0.30%	38.00%	$13,799.89	$40.47
8	47.75%	0.30%	44.48%	$14,448.48	$42.37
9	55.13%	0.30%	51.28%	$15,127.56	$44.36
10	62.89%	0.30%	58.39%	$15,838.56	$46.45
Total Gain After Fees & Expenses				$5,838.56
Total Annual Fees & Expenses					$374.90

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.30%	9.68%	$10,968.37	$32.17
3	15.76%	0.30%	14.84%	$11,483.89	$33.68
4	21.55%	0.30%	20.24%	$12,023.63	$35.26
5	27.63%	0.30%	25.89%	$12,588.74	$36.92
6	34.01%	0.30%	31.80%	$13,180.41	$38.65
7	40.71%	0.30%	38.00%	$13,799.89	$40.47
8	47.75%	0.30%	44.48%	$14,448.48	$42.37
9	55.13%	0.30%	51.28%	$15,127.56	$44.36
10	62.89%	0.30%	58.39%	$15,838.56	$46.45
Total Gain After Fees & Expenses				$5,838.56
Total Annual Fees & Expenses					$374.90

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

85

Hypothetical Fees and Expenses

BofA Municipal Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.34%	9.64%	$10,964.18	$36.45
3	15.76%	0.34%	14.75%	$11,475.11	$38.15
4	21.55%	0.34%	20.10%	$12,009.85	$39.92
5	27.63%	0.34%	25.70%	$12,569.51	$41.78
6	34.01%	0.34%	31.55%	$13,155.25	$43.73
7	40.71%	0.34%	37.68%	$13,768.29	$45.77
8	47.75%	0.34%	44.10%	$14,409.89	$47.90
9	55.13%	0.34%	50.81%	$15,081.39	$50.14
10	62.89%	0.34%	57.84%	$15,784.18	$52.47
Total Gain After Fees & Expenses				$5,784.18
Total Annual Fees & Expenses					$420.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.38%	9.60%	$10,959.99	$40.73
3	15.76%	0.38%	14.66%	$11,466.34	$42.61
4	21.55%	0.38%	19.96%	$11,996.09	$44.58
5	27.63%	0.38%	25.50%	$12,550.31	$46.64
6	34.01%	0.38%	31.30%	$13,130.13	$48.79
7	40.71%	0.38%	37.37%	$13,736.74	$51.05
8	47.75%	0.38%	43.71%	$14,371.38	$53.41
9	55.13%	0.38%	50.35%	$15,035.34	$55.87
10	62.89%	0.38%	57.30%	$15,729.97	$58.45
Total Gain After Fees & Expenses				$5,729.97
Total Annual Fees & Expenses					$466.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

86

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees & Expenses				$5,824.95
Total Annual Fees & Expenses					$386.43

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.30%	9.68%	$10,968.37	$32.17
3	15.76%	0.30%	14.84%	$11,483.89	$33.68
4	21.55%	0.30%	20.24%	$12,023.63	$35.26
5	27.63%	0.30%	25.89%	$12,588.74	$36.92
6	34.01%	0.30%	31.80%	$13,180.41	$38.65
7	40.71%	0.30%	38.00%	$13,799.89	$40.47
8	47.75%	0.30%	44.48%	$14,448.48	$42.37
9	55.13%	0.30%	51.28%	$15,127.56	$44.36
10	62.89%	0.30%	58.39%	$15,838.56	$46.45
Total Gain After Fees & Expenses				$5,838.56
Total Annual Fees & Expenses					$374.90

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

87

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Institutional Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-INST-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Institutional Capital Shares

•  BofA Cash Reserves (BOIXX)

•  BofA Government Plus Reserves (CVTXX)

•  BofA Government Reserves (CGGXX)

•  BofA Money Market Reserves (CVGXX)

•  BofA Municipal Reserves (BORXX)

•  BofA Tax-Exempt Reserves (CXGXX)

•  BofA Treasury Reserves (BOUXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA Cash Reserves	3
BofA Government Plus Reserves	10
BofA Government Reserves	15
BofA Money Market Reserves	20
BofA Municipal Reserves	27
BofA Tax-Exempt Reserves	33
BofA Treasury Reserves	39
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	44
Additional Information About the Funds	45
Management of the Funds	47
Primary Service Providers	47
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	49
About Institutional Capital Shares	50
Description of the Share Class	50
Financial Intermediary Compensation	51
Investing with the BofA Funds	52
Eligibility to Buy Shares	52
Share Price Determination	53
Transaction Rules and Policies	54
Opening an Account and Placing Orders	56
Distributions and Taxes	60
Distributions to Shareholders	60
Taxes and Your Investment	60
Financial Highlights	63
Hypothetical Fees and Expenses	70

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010,

5

BofA Cash Reserves

the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

6

BofA Cash Reserves

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

7

BofA Cash Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, Class Z shares converted into Institutional Capital shares of the Fund when Institutional Capital shares of the Fund were first offered. The financial information for Institutional Capital shares prior to this conversion is that of Class Z shares, which reflects substantially the same expenses as those of Institutional Capital shares. The returns shown for periods prior to January 1, 2010 are the returns of Class Z shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.32%
Worst:	3	rd quarter 2014:	0.01%

* Year-to-date return as of September 30, 2015: 0.04%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/17/05)	0.04%	0.10%	1.56%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

9

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$82	$149	$348

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

12

BofA Government Plus Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

13

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.29%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/21/05)	0.04%	0.02%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

14

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

15

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

16

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

17

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

18

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.29%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/21/05)	0.01%	0.01%	0.01%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

19

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

20

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

21

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

22

BofA Money Market Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related

23

BofA Money Market Reserves

Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and

24

BofA Money Market Reserves

financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

25

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.32%
Worst:	3	rd quarter 2013:	0.01%

* Year-to-date return as of September 30, 2015: 0.04%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/21/05)	0.05%	0.09%	0.08%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.
26

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.05%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

27

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$86	$159	$371

Remember this is an example only. Your actual costs may be higher or lower.

28

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

29

BofA Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of

30

BofA Municipal Reserves

debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

31

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, Class Z shares converted into Institutional Capital shares of the Fund when Institutional Capital shares of the Fund were first offered. The financial information for Institutional Capital shares prior to this conversion is that of Class Z shares, which reflects substantially the same expenses as those of Institutional Capital shares. The returns shown for periods prior to January 1, 2010 are the returns of Class Z shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	0.91%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/17/05)	0.01%	0.07%	1.15%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

32

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.02%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

33

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$80	$145	$336

Remember this is an example only. Your actual costs may be higher or lower.

34

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

35

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

36

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

37

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of G-Trust shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.90%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Institutional Capital Shares (Inception Date: 11/21/05)	0.00%	0.05%	0.02%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

38

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Capital Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Capital Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.26%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.20%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

39

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Institutional Capital shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Capital Shares	$20	$78	$140	$325

Remember this is an example only. Your actual costs may be higher or lower.

40

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

41

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

42

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Capital shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2014:	0.00%
Worst:	3	rd quarter 2012:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Institutional Capital Shares (Inception Date: 10/03/11)	0.01%	0.01%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 44 of the prospectus.

43

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Institutional Capital shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

44

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds..

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information

45

Additional Information About the Funds

(SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

46

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

47

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee
as a % of Average Daily Net Assets

BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

48

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

49

About Institutional Capital Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Capital shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Capital shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Institutional Capital Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Institutional Capital shares are available to clients of eligible financial intermediaries that are investing in a Fund other than through sweep arrangements.
The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Institutional Capital shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	none

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

50

About Institutional Capital Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

51

Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

Institutional Capital shares are available to clients of eligible financial intermediaries that are investing in a Fund other than through sweep arrangements. You can buy Institutional Capital shares in a single payment, through our Systematic Investment Plan, by wire or by electronic funds transfer.

Investment Minimums

The minimum initial investment amount for Institutional Capital shares is $100,000, except that (i) an Institutional Capital (formerly known as G-Trust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholders in another Fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholder in another BofA Fund. See the SAI for more information. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Institutional Capital shares.

52

Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Institutional Capital shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	–	(Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to

54

Investing with the BofA Funds

open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below

$1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Institutional Capital shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Institutional Capital shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Institutional Capital shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including the BofA state tax-free funds.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Capital shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Institutional Capital shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than $100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

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Investing with the BofA Funds

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m.

Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

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Investing with the BofA Funds

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

59

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA Municipal Reserves and BofA Tax-Exempt Reserves,

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Distributions and Taxes

which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

62

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On October 1, 2011, Class Z shares of each of BofA Cash Reserves and BofA Municipal Reserves converted into Institutional Capital shares of each respective Fund when Institutional Capital shares of each Fund were first offered. The financial information presented in the financial highlights tables below for the periods prior to October 1, 2011 for each of BofA Cash Reserves and BofA Municipal Reserves is that of each Fund's Class Z shares (and its predecessor class). Also on October 1, 2011, G-Trust shares of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves and BofA Tax-Exempt Reserves were renamed Institutional Capital shares. On October 3, 2011, Institutional Capital shares of BofA Treasury Reserves were first offered.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001		—	(b)	0.001		0.002		0.001
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	0.001		—	(b)	0.001		0.002		0.001
Less Distributions to Shareholders:
From Net Investment Income	(0.001)		—	(b)	(0.001)		(0.002)		(0.001)
Increase from Contribution from Advisor	—	(b)	—	(b)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.05	%(e)	0.04	%(e)	0.09%		0.16%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.27%		0.27%		0.27%		0.28%		0.28%
Net Expenses	0.19%		0.19%		0.20	%(f)	0.20	%(f)	0.20	%(f)
Waiver/Reimbursement	0.08%		0.08%		0.07%		0.08%		0.08%
Net Investment Income	0.04%		0.03%		0.09	%(f)	0.16	%(f)	0.11	%(f)
Net Assets, End of Period (000s)	$117,466		$134,376		$169,310		$226,134		$353,702

Past performance is no guarantee of future results.

(a)  On October 1, 2011, the Institutional Capital shares of the Fund commenced operations and the Class Z shares of the Fund converted into the Institutional Capital shares of the Fund. The financial information of the Fund's Institutional Capital shares prior to this conversion is that of the Class Z shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

63

Financial Highlights

BofA Government Plus Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Increase from Contribution from Advisor	—		—		—		—		—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.04%		0.04%		0.03%		0.01%		0.01	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.28%		0.30%		0.34%		0.33%		0.31%
Net Expenses	0.08%		0.06%		0.19	%(f)(g)	0.16	%(g)	0.18	%(g)
Waiver/Reimbursement	0.20%		0.24%		0.15%		0.17%		0.13%
Net Investment Income	0.04%		0.04%		0.02	%(g)	0.01	%(g)	0.02	%(g)
Net Assets, End of Period (000s)	$30,093		$1,510		$55		$58,622		$50,336

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, G-Trust shares were renamed Institutional Capital shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

64

Financial Highlights

BofA Government Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	— (b)	—	(b)	—		—
Total from Investment Operations	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Increase from Contribution from Advisor	—	(b)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01	%(e)	0.01%	0.01%		0.00	%(f)	0.00	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%		0.27%	0.27%		0.26%		0.26%
Net Expenses	0.08%		0.08%	0.14	%(g)(h)	0.11	%(g)	0.16	%(g)
Waiver/Reimbursement	0.18%		0.19%	0.13%		0.15%		0.10%
Net Investment Income	0.01%		0.01%	0.01	%(g)	0.01	%(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$25,442		$17,219	$69		$75,480		$36,981

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, G-Trust shares were renamed Institutional Capital shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  Rounds to less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

65

Financial Highlights

BofA Money Market Reserves – Institutional Capital Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.001	0.001	0.001		0.001		0.001
Net Realized Gain (Loss) on Investments	— (b)	— (b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	0.001	0.001	0.001		0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	(0.001)	(0.001)	(0.001)		(0.001)		(0.001)
From Net Realized Gains	— (b)	— (b)	—	(b)	—	(b)	—
Total Distributions to Shareholders	(0.001)	(0.001)	(0.001)		(0.001)		(0.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.07%	0.05%	0.07%		0.14%		0.11%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%	0.26%	0.26%		0.26%		0.27%
Net Expenses	0.16%	0.16%	0.20	%(e)	0.20	%(e)	0.20	%(e)
Waiver/Reimbursement	0.10%	0.10%	0.06%		0.06%		0.07%
Net Investment Income	0.06%	0.05%	0.11	%(e)	0.14	%(e)	0.11	%(e)
Net Assets, End of Period (000s)	$16,367	$23,434	$8,749		$243,840		$213,428

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, G-Trust shares were renamed Institutional Capital shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

66

Financial Highlights

BofA Municipal Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	—	(b)	0.001		0.001
Net Realized Gain (Loss) on Investments	—	(b)	— (b)	—	(b)	—		—
Total from Investment Operations	—	(b)	— (b)	—	(b)	0.001		0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	—	(b)	(0.001)		(0.001)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%		0.00%	0.07	%(e)	0.09%		0.14%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.30%		0.29%	0.28%		0.27%		0.27%
Net Expenses	0.13%		0.16%	0.19	%(f)(g)	0.20	%(g)	0.20	%(g)
Waiver/Reimbursement	0.17%		0.13%	0.09%		0.07%		0.07%
Net Investment Income	—	%(h)	—	0.03	%(g)	0.09	%(g)	0.14	%(g)
Net Assets, End of Period (000s)	$16,557		$18,705	$31,689		$29,978		$21,696

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Class Z shares were converted to Institutional Capital shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

67

Financial Highlights

BofA Tax-Exempt Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	—	(b)	0.001
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	(0.001)
From Net Realized Gains	—	(b)	—		—		—	(b)	—	(b)
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	(0.001)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.00	%(e)	0.00	%(e)	0.02%		0.04%		0.10%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.27%		0.27%		0.27%		0.27%		0.27%
Net Expenses	0.08%		0.11%		0.20	%(f)(g)	0.19	%(g)	0.20	%(g)
Waiver/Reimbursement	0.19%		0.16%		0.07%		0.08%		0.07%
Net Investment Income	—		—		0.01	%(g)	0.02	%(g)	0.10	%(g)
Net Assets, End of Period (000s)	$99		$102		$47		$360,031		$328,612

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, G-Trust shares were renamed Institutional Capital shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

68

Financial Highlights

BofA Treasury Reserves – Institutional Capital Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—	(b)
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%		0.01%		0.01%		0.00	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.26%		0.26%		0.27%		0.27	%(g)
Net Expenses	0.07%		0.06%		0.13	%(h)(i)	0.14	%(g)(i)
Waiver/Reimbursement	0.19%		0.20%		0.14%		0.13	%(g)
Net Investment Income	0.01%		0.01%		0.01	%(i)	0.01	%(g)(i)
Net Assets, End of Period (000s)	$193,659		$77,743		$4,148		$412

Past performance is no guarantee of future results.

(a)  Institutional Capital shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  Not annualized.

(g)  Annualized.

(h)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

69

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Capital shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA Cash Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

70

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees & Expenses				$5,871.87
Total Annual Fees & Expenses					$347.88

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

71

Hypothetical Fees and Expenses

BofA Money Market Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.30%	9.73%	$10,972.56	$32.18
3	15.76%	0.30%	14.88%	$11,488.27	$33.69
4	21.55%	0.30%	20.28%	$12,028.22	$35.27
5	27.63%	0.30%	25.94%	$12,593.55	$36.93
6	34.01%	0.30%	31.85%	$13,185.44	$38.67
7	40.71%	0.30%	38.05%	$13,805.16	$40.49
8	47.75%	0.30%	44.54%	$14,454.00	$42.39
9	55.13%	0.30%	51.33%	$15,133.34	$44.38
10	62.89%	0.30%	58.45%	$15,844.61	$46.47
Total Gain After Fees & Expenses				$5,844.61
Total Annual Fees & Expenses					$370.95

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

72

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees & Expenses				$5,885.51
Total Annual Fees & Expenses					$336.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Institutional Capital Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.26%	9.77%	$10,976.75	$27.89
3	15.76%	0.26%	14.97%	$11,497.05	$29.22
4	21.55%	0.26%	20.42%	$12,042.01	$30.60
5	27.63%	0.26%	26.13%	$12,612.80	$32.05
6	34.01%	0.26%	32.11%	$13,210.65	$33.57
7	40.71%	0.26%	38.37%	$13,836.83	$35.16
8	47.75%	0.26%	44.93%	$14,492.70	$36.83
9	55.13%	0.26%	51.80%	$15,179.65	$38.57
10	62.89%	0.26%	58.99%	$15,899.17	$40.40
Total Gain After Fees & Expenses				$5,899.17
Total Annual Fees & Expenses					$324.77

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

73

Notes

74

Notes

75

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Institutional Capital Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-INCP-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Investor Class Shares

•  BofA California Tax-Exempt Reserves (CFTXX)

•  BofA Cash Reserves (PCMXX)

•  BofA Connecticut Municipal Reserves (BONXX)

•  BofA Government Plus Reserves (BOPXX)

•  BofA Government Reserves (PGHXX)

•  BofA Massachusetts Municipal Reserves (BOSXX)

•  BofA Municipal Reserves (PHPXX)

•  BofA New York Tax-Exempt Reserves (BOYXX)

•  BofA Tax-Exempt Reserves (NECXX)

•  BofA Treasury Reserves (PHGXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	10
BofA Connecticut Municipal Reserves	17
BofA Government Plus Reserves	23
BofA Government Reserves	29
BofA Massachusetts Municipal Reserves	34
BofA Municipal Reserves	40
BofA New York Tax-Exempt Reserves	46
BofA Tax-Exempt Reserves	52
BofA Treasury Reserves	58
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	63
Additional Information About the Funds	64
Management of the Funds	67
Primary Service Providers	67
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	69
About Investor Class Shares	70
Description of the Share Class	70
Distribution and Service Fees	71
Financial Intermediary Compensation	72
Investing with the BofA Funds	73
Eligibility to Buy Shares	73
Share Price Determination	74
Transaction Rules and Policies	75
Opening an Account and Placing Orders	77
Distributions and Taxes	81
Distributions to Shareholders	81
Taxes and Your Investment	81
Financial Highlights	83
Hypothetical Fees and Expenses	93

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.33%
Service fee	0.25%
Other	0.08%
Total annual Fund operating expenses	0.68%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$204	$366	$834

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

5

BofA California Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may

6

BofA California Tax-Exempt Reserves

be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

7

BofA California Tax-Exempt Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.80%
Worst:	4	th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.01%	0.02%	0.96%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.
9

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.62%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$191	$339	$768

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

12

BofA Cash Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related

13

BofA Cash Reserves

Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and

14

BofA Cash Reserves

financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

15

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.23%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.02%	0.00%	1.46%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

16

BofA Connecticut Municipal Reserves

Investment Objective

BofA Connecticut Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.68%
Service fee	0.25%
Other	0.43%
Total annual Fund operating expenses	1.03%
Fee waivers and/or reimbursements(a)(b)	-0.48%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

17

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$280	$522	$1,216

Remember this is an example only. Your actual costs may be higher or lower.

18

BofA Connecticut Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Connecticut state income tax on individuals, trusts and estates. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to

19

BofA Connecticut Municipal Reserves

generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut's economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located

20

BofA Connecticut Municipal Reserves

within Connecticut), which has demonstrated slower growth over the last five years than the New England region and the nation. On June 3, 2015, the General Assembly passed a biennial budget bill which was subsequently amended in a Special Session held on June 29, 2015 and signed by the Governor. Connecticut's biennium budget makes General Fund appropriations of $18,161.6 million in Fiscal Year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations; and $18,711.2 million in Fiscal Year 2016-17. The budget projects General Fund revenues of $18,162.4 million in Fiscal Year 2015-16 and $18,713.6 million in Fiscal Year 2016-17, resulting in a projected surplus of $0.8 million in Fiscal Year 2015-16 and $2.5 million in Fiscal Year 2016-17. In September 2015, Governor Malloy ordered $103 million in emergency cuts from the Connecticut budget due to lower than expected revenues, including lower income tax receipts than were projected in the budget. In October 2015, Governor Malloy and Legislative leaders met to discuss the possibility of calling a Special Session to further address projected budget deficits which range from estimates of $118 million to $431 million. There can be no assurances that the financial condition of Connecticut will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Connecticut and its municipalities may affect the ability of Connecticut or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Connecticut municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

21

BofA Connecticut Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2014:	0.02%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Investor Class Shares (Inception Date: 10/03/11)	0.05%	0.04%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

22

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.28%
Service fee	0.25%
Other	0.03%
Total annual Fund operating expenses	0.63%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

23

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$194	$343	$779

Remember this is an example only. Your actual costs may be higher or lower.

24

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

25

BofA Government Plus Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the

26

BofA Government Plus Reserves

Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

27

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2 nd quarter 2014: 0.01%
Worst:	1st quarter 2012: 0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Investor Class Shares (Inception Date: 10/03/11)	0.04%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

28

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.61%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

29

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$189	$334	$756

Remember this is an example only. Your actual costs may be higher or lower.

30

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in

31

BofA Government Reserves

circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

32

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.20%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.01%	0.01%	1.38%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

33

BofA Massachusetts Municipal Reserves

Investment Objective

BofA Massachusetts Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.46%
Service fee	0.25%
Other	0.21%
Total annual Fund operating expenses	0.81%
Fee waivers and/or reimbursements(a)(b)	-0.26%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

34

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$233	$424	$977

Remember this is an example only. Your actual costs may be higher or lower.

35

BofA Massachusetts Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the State of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

36

BofA Massachusetts Municipal Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Massachusetts municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. Since reaching 7.2% in October 2013, the

37

BofA Massachusetts Municipal Reserves

Massachusetts unemployment rate has slowly declined to the rate of 4.6% in June of 2015, 0.7% below the national rate of 5.3%. From 2006 to 2012, Massachusetts personal income either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. In 2013, Massachusetts, New England and the U.S. all experienced a slight decline in real income. Most recently, the 2014 Massachusetts Per Capita Personal Income remains higher than New England and the Nation as a whole. The fiscal year 2014-15 budget as enacted assumed tax revenues of $24,387 billion, reflecting the fiscal year 2014-15 consensus tax estimate of $24,337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. On February 13, 2015, the Governor approved legislation that enables above-threshold capital gains taxes to be retained in the General Fund in fiscal year 2014-15. Under state finance law, that amount would have been deposited in the Stabilization Fund and would not have been available for budgetary purposes. There can be no assurances that the financial condition of Massachusetts will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Massachusetts and its municipalities may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Massachusetts municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

38

BofA Massachusetts Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2014:	0.02%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Investor Class Shares (Inception Date: 10/03/11)	0.03%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

39

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.30%
Service fee	0.25%
Other	0.05%
Total annual Fund operating expenses	0.65%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

40

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$198	$352	$801

Remember this is an example only. Your actual costs may be higher or lower.

41

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in

42

BofA Municipal Reserves

circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt

43

BofA Municipal Reserves

securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

44

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	0.82%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.01%	0.01%	1.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

45

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.34%
Service fee	0.25%
Other	0.09%
Total annual Fund operating expenses	0.69%
Fee waivers and/or reimbursements(a)(b)	-0.14%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

46

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$207	$370	$845

Remember this is an example only. Your actual costs may be higher or lower.

47

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

48

BofA New York Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.

Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New

49

BofA New York Tax-Exempt Reserves

York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York ended fiscal year 2014-15 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2014-15 were close to planned levels. New York made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2014-15, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2014-15, an increase of $1.6 billion (2.6%). State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. New York Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

50

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. On October 1, 2011, Class A shares of the Fund converted into Investor Class shares of the Fund when Investor Class shares of the Fund were first offered. The returns shown for periods prior to October 1, 2011 are the returns of Class A shares of the Fund, and include the higher expenses applicable to Class A shares of the Fund. If these expenses had not been included, returns would be higher. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	0.78%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.02%	0.02%	0.93%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

51

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.27%
Service fee	0.25%
Other	0.02%
Total annual Fund operating expenses	0.62%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

52

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$191	$339	$768

Remember this is an example only. Your actual costs may be higher or lower.

53

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

54

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

55

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

56

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.81%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.00%	0.01%	0.99%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

57

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.26%
Service fee	0.25%
Other	0.01%
Total annual Fund operating expenses	0.61%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.55%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

58

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$189	$334	$756

Remember this is an example only. Your actual costs may be higher or lower.

59

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation,

60

BofA Treasury Reserves

imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

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BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Investor Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.20%
Worst:	3	rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor Class Shares	0.01%	0.01%	1.27%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 63 of the prospectus.

62

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Investor Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

63

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of

60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Connecticut Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of

64

Additional Information About the Funds

liquidity. BofA Massachusetts Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

65

Additional Information About the Funds

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

66

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Connecticut Municipal Reserves	0.15	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Massachusetts Municipal Reserves	0.15	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

67

Management of the Funds

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Connecticut Municipal Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Massachusetts Municipal Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA New York Tax-Exempt Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific

Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

68

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

69

About Investor Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Investor Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholder in another Fund. There is no minimum additional investment amount for Investor Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	0.10% distribution fee; 0.25% service fee

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

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About Investor Class Shares

Distribution and Service Fees

The Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Investor Class shares:

Distribution (Rule 12b-1) and Service Fees

	Distribution Fee	Service Fee	Combined Total
Investor Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other fees for providing services to your account, which may be different from those described here.

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About Investor Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves (the State Tax-Free Funds), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Funds are only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase a State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY
BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves	CA, CO, CT, FL, GA, GU, KY, LA, MA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, RI, UT, VA, VT
BofA New York Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, UT, VA, VI, WY

Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Investment Minimums

The minimum initial investment amount for Investor Class shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class shares of such Fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholders in another BofA Fund. The minimum initial investment amount for the Systematic Investment Plan is $10,000. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Investor Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Investor Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

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Investing with the BofA Funds

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Investor Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Investor Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Investor Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Funds. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Investor Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee based accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion Signature Guaranteed.

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Investing with the BofA Funds

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than $100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same

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class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion Signature Guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the monthly transfers. You may terminate the plan or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

The rules described below for making exchanges also apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist

81

Distributions and Taxes

primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

82

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On October 1, 2011, Class A shares of BofA NY Tax-Exempt Reserves converted into Investor Class shares of the Fund when Investor Class shares of the Fund were first offered. The financial information presented in the financial highlights table below for the periods prior to October 1, 2011 for BofA New York Tax-Exempt Reserves is that of the Fund's Class A shares (and its predecessor class). Investor Class shares of BofA Connecticut Municipal Reserves, BofA Government Plus Reserves and BofA Massachusetts Municipal Reserves were first offered on October 3, 2011.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.05%		0.03%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.68%		0.66%	0.67%		0.66%		0.65%
Net Expenses	0.09%		0.11%	0.19	%(f)	0.22	%(f)	0.30	%(f)
Waiver/Reimbursement	0.59%		0.55%	0.48%		0.44%		0.35%
Net Investment Income	—		—	—	%(e)(f)	—	(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$4,790		$5,590	$2,870		$9,007		$6,201

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

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Financial Highlights

BofA Cash Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—		—		—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—		—		—
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.00%		0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.62%		0.63%		0.62%		0.62%		0.63%
Net Expenses	0.23%		0.22%		0.29	%(e)	0.35	%(e)	0.32	%(e)
Waiver/Reimbursement	0.39%		0.41%		0.33%		0.27%		0.31%
Net Investment Income	—		—	%(f)	—	(e)	—	(e)	—	(e)
Net Assets, End of Period (000s)	$7,603		$16,320		$18,498		$24,251		$30,707

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

84

Financial Highlights

BofA Connecticut Municipal Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	—
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—
Less Distributions to Shareholders:
From Net Investment Income	—		—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—		—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.02%		0.02%		0.03%		0.06	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	1.02%		0.98%		0.94%		0.86	%(f)
Net Expenses	0.11%		0.15%		0.21	%(g)	0.25	%(f)(g)
Waiver/Reimbursement	0.91%		0.83%		0.73%		0.61	%(f)
Net Investment Income	—		—		—	%(g)(h)	—	(g)
Net Assets, End of Period (000s)	$238		$1,045		$2,315		$9,228

Past performance is no guarantee of future results.

(a)  Investor Class shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

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Financial Highlights

BofA Government Plus Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.04%		0.04%		0.02%		0.01	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.63%		0.65%		0.70%		0.67	%(f)
Net Expenses	0.07	%(g)	0.06%		0.13	%(g)(h)	0.16	%(f)(h)
Waiver/Reimbursement	0.56%		0.59%		0.57%		0.51	%(f)
Net Investment Income	0.04%		0.04%		0.02	%(h)	0.01	%(f)(h)
Net Assets, End of Period (000s)	$234		$466		$224		$134

Past performance is no guarantee of future results.

(a)  Investor Class shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

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Financial Highlights

BofA Government Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.61%		0.62%	0.62%		0.62%		0.61%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.53%		0.54%	0.51%		0.51%		0.45%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$3,234		$1,656	$4,210		$4,557		$7,866

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

87

Financial Highlights

BofA Massachusetts Municipal Reserves – Investor Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—		—
Net Realized Gain (Loss) on Investments	—	—	(b)	—	(b)	—
Total from Investment Operations	—	—	(b)	—	(b)	—
Less Distributions to Shareholders:
From Net Investment Income	—	—	(b)	—	(b)	—
From Net Realized Gains	— (b)	—	(b)	—		—
Total Distributions to Shareholders	— (b)	—	(b)	—	(b)	—
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%	0.02%		0.02	%(e)	0.03	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.80%	0.77%		0.78%		0.73	%(g)
Net Expenses	0.11%	0.14%		0.19	%(h)	0.24	%(g)(h)
Waiver/Reimbursement	0.69%	0.63%		0.59%		0.49	%(g)
Net Investment Income	—	—		—	(h)	—	(h)
Net Assets, End of Period (000s)	$1,249	$998		$1,019		$586

Past performance is no guarantee of future results.

(a)  Investor Class shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

88

Financial Highlights

BofA Municipal Reserves – Investor Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	—		—		—
Net Realized Gain (Loss) on Investments	— (a)	— (a)	—	(a)	—		—
Total from Investment Operations	— (a)	— (a)	—	(a)	—		—
Less Distributions to Shareholders:
From Net Investment Income	— (a)	—	—	(a)	—		—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%	0.00%	0.04	%(d)	0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.65%	0.64%	0.63%		0.62%		0.62%
Net Expenses	0.13%	0.16%	0.23	%(e)	0.29	%(e)	0.34	%(e)
Waiver/Reimbursement	0.52%	0.48%	0.40%		0.33%		0.28%
Net Investment Income	—	—	—	(e)	—	(e)	—	(e)
Net Assets, End of Period (000s)	$147	$153	$246		$240		$218

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

89

Financial Highlights

BofA New York Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—		—		—
Net Realized Gain (Loss) on Investments	—	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	—	(b)	—	(b)	—	(b)	—
Less Distributions to Shareholders:
From Net Investment Income	— (b)	—	(b)	—	(b)	—	(b)	—
From Net Realized Gains	— (b)	—	(b)	—		—	(b)	—
Total Distributions to Shareholders	— (b)	—	(b)	—	(b)	—	(b)	—
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%	0.01%		0.01%		0.05%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.69%	0.69%		0.69%		0.68%		0.80%
Net Expenses	0.12%	0.15%		0.21	%(e)	0.26	%(e)	0.31	%(e)
Waiver/Reimbursement	0.57%	0.54%		0.48%		0.42%		0.49%
Net Investment Income	—	—		—	(e)	—	(e)	—	(e)
Net Assets, End of Period (000s)	$4,479	$1,033		$1,448		$1,663		$365

Past performance is no guarantee of future results.

(a)  On October 1, 2011, the Investor Class shares of the Fund commenced operations and the Class A shares of the Fund converted into the Investor Class shares of the Fund. The financial information of the Fund's Investor Class shares prior to this conversion is that of the Class A shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

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Financial Highlights

BofA Tax-Exempt Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	—		—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—		—		—	(b)	—	(b)
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.02%		0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.62%		0.62%		0.62%		0.62%		0.62%
Net Expenses	0.09%		0.11%		0.17	%(f)	0.21	%(f)	0.27	%(f)
Waiver/Reimbursement	0.53%		0.51%		0.45%		0.41%		0.35%
Net Investment Income	—		—		—	%(e)(f)	—	(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$7,225		$5,575		$6,633		$4,261		$2,534

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Class A shares were converted to Investor Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
91

Financial Highlights

BofA Treasury Reserves – Investor Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.61%		0.61%		0.61%		0.61%		0.61%
Net Expenses	0.06	%(e)	0.06%		0.12	%(f)	0.11	%(f)	0.17	%(f)
Waiver/Reimbursement	0.55%		0.55%		0.49%		0.50%		0.44%
Net Investment Income	0.01%		0.01%		0.01	%(f)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$5,091		$5,363		$5,581		$5,580		$7,743

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

92

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.68%	8.96%	$10,896.22	$72.56
3	15.76%	0.68%	13.67%	$11,366.94	$75.69
4	21.55%	0.68%	18.58%	$11,857.99	$78.96
5	27.63%	0.68%	23.70%	$12,370.26	$82.38
6	34.01%	0.68%	29.05%	$12,904.65	$85.93
7	40.71%	0.68%	34.62%	$13,462.13	$89.65
8	47.75%	0.68%	40.44%	$14,043.70	$93.52
9	55.13%	0.68%	46.50%	$14,650.39	$97.56
10	62.89%	0.68%	52.83%	$15,283.28	$101.77
Total Gain After Fees & Expenses				$5,283.28
Total Annual Fees & Expenses					$834.24

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

93

Hypothetical Fees and Expenses

BofA Cash Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.62%	9.02%	$10,902.49	$66.18
3	15.76%	0.62%	13.80%	$11,380.02	$69.08
4	21.55%	0.62%	18.78%	$11,878.46	$72.10
5	27.63%	0.62%	23.99%	$12,398.74	$75.26
6	34.01%	0.62%	29.42%	$12,941.81	$78.56
7	40.71%	0.62%	35.09%	$13,508.66	$82.00
8	47.75%	0.62%	41.00%	$14,100.34	$85.59
9	55.13%	0.62%	47.18%	$14,717.93	$89.34
10	62.89%	0.62%	53.63%	$15,362.58	$93.25
Total Gain After Fees & Expenses				$5,362.58
Total Annual Fees & Expenses					$767.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Connecticut Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	1.03%	8.60%	$10,859.67	$109.72
3	15.76%	1.03%	12.91%	$11,290.80	$114.07
4	21.55%	1.03%	17.39%	$11,739.04	$118.60
5	27.63%	1.03%	22.05%	$12,205.08	$123.31
6	34.01%	1.03%	26.90%	$12,689.62	$128.21
7	40.71%	1.03%	31.93%	$13,193.40	$133.30
8	47.75%	1.03%	37.17%	$13,717.18	$138.59
9	55.13%	1.03%	42.62%	$14,261.75	$144.09
10	62.89%	1.03%	48.28%	$14,827.94	$149.81
Total Gain After Fees & Expenses				$4,827.94
Total Annual Fees & Expenses					$1,215.92

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

94

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.63%	9.01%	$10,901.45	$67.24
3	15.76%	0.63%	13.78%	$11,377.84	$70.18
4	21.55%	0.63%	18.75%	$11,875.05	$73.25
5	27.63%	0.63%	23.94%	$12,393.99	$76.45
6	34.01%	0.63%	29.36%	$12,935.61	$79.79
7	40.71%	0.63%	35.01%	$13,500.89	$83.27
8	47.75%	0.63%	40.91%	$14,090.88	$86.91
9	55.13%	0.63%	47.07%	$14,706.66	$90.71
10	62.89%	0.63%	53.49%	$15,349.34	$94.68
Total Gain After Fees & Expenses				$5,349.34
Total Annual Fees & Expenses					$778.70

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.61%	9.04%	$10,903.54	$65.11
3	15.76%	0.61%	13.82%	$11,382.20	$67.97
4	21.55%	0.61%	18.82%	$11,881.88	$70.96
5	27.63%	0.61%	24.03%	$12,403.49	$74.07
6	34.01%	0.61%	29.48%	$12,948.01	$77.32
7	40.71%	0.61%	35.16%	$13,516.42	$80.72
8	47.75%	0.61%	41.10%	$14,109.80	$84.26
9	55.13%	0.61%	47.29%	$14,729.22	$87.96
10	62.89%	0.61%	53.76%	$15,375.83	$91.82
Total Gain After Fees & Expenses				$5,375.83
Total Annual Fees & Expenses					$756.41

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

95

Hypothetical Fees and Expenses

BofA Massachusetts Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.81%	8.83%	$10,882.65	$86.38
3	15.76%	0.81%	13.39%	$11,338.63	$90.00
4	21.55%	0.81%	18.14%	$11,813.72	$93.77
5	27.63%	0.81%	23.09%	$12,308.71	$97.70
6	34.01%	0.81%	28.24%	$12,824.45	$101.79
7	40.71%	0.81%	33.62%	$13,361.79	$106.05
8	47.75%	0.81%	39.22%	$13,921.65	$110.50
9	55.13%	0.81%	45.05%	$14,504.97	$115.13
10	62.89%	0.81%	51.13%	$15,112.73	$119.95
Total Gain After Fees & Expenses				$5,112.73
Total Annual Fees & Expenses					$977.49

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.65%	8.99%	$10,899.36	$69.37
3	15.76%	0.65%	13.73%	$11,373.48	$72.39
4	21.55%	0.65%	18.68%	$11,868.23	$75.54
5	27.63%	0.65%	23.84%	$12,384.49	$78.82
6	34.01%	0.65%	29.23%	$12,923.22	$82.25
7	40.71%	0.65%	34.85%	$13,485.38	$85.83
8	47.75%	0.65%	40.72%	$14,071.99	$89.56
9	55.13%	0.65%	46.84%	$14,684.12	$93.46
10	62.89%	0.65%	53.23%	$15,322.88	$97.52
Total Gain After Fees & Expenses				$5,322.88
Total Annual Fees & Expenses					$800.96

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

96

Hypothetical Fees and Expenses

BofA New York Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.69%	8.95%	$10,895.18	$73.62
3	15.76%	0.69%	13.65%	$11,364.76	$76.80
4	21.55%	0.69%	18.55%	$11,854.58	$80.11
5	27.63%	0.69%	23.66%	$12,365.52	$83.56
6	34.01%	0.69%	28.98%	$12,898.47	$87.16
7	40.71%	0.69%	34.54%	$13,454.39	$90.92
8	47.75%	0.69%	40.34%	$14,034.28	$94.84
9	55.13%	0.69%	46.39%	$14,639.15	$98.92
10	62.89%	0.69%	52.70%	$15,270.10	$103.19
Total Gain After Fees & Expenses				$5,270.10
Total Annual Fees & Expenses					$845.34

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.62%	9.02%	$10,902.49	$66.18
3	15.76%	0.62%	13.80%	$11,380.02	$69.08
4	21.55%	0.62%	18.78%	$11,878.46	$72.10
5	27.63%	0.62%	23.99%	$12,398.74	$75.26
6	34.01%	0.62%	29.42%	$12,941.81	$78.56
7	40.71%	0.62%	35.09%	$13,508.66	$82.00
8	47.75%	0.62%	41.00%	$14,100.34	$85.59
9	55.13%	0.62%	47.18%	$14,717.93	$89.34
10	62.89%	0.62%	53.63%	$15,362.58	$93.25
Total Gain After Fees & Expenses				$5,362.58
Total Annual Fees & Expenses					$767.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

97

Hypothetical Fees and Expenses

BofA Treasury Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.61%	9.04%	$10,903.54	$65.11
3	15.76%	0.61%	13.82%	$11,382.20	$67.97
4	21.55%	0.61%	18.82%	$11,881.88	$70.96
5	27.63%	0.61%	24.03%	$12,403.49	$74.07
6	34.01%	0.61%	29.48%	$12,948.01	$77.32
7	40.71%	0.61%	35.16%	$13,516.42	$80.72
8	47.75%	0.61%	41.10%	$14,109.80	$84.26
9	55.13%	0.61%	47.29%	$14,729.22	$87.96
10	62.89%	0.61%	53.76%	$15,375.83	$91.82
Total Gain After Fees & Expenses				$5,375.83
Total Annual Fees & Expenses					$756.41

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

98

Notes

99

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Investor Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-INV-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Investor II Class Shares

•  BofA Cash Reserves (NPRXX)

•  BofA Government Plus Reserves (BOGXX)

•  BofA Government Reserves (NGAXX)

•  BofA Treasury Reserves (NTSXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA Cash Reserves	3
BofA Government Plus Reserves	10
BofA Government Reserves	15
BofA Treasury Reserves	20
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	26
Additional Information About the Funds	27
Management of the Funds	29
Primary Service Providers	29
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	31
About Investor II Class Shares	32
Description of the Share Class	32
Distribution and Service Fees	33
Shareholder Administration Fee	34
Financial Intermediary Compensation	35
Investing with the BofA Funds	36
Eligibility to Buy Shares	36
Share Price Determination	37
Transaction Rules and Policies	38
Opening an Account and Placing Orders	40
Distributions and Taxes	44
Distributions to Shareholders	44
Taxes and Your Investment	44
Financial Highlights	46
Hypothetical Fees and Expenses	50

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.37%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.72%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$223	$394	$888

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

5

BofA Cash Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

6

BofA Cash Reserves

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

7

BofA Cash Reserves

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

8

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.21%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor II Class Shares	0.02%	0.00%	1.42%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 26 of the prospectus.

9

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.38%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.03%
Total annual Fund operating expenses	0.73%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

10

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$225	$398	$899

Remember this is an example only. Your actual costs may be higher or lower.

11

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

12

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

13

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2014:	0.01%
Worst:	1st quarter 2012:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Investor II Class Shares (Inception Date: 10/03/11)	0.04%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 26 of the prospectus.

14

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.36%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.71%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

15

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$221	$389	$877

Remember this is an example only. Your actual costs may be higher or lower.

16

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

17

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

18

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.18%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor II Class Shares	0.01%	0.01%	1.34%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 26 of the prospectus.

19

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Investor II Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor II Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.10%
Other expenses	0.36%
Service fee	0.25%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.71%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.65%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

20

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Investor II Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor II Class Shares	$66	$221	$389	$877

Remember this is an example only. Your actual costs may be higher or lower.

21

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

22

BofA Treasury Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is

23

BofA Treasury Reserves

permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

24

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Class A shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Investor II Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.18%
Worst:	3	rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Investor II Class Shares	0.01%	0.01%	1.24%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 26 of the prospectus.

25

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amounts for Investor II Class shares of a Fund range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment amount for Investor II Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

26

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies

27

Additional Information About the Funds

section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

28

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

29

Management of the Funds

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

30

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

31

About Investor II Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor II Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor II Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Investor II Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Investor II Class shares are available to the general public for investment.
The minimum initial investment amounts range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment amount for Investor II Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	0.10% distribution fee; 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

32

About Investor II Class Shares

Distribution and Service Fees

The Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Investor II Class shares:

Distribution (Rule 12b-1) and Service Fees

	Distribution Fee	Service Fee	Combined Total
Investor II Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other fees for providing services to your account, which may be different from those described here.

33

About Investor II Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Investor II Class shares adopted by the Board, the Funds pay the Advisor, the Distributor and/or eligible financial intermediaries a shareholder administration fee in addition to the fees they pay the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible financial intermediaries for the shareholder administration services they provide. Because the fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds' Investor II Class shares:

Shareholder Administration Fee

Investor II Class	0.10%

The Funds will pay these fees to the Advisor, the Distributor and/or eligible financial intermediaries, for as long as the shareholder administration plan for Investor II Class shares continues. BofA Funds may reduce or discontinue payments at any time.

34

About Investor II Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

35

Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

Investor II Class shares are available to the general public for investment. Once you have opened an account, you can buy Investor II Class shares in a single payment, through our Systematic Investment Plan, by wire or by electronic funds transfer.

Investment Minimums

The minimum initial investment amount for Investor II Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment amount is $50. There is no minimum initial investment amount for Investor II Class shares purchased through omnibus accounts. For group retirement plans, the minimum initial investment amount and minimum additional investment amount are determined based on a plan's investment amount rather than on the investment amount of an individual participant in the plan. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Investor II Class shares.

36

Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Investor II Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	–	(Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

37

Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss

38

Investing with the BofA Funds

resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

39

Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Investor II Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

40

Investing with the BofA Funds

Electronic Funds Transfer

You may buy Investor II Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Investor II Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including the BofA state tax-free funds.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor II Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor II Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you automatically withdraw funds from your Investor II Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee based accounts are not subject to this requirement. All dividend and capital gains distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan generally cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you have opened your account, the BofA Funds will require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawn funds via check or direct deposit into your bank account. You can cancel the plan by giving the BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than

41

Investing with the BofA Funds

$100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor II Class shares of a Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion Signature Guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the monthly transfers. You may terminate the plan or change the amount you would like to exchange (subject to the $100 minimum) by calling the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

The rules described below for making exchanges also apply to systematic exchanges.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

42

Investing with the BofA Funds

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

43

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and,

44

Distributions and Taxes

consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

45

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. On October 1, 2011, Class A shares of BofA Cash Reserves, BofA Government Reserves and BofA Treasury Reserves were renamed Investor II Class shares. On October 3, 2011, Investor II Class shares of BofA Government Plus Reserves were first offered.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves – Investor II Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(b)	—		—		—
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—		—		—
Increase from Contribution from Advisor	—	(b)	—	(b)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01	%(e)	0.01	%(e)	0.00%		0.00%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.72%		0.73%		0.72%		0.72%		0.73%
Net Expenses	0.23%		0.22%		0.29	%(f)	0.35	%(f)	0.32	%(f)
Waiver/Reimbursement	0.49%		0.51%		0.43%		0.37%		0.41%
Net Investment Income	—		—	%(g)	—	(f)	—	(f)	—	(f)
Net Assets, End of Period (000s)	$12,631		$15,188		$23,212		$29,405		$31,245

Past performance is no guarantee of future results.

(a)  On October 1, 2011, Class A shares were renamed Investor II Class shares and Class B and C converted into Investor II Class shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

46

Financial Highlights

BofA Government Plus Reserves – Investor II Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)
From Net Realized Gains	—	(b)	—	(b)	—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.04%		0.04%		0.02%		0.01	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.73%		0.75%		0.80%		0.78	%(f)
Net Expenses	0.08%		0.06%		0.14	%(g)	0.16	%(f)(g)
Waiver/Reimbursement	0.65%		0.69%		0.66%		0.62	%(f)
Net Investment Income	0.04%		0.04%		0.02	%(g)	0.01	%(f)(g)
Net Assets, End of Period (000s)	$5,066		$1,788		$1,354		$467

Past performance is no guarantee of future results.

(a)  Investor II Class shares commenced operations on October 3, 2011. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

47

Financial Highlights

BofA Government Reserves – Investor II Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	— (b)	—	(b)	—		—
Total from Investment Operations	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Increase from Contribution from Advisor	—	(b)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01	%(e)	0.01%	0.01%		0.00	%(f)	0.00	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.71%		0.72%	0.72%		0.72%		0.71%
Net Expenses	0.08%		0.08%	0.11	%(g)	0.11	%(g)	0.15	%(g)
Waiver/Reimbursement	0.63%		0.64%	0.61%		0.61%		0.56%
Net Investment Income	0.01%		0.01%	0.01	%(g)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$1,111		$1,814	$1,406		$1,729		$1,432

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, Class A Shares were renamed Investor II Class Shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  Rounds to less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

48

Financial Highlights

BofA Treasury Reserves – Investor II Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—	(b)	—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Less Distributions to Shareholders:
From Net Investment Income	—	(b)	—	(b)	—	(b)	—	(b)	—
From Net Realized Gains	—	(b)	—	(b)	—		—	(b)	—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—	(b)	—
Increase from Contribution from Advisor	—		—		—		—		—	(b)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%		0.01%		0.01%		0.01%		0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.71%		0.71%		0.71%		0.71%		0.71%
Net Expenses	0.06	%(f)	0.06%		0.12	%(g)	0.11	%(g)	0.16	%(g)
Waiver/Reimbursement	0.65%		0.65%		0.59%		0.60%		0.55%
Net Investment Income	0.01%		0.01%		0.01	%(g)	—	%(g)(h)	—	%(g)(h)
Net Assets, End of Period (000s)	$91,371		$88,777		$97,233		$103,034		$107,653

Past performance is no guarantee of future results.

(a)  After the close of business on September 30, 2011, Class A Shares were renamed Investor II Class Shares.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(f)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.
49

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor II Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA Cash Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.72%	8.82%	$10,881.62	$76.74
3	15.76%	0.72%	13.47%	$11,347.35	$80.02
4	21.55%	0.72%	18.33%	$11,833.02	$83.45
5	27.63%	0.72%	23.39%	$12,339.47	$87.02
6	34.01%	0.72%	28.68%	$12,867.60	$90.75
7	40.71%	0.72%	34.18%	$13,418.33	$94.63
8	47.75%	0.72%	39.93%	$13,992.64	$98.68
9	55.13%	0.72%	45.92%	$14,591.52	$102.90
10	62.89%	0.72%	52.16%	$15,216.04	$107.31
Total Gain After Fees & Expenses				$5,216.04
Total Annual Fees & Expenses					$887.91

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

50

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.73%	8.81%	$10,880.57	$77.80
3	15.76%	0.73%	13.45%	$11,345.18	$81.12
4	21.55%	0.73%	18.30%	$11,829.61	$84.59
5	27.63%	0.73%	23.35%	$12,334.74	$88.20
6	34.01%	0.73%	28.61%	$12,861.43	$91.97
7	40.71%	0.73%	34.11%	$13,410.61	$95.89
8	47.75%	0.73%	39.83%	$13,983.25	$99.99
9	55.13%	0.73%	45.80%	$14,580.33	$104.26
10	62.89%	0.73%	52.03%	$15,202.91	$108.71
Total Gain After Fees & Expenses				$5,202.91
Total Annual Fees & Expenses					$898.94

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.71%	8.83%	$10,882.66	$75.68
3	15.76%	0.71%	13.50%	$11,349.53	$78.92
4	21.55%	0.71%	18.36%	$11,836.42	$82.31
5	27.63%	0.71%	23.44%	$12,344.20	$85.84
6	34.01%	0.71%	28.74%	$12,873.77	$89.52
7	40.71%	0.71%	34.26%	$13,426.06	$93.36
8	47.75%	0.71%	40.02%	$14,002.03	$97.37
9	55.13%	0.71%	46.03%	$14,602.72	$101.55
10	62.89%	0.71%	52.29%	$15,229.18	$105.90
Total Gain After Fees & Expenses				$5,229.18
Total Annual Fees & Expenses					$876.86

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

51

Hypothetical Fees and Expenses

BofA Treasury Reserves – Investor II Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.71%	8.83%	$10,882.66	$75.68
3	15.76%	0.71%	13.50%	$11,349.53	$78.92
4	21.55%	0.71%	18.36%	$11,836.42	$82.31
5	27.63%	0.71%	23.44%	$12,344.20	$85.84
6	34.01%	0.71%	28.74%	$12,873.77	$89.52
7	40.71%	0.71%	34.26%	$13,426.06	$93.36
8	47.75%	0.71%	40.02%	$14,002.03	$97.37
9	55.13%	0.71%	46.03%	$14,602.72	$101.55
10	62.89%	0.71%	52.29%	$15,229.18	$105.90
Total Gain After Fees & Expenses				$5,229.18
Total Annual Fees & Expenses					$876.86

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

52

Notes

53

Notes

54

Notes

55

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Investor II Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved.
100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-INVII-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Liquidity Class Shares

•  BofA California Tax-Exempt Reserves (CCLXX)

•  BofA Cash Reserves (NCLXX)

•  BofA Government Plus Reserves (CLQXX)

•  BofA Government Reserves (NGLXX)

•  BofA Money Market Reserves (NRLXX)

•  BofA Municipal Reserves (NMLXX)

•  BofA Tax-Exempt Reserves (NELXX)

•  BofA Treasury Reserves (NTLXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	9
BofA Government Plus Reserves	15
BofA Government Reserves	20
BofA Money Market Reserves	25
BofA Municipal Reserves	32
BofA Tax-Exempt Reserves	38
BofA Treasury Reserves	44
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	49
Additional Information About the Funds	50
Management of the Funds	52
Primary Service Providers	52
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	54
About Liquidity Class Shares	55
Description of the Share Class	55
Distribution and Service Fees	56
Financial Intermediary Compensation	57
Investing with the BofA Funds	58
Eligibility to Buy Shares	58
Share Price Determination	59
Transaction Rules and Policies	60
Opening an Account and Placing Orders	62
Distributions and Taxes	65
Distributions to Shareholders	65
Taxes and Your Investment	65
Financial Highlights	67
Hypothetical Fees and Expenses	75

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.08%
Total annual Fund operating expenses	0.58%
Fee waivers and/or reimbursements(b)(c)	-0.23%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

3

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$163	$301	$704

Remember this is an example only. Your actual costs may be higher or lower.

4

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced

5

BofA California Tax-Exempt Reserves

to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged

6

BofA California Tax-Exempt Reserves

30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

7

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.85%
Worst:	4	th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	0.02%	1.06%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

8

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(b)(c)	-0.17%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

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BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$150	$274	$636

Remember this is an example only. Your actual costs may be higher or lower.

10

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010,

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BofA Cash Reserves

the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes

12

BofA Cash Reserves

in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

13

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.28%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.02%	0.01%	1.56%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

14

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.03%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(b)(c)	-0.18%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

15

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$152	$278	$648

Remember this is an example only. Your actual costs may be higher or lower.

16

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

17

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

18

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.25%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Liquidity Class Shares (Inception Date: 11/17/05)	0.04%	0.02%	1.37%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

19

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(b)(c)	-0.16%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

20

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$147	$269	$625

Remember this is an example only. Your actual costs may be higher or lower.

21

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

22

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

23

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2006:	1.25%
Worst:	4	th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	0.01%	1.46%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

24

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(b)(c)	-0.16%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

25

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$147	$269	$625

Remember this is an example only. Your actual costs may be higher or lower.

26

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

27

BofA Money Market Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments

28

BofA Money Market Reserves

and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of

29

BofA Money Market Reserves

political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

30

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3	rd quarter 2007:	1.28%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.00%	0.00%	1.56%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

31

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.05%
Total annual Fund operating expenses	0.55%
Fee waivers and/or reimbursements(b)(c)	-0.20%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

32

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$156	$287	$670

Remember this is an example only. Your actual costs may be higher or lower.

33

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

34

BofA Municipal Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of

35

BofA Municipal Reserves

debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

36

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.87%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	0.01%	1.13%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

37

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.02%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(b)(c)	-0.17%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

38

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$150	$274	$636

Remember this is an example only. Your actual costs may be higher or lower.

39

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

40

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

41

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

42

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2	nd quarter 2007:	0.86%
Worst:	3	rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.00%	0.01%	1.09%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

43

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Liquidity Class Shares
Management fees	0.25%
Distribution and service (Rule 12b-1) fees(a)	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.51%
Fee waivers and/or reimbursements(b)(c)	-0.16%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.35%

(a)  BofA Distributors, Inc., the Fund's distributor (the Distributor), has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Distributor.

(b)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(c)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

44

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Liquidity Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$147	$269	$625

Remember this is an example only. Your actual costs may be higher or lower.

45

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

46

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

47

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Liquidity Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Liquidity Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4	th quarter 2006:	1.25%
Worst:	3	rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Liquidity Class Shares	0.01%	0.01%	1.35%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 49 of the prospectus.

48

Summary Information about Purchasing and Selling Fund
Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Liquidity Class shares of a Fund is $500,000. There is no minimum additional investment amount for Liquidity Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

49

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

50

Additional Information About the Funds

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A

Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

51

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

52

Management of the Funds

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

53

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

54

About Liquidity Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Liquidity Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Liquidity Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Liquidity Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)	Liquidity Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Liquidity Class shares may be offered by Bank of America and its affiliates.
The minimum initial investment amount for Liquidity Class shares is $500,000. There is no minimum additional investment amount for Liquidity Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	0.25% combined total

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

55

About Liquidity Class Shares

Distribution and Service Fees

The Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund's assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds' Liquidity Class shares:

Distribution (Rule 12b-1) and Service Fees

	Distribution Fee		Service Fee		Combined Total
Liquidity Class	0.25	%(a)	0.25	%(a)	0.25	%(a)

(a)  The Funds' Liquidity Class shares may pay a distribution fee at the maximum rate stated above and may also pay a service fee at the maximum rate stated above, pursuant to the Funds' distribution plan and its shareholder servicing plan for Liquidity Class shares. The combined total of such payments on an annual basis, however, may not exceed 0.25% of the average daily net assets of the Funds' Liquidity Class shares.

The Funds will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue. The BofA Funds may reduce or discontinue payments at any time. Your financial intermediary may also charge you other fees for providing services to your account, which may be different from those described here.

56

About Liquidity Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves (the State Tax-Free Fund), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Fund is only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase the State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY

Liquidity Class shares are available to eligible institutions, intermediaries and individuals on a direct basis or through certain financial institutions and intermediaries. Liquidity Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Investment Minimums

The minimum initial investment amount for Liquidity Class shares is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy Liquidity Class shares. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Liquidity Class shares.

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Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Liquidity Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

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Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the

60

Investing with the BofA Funds

appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

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Investing with the BofA Funds

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Liquidity Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

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Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:  State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02101
   ABA Routing No. 011000028
   DDA 99058224

For further credit to:  [Shareholder Name]
   [Existing BofA Funds Account No.]
   [BofA Fund Name]

Electronic Funds Transfer

You may buy Liquidity Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Liquidity Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Fund. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Liquidity Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Liquidity Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or

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Investing with the BofA Funds

electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests and purchase orders; and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

64

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that

65

Distributions and Taxes

are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

66

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.04%		0.03%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.58%		0.56%	0.57%		0.56%		0.55%
Net Expenses	0.09%		0.11%	0.19	%(f)	0.21	%(f)	0.28	%(f)
Waiver/Reimbursement	0.49%		0.45%	0.38%		0.35%		0.27%
Net Investment Income	—		—	—	%(e)(f)	—	(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$10		$11	$11		$1		$701

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

67

Financial Highlights

BofA Cash Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.00	%(e)	0.02%		0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.52%		0.53%		0.52%		0.53%		0.53%
Net Expenses	0.23%		0.22%		0.29	%(f)	0.34	%(f)	0.31	%(f)
Waiver/Reimbursement	0.29%		0.31%		0.23%		0.19%		0.22%
Net Investment Income	—		—	%(e)	—	%(e)(f)	0.02	%(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$23,967		$26,064		$26,991		$114,588		$116,540

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

68

Financial Highlights

BofA Government Plus Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—		—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.04%		0.04%		0.02%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.53%		0.55%		0.60%		0.58%		0.56%
Net Expenses	0.07	%(e)	0.06%		0.15	%(f)	0.16	%(f)	0.19	%(f)
Waiver/Reimbursement	0.46%		0.49%		0.45%		0.42%		0.37%
Net Investment Income	0.04%		0.04%		0.02	%(f)	0.01	%(f)	—	(f)
Net Assets, End of Period (000s)	$11		$5,141		$5,139		$5,138		$5,138

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

69

Financial Highlights

BofA Government Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.52%	0.52%		0.52%		0.51%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.15	%(f)
Waiver/Reimbursement	0.43%		0.44%	0.41%		0.41%		0.36%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$45,074		$170,399	$139,587		$142,671		$156,846

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

70

Financial Highlights

BofA Money Market Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—		—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		—		—		—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.51%		0.52%		0.51%		0.52%
Net Expenses	0.22%		0.21%		0.29	%(e)	0.32	%(e)	0.31	%(e)
Waiver/Reimbursement	0.29%		0.30%		0.23%		0.19%		0.21%
Net Investment Income	—		—		—	(e)	0.01	%(e)	—	%(d)(e)
Net Assets, End of Period (000s)	$5,678		$8,943		$50,566		$29,257		$47,905

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

71

Financial Highlights

BofA Municipal Reserves – Liquidity Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—	—		—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	— (a)	— (a)	—	(a)	—		—
Total from Investment Operations	— (a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	— (a)	—	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%	0.00%	0.04	%(d)	0.00	%(e)	0.01%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.55%	0.54%	0.53%		0.52%		0.52%
Net Expenses	0.13%	0.18%	0.23	%(f)	0.29	%(f)	0.33	%(f)
Waiver/Reimbursement	0.42%	0.36%	0.30%		0.23%		0.19%
Net Investment Income	—	—	—	(f)	—	%(e)(f)	0.01	%(f)
Net Assets, End of Period (000s)	$77	$77	$5,563		$7,104		$8,184

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
72

Financial Highlights

BofA Tax-Exempt Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—		—		—	(a)	—	(a)
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.02%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.52%		0.50%		0.52%		0.51%		0.52%
Net Expenses	0.08%		0.11%		0.20	%(e)	0.21	%(e)	0.31	%(e)
Waiver/Reimbursement	0.44%		0.39%		0.32%		0.30%		0.21%
Net Investment Income	—		—		—	%(d)(e)	—	(e)	—	%(d)(e)
Net Assets, End of Period (000s)	$10		$10		$10		$218		$218

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

73

Financial Highlights

BofA Treasury Reserves – Liquidity Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.51%		0.51%		0.52%		0.52%		0.51%
Net Expenses	0.06	%(e)	0.06%		0.13	%(e)(f)	0.11	%(f)	0.16	%(f)
Waiver/Reimbursement	0.45%		0.45%		0.39%		0.41%		0.35%
Net Investment Income	0.01%		0.01%		0.01	%(f)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$25,862		$68,881		$62,189		$71,919		$138,535

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

74

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Liquidity Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.58%	9.28%	$10,927.55	$62.04
3	15.76%	0.58%	14.11%	$11,410.55	$64.78
4	21.55%	0.58%	19.15%	$11,914.90	$67.64
5	27.63%	0.58%	24.42%	$12,441.54	$70.63
6	34.01%	0.58%	29.91%	$12,991.45	$73.76
7	40.71%	0.58%	35.66%	$13,565.67	$77.02
8	47.75%	0.58%	41.65%	$14,165.28	$80.42
9	55.13%	0.58%	47.91%	$14,791.38	$83.97
10	62.89%	0.58%	54.45%	$15,445.16	$87.69
Total Gain After Fees & Expenses				$5,445.16
Total Annual Fees & Expenses					$703.76

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

75

Hypothetical Fees and Expenses

BofA Cash Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.52%	9.34%	$10,933.83	$55.64
3	15.76%	0.52%	14.24%	$11,423.67	$58.13
4	21.55%	0.52%	19.35%	$11,935.45	$60.73
5	27.63%	0.52%	24.70%	$12,470.16	$63.45
6	34.01%	0.52%	30.29%	$13,028.82	$66.30
7	40.71%	0.52%	36.13%	$13,612.51	$69.27
8	47.75%	0.52%	42.22%	$14,222.35	$72.37
9	55.13%	0.52%	48.60%	$14,859.51	$75.61
10	62.89%	0.52%	55.25%	$15,525.22	$79.00
Total Gain After Fees & Expenses				$5,525.22
Total Annual Fees & Expenses					$636.31

BofA Government Plus Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.53%	9.33%	$10,932.79	$56.70
3	15.76%	0.53%	14.21%	$11,421.48	$59.24
4	21.55%	0.53%	19.32%	$11,932.02	$61.89
5	27.63%	0.53%	24.65%	$12,465.38	$64.65
6	34.01%	0.53%	30.23%	$13,022.59	$67.54
7	40.71%	0.53%	36.05%	$13,604.69	$70.56
8	47.75%	0.53%	42.13%	$14,212.82	$73.72
9	55.13%	0.53%	48.48%	$14,848.14	$77.01
10	62.89%	0.53%	55.12%	$15,511.85	$80.45
Total Gain After Fees & Expenses				$5,511.85
Total Annual Fees & Expenses					$647.57

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

76

Hypothetical Fees and Expenses

BofA Government Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.51%	9.35%	$10,934.88	$54.57
3	15.76%	0.51%	14.26%	$11,425.85	$57.02
4	21.55%	0.51%	19.39%	$11,938.88	$59.58
5	27.63%	0.51%	24.75%	$12,474.93	$62.26
6	34.01%	0.51%	30.35%	$13,035.06	$65.05
7	40.71%	0.51%	36.20%	$13,620.33	$67.97
8	47.75%	0.51%	42.32%	$14,231.88	$71.02
9	55.13%	0.51%	48.71%	$14,870.89	$74.21
10	62.89%	0.51%	55.39%	$15,538.60	$77.54
Total Gain After Fees & Expenses				$5,538.60
Total Annual Fees & Expenses					$625.03

BofA Money Market Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.51%	9.35%	$10,934.88	$54.57
3	15.76%	0.51%	14.26%	$11,425.85	$57.02
4	21.55%	0.51%	19.39%	$11,938.88	$59.58
5	27.63%	0.51%	24.75%	$12,474.93	$62.26
6	34.01%	0.51%	30.35%	$13,035.06	$65.05
7	40.71%	0.51%	36.20%	$13,620.33	$67.97
8	47.75%	0.51%	42.32%	$14,231.88	$71.02
9	55.13%	0.51%	48.71%	$14,870.89	$74.21
10	62.89%	0.51%	55.39%	$15,538.60	$77.54
Total Gain After Fees & Expenses				$5,538.60
Total Annual Fees & Expenses					$625.03

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

77

Hypothetical Fees and Expenses

BofA Municipal Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.55%	9.31%	$10,930.69	$58.84
3	15.76%	0.55%	14.17%	$11,417.11	$61.46
4	21.55%	0.55%	19.25%	$11,925.17	$64.19
5	27.63%	0.55%	24.56%	$12,455.84	$67.05
6	34.01%	0.55%	30.10%	$13,010.12	$70.03
7	40.71%	0.55%	35.89%	$13,589.08	$73.15
8	47.75%	0.55%	41.94%	$14,193.79	$76.40
9	55.13%	0.55%	48.25%	$14,825.41	$79.80
10	62.89%	0.55%	54.85%	$15,485.14	$83.35
Total Gain After Fees & Expenses				$5,485.14
Total Annual Fees & Expenses					$670.08

BofA Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.52%	9.34%	$10,933.83	$55.64
3	15.76%	0.52%	14.24%	$11,423.67	$58.13
4	21.55%	0.52%	19.35%	$11,935.45	$60.73
5	27.63%	0.52%	24.70%	$12,470.16	$63.45
6	34.01%	0.52%	30.29%	$13,028.82	$66.30
7	40.71%	0.52%	36.13%	$13,612.51	$69.27
8	47.75%	0.52%	42.22%	$14,222.35	$72.37
9	55.13%	0.52%	48.60%	$14,859.51	$75.61
10	62.89%	0.52%	55.25%	$15,525.22	$79.00
Total Gain After Fees & Expenses				$5,525.22
Total Annual Fees & Expenses					$636.31

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

78

Hypothetical Fees and Expenses

BofA Treasury Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.51%	9.35%	$10,934.88	$54.57
3	15.76%	0.51%	14.26%	$11,425.85	$57.02
4	21.55%	0.51%	19.39%	$11,938.88	$59.58
5	27.63%	0.51%	24.75%	$12,474.93	$62.26
6	34.01%	0.51%	30.35%	$13,035.06	$65.05
7	40.71%	0.51%	36.20%	$13,620.33	$67.97
8	47.75%	0.51%	42.32%	$14,231.88	$71.02
9	55.13%	0.51%	48.71%	$14,870.89	$74.21
10	62.89%	0.51%	55.39%	$15,538.60	$77.54
Total Gain After Fees & Expenses				$5,538.60
Total Annual Fees & Expenses					$625.03

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

79

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds
Liquidity Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-LIQ-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA Funds

Prospectus

January 1, 2016

Trust Class Shares

•  BofA California Tax-Exempt Reserves (NATXX)

•  BofA Cash Reserves (NRSXX)

•  BofA Connecticut Municipal Reserves (BCRXX)

•  BofA Government Plus Reserves (CGPXX)

•  BofA Government Reserves (NGOXX)

•  BofA Massachusetts Municipal Reserves (BMMXX)

•  BofA Money Market Reserves (NRTXX)

•  BofA Municipal Reserves (NMSXX)

•  BofA New York Tax-Exempt Reserves (NYRXX)

•  BofA Tax-Exempt Reserves (NTXXX)

•  BofA Treasury Reserves (NTTXX)

Advised by BofA Advisors, LLC

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA California Tax-Exempt Reserves	3
BofA Cash Reserves	10
BofA Connecticut Municipal Reserves	16
BofA Government Plus Reserves	22
BofA Government Reserves	27
BofA Massachusetts Municipal Reserves	32
BofA Money Market Reserves	38
BofA Municipal Reserves	45
BofA New York Tax-Exempt Reserves	51
BofA Tax-Exempt Reserves	57
BofA Treasury Reserves	63
Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation	68
Additional Information About the Funds	69
Management of the Funds	72
Primary Service Providers	72
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest	74
About Trust Class Shares	75
Description of the Share Class	75
Shareholder Administration Fee	76
Financial Intermediary Compensation	77
Investing with the BofA Funds	78
Eligibility to Buy Shares	78
Share Price Determination	79
Transaction Rules and Policies	80
Opening an Account and Placing Orders	82
Distributions and Taxes	86
Distributions to Shareholders	86
Taxes and Your Investment	86
Financial Highlights	88
Hypothetical Fees and Expenses	99

Icons Guide

  Investment Objective

  Fees and Expenses of the Fund

  Principal Investment Strategies

  Principal Risks

  Performance Information

  Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

BofA California Tax-Exempt Reserves

Investment Objective

BofA California Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.18%
Shareholder administration fee	0.10%
Other	0.08%
Total annual Fund operating expenses	0.43%
Fee waivers and/or reimbursements(a)(b)	-0.13%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$125	$228	$530

Remember this is an example only. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced

BofA California Tax-Exempt Reserves

to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.

Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in California municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of

BofA California Tax-Exempt Reserves

issuers of California municipal securities to meet their obligations. California's personal income increased in 16 of the 18 quarters through the third quarter of 2014. Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014. California began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is making progress. The expected further growth in technology, health care, tourism, business and professional services, and construction may deepen and broaden California's economic expansion. There can be no assurances, however, that California will not face additional fiscal stress and cash pressures, or that other changes in the state or national economies will not materially adversely affect the financial condition of California. Such factors relating to California and its municipalities may affect the ability of California or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, California municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that,

BofA California Tax-Exempt Reserves

during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA California Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.86%
Worst:	4th quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.01%	0.03%	1.09%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Cash Reserves

Investment Objective

BofA Cash Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. Your actual costs may be higher or lower.

BofA Cash Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements

BofA Cash Reserves

on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and

BofA Cash Reserves

structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Cash Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Cash Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2007:	1.30%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.02%	0.03%	1.59%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Connecticut Municipal Reserves

Investment Objective

BofA Connecticut Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.53%
Shareholder administration fee	0.10%
Other	0.43%
Total annual Fund operating expenses	0.78%
Fee waivers and/or reimbursements(a)(b)	-0.48%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$201	$386	$921

Remember this is an example only. Your actual costs may be higher or lower.

BofA Connecticut Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Connecticut state income tax on individuals, trusts and estates. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

BofA Connecticut Municipal Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut's economic performance is measured by personal income, which has been among the highest in the nation on

BofA Connecticut Municipal Reserves

a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within Connecticut), which has demonstrated slower growth over the last five years than the New England region and the nation. On June 3, 2015, the General Assembly passed a biennial budget bill which was subsequently amended in a Special Session held on June 29, 2015 and signed by the Governor. Connecticut's biennium budget makes General Fund appropriations of $18,161.6 million in Fiscal Year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations; and $18,711.2 million in Fiscal Year 2016-17. The budget projects General Fund revenues of $18,162.4 million in Fiscal Year 2015-16 and $18,713.6 million in Fiscal Year 2016-17, resulting in a projected surplus of $0.8 million in Fiscal Year 2015-16 and $2.5 million in Fiscal Year 2016-17. In September 2015, Governor Malloy ordered $103 million in emergency cuts from the Connecticut budget due to lower than expected revenues, including lower income tax receipts than were projected in the budget. In October 2015, Governor Malloy and Legislative leaders met to discuss the possibility of calling a Special Session to further address projected budget deficits which range from estimates of $118 million to $431 million. There can be no assurances that the financial condition of Connecticut will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Connecticut and its municipalities may affect the ability of Connecticut or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Connecticut municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Connecticut Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2014:	0.02%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Trust Class Shares (Inception Date: 7/18/12)	0.05%	0.03%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Government Plus Reserves

Investment Objective

BofA Government Plus Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.13%
Shareholder administration fee	0.10%
Other	0.03%
Total annual Fund operating expenses	0.38%
Fee waivers and/or reimbursements(a)(b)	-0.08%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$114	$205	$473

Remember this is an example only. Your actual costs may be higher or lower.

BofA Government Plus Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

BofA Government Plus Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Government Plus Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Government Plus Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	1st quarter 2009:	0.09%
Worst:	4th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.03%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	Life of Fund
Trust Class Shares (Inception Date: 3/31/08)	0.04%	0.02%	0.25%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Government Reserves

Investment Objective

BofA Government Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.11%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.36%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$110	$196	$450

Remember this is an example only. Your actual costs may be higher or lower.

BofA Government Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations. It is anticipated that the interest paid on these securities generally will be exempt from state income tax.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

BofA Government Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Government Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Government Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2006:	1.27%
Worst:	4th quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.01%	0.01%	1.48%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Massachusetts Municipal Reserves

Investment Objective

BofA Massachusetts Municipal Reserves (the Fund) seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.31%
Shareholder administration fee	0.10%
Other	0.21%
Total annual Fund operating expenses	0.56%
Fee waivers and/or reimbursements(a)(b)	-0.26%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$153	$287	$677

Remember this is an example only. Your actual costs may be higher or lower.

BofA Massachusetts Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the State of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

BofA Massachusetts Municipal Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.

Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in Massachusetts municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their

BofA Massachusetts Municipal Reserves

obligations. Since reaching 7.2% in October 2013, the Massachusetts unemployment rate has slowly declined to the rate of 4.6% in June of 2015, 0.7% below the national rate of 5.3%. From 2006 to 2012, Massachusetts personal income either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. In 2013, Massachusetts, New England and the U.S. all experienced a slight decline in real income. Most recently, the 2014 Massachusetts Per Capita Personal Income remains higher than New England and the Nation as a whole. The fiscal year 2014-15 budget as enacted assumed tax revenues of $24,387 billion, reflecting the fiscal year 2014-15 consensus tax estimate of $24,337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. On February 13, 2015, the Governor approved legislation that enables above-threshold capital gains taxes to be retained in the General Fund in fiscal year 2014-15. Under state finance law, that amount would have been deposited in the Stabilization Fund and would not have been available for budgetary purposes. There can be no assurances that the financial condition of Massachusetts will not be materially adversely affected by continuing or unforeseen conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors relating to Massachusetts and its municipalities may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, Massachusetts municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Massachusetts Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2014:	0.02%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	Life of Fund
Trust Class Shares (Inception Date: 7/18/12)	0.03%	0.02%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Money Market Reserves

Investment Objective

BofA Money Market Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.11%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.36%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$110	$196	$450

Remember this is an example only. Your actual costs may be higher or lower.

BofA Money Market Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the

Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of

BofA Money Market Reserves

redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be

BofA Money Market Reserves

supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Asset-Backed Securities Risk – The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit or liquidity enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities,

BofA Money Market Reserves

including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Money Market Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Money Market Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	3rd quarter 2007:	1.30%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.00%	0.02%	1.59%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Municipal Reserves

Investment Objective

BofA Municipal Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.15%
Shareholder administration fee	0.10%
Other	0.05%
Total annual Fund operating expenses	0.40%
Fee waivers and/or reimbursements(a)(b)	-0.10%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$118	$214	$495

Remember this is an example only. Your actual costs may be higher or lower.

BofA Municipal Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption

BofA Municipal Reserves

proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

BofA Municipal Reserves

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Municipal Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Municipal Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.88%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.01%	0.03%	1.16%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA New York Tax-Exempt Reserves

Investment Objective

BofA New York Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.19%
Shareholder administration fee	0.10%
Other	0.09%
Total annual Fund operating expenses	0.44%
Fee waivers and/or reimbursements(a)(b)	-0.14%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$127	$232	$541

Remember this is an example only. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than a diversified fund.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the

BofA New York Tax-Exempt Reserves

Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the value of shares of the Fund more than it would affect the value of shares of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  State-Specific Municipal Securities Risk – Securities issued by a particular state and its political subdivisions, agencies, instrumentalities and authorities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects. Since the Fund invests in New York municipal securities, the value of the Fund's shares may be especially affected by factors pertaining to the

BofA New York Tax-Exempt Reserves

economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York ended fiscal year 2014-15 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2014-15 were close to planned levels. New York made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2014-15, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2014-15, an increase of $1.6 billion (2.6%). State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. New York Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited. Such factors relating to New York and its municipalities may affect the ability of New York or its municipalities to pay their respective obligations. The statement of additional information provides additional detail about the current financial condition of, and risks specific to, New York municipal securities, which investors should carefully consider.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the

Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA New York Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.87%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.02%	0.03%	1.10%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Tax-Exempt Reserves

Investment Objective

BofA Tax-Exempt Reserves (the Fund) seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.12%
Shareholder administration fee	0.10%
Other	0.02%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(a)(b)	-0.07%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, BofA Advisors, LLC, the Fund's investment advisor (the Advisor), believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, such as pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

BofA Tax-Exempt Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed or enhanced by the taxing authority of the local government, by the current or anticipated revenues from a specific project or specific assets or by the credit of, or liquidity enhancement provided by a private issuer in some manner, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that is intended to be free from federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this position. For example, in the event that the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal security could become federally taxable, possibly retroactively to the date the municipal security was issued, and the value of the municipal security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■  Financial Services Industry Risk – The Fund invests in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Credit and liquidity enhancements are designed to help assure timely payment of a security and do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions. In addition, having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund

BofA Tax-Exempt Reserves

receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Tax-Exempt Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	2nd quarter 2007:	0.87%
Worst:	3rd quarter 2014:	0.00%

* Year-to-date return as of September 30, 2015: 0.00%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.00%	0.01%	1.11%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

BofA Treasury Reserves

Investment Objective

BofA Treasury Reserves (the Fund) seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Trust Class Shares
Management fees	0.25%
Distribution (Rule 12b-1) fees	0.00%
Other expenses	0.11%
Shareholder administration fee	0.10%
Other	0.01%
Total annual Fund operating expenses	0.36%
Fee waivers and/or reimbursements(a)(b)	-0.06%
Total annual Fund operating expenses after fee waivers and/or reimbursements	0.30%

(a)  BofA Advisors, LLC, the Fund's investment advisor (the Advisor) and administrator, has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

(b)  The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Fund's average daily net assets through December 31, 2016. The Advisor and BofA Distributors, Inc., the Fund's distributor (the Distributor), are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■  you invest $10,000 in Trust Class shares of the Fund for the periods indicated,

■  your investment has a 5% return each year, and

■  the Fund's total annual operating expenses remain the same as shown in the table on the previous page.

The fee waivers and/or reimbursements shown in the Annual Fund Operating Expense table on the previous page are only reflected for the length of the expense commitment in each of the time periods shown below.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$110	$196	$450

Remember this is an example only. Your actual costs may be higher or lower.

BofA Treasury Reserves

Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Fund intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

BofA Advisors, LLC, the Fund's investment advisor (the Advisor), evaluates a number of factors in identifying investment opportunities and constructing the Fund's portfolio. The Advisor considers, as relevant, local, national and global economic conditions, market conditions, interest rate movements, and other factors in connection with making investment decisions.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security, the creditworthiness of any entity that provides any supporting letter of credit, surety bond or other credit or liquidity enhancement for the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Fund seeks to maintain a constant net asset value of $1.00 per share.

The Advisor may sell an instrument before it matures in order to meet cash flow needs, to manage the portfolio's maturity, if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks

■  Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies in pursuit of the Fund's investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. Also, cash held by the Fund may adversely impact the Fund's yield.

■  Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor or the Advisor's affiliates, including Bank of America, N.A. and Bank of America Corporation (collectively, Bank of America), the Federal Deposit Insurance Corporation or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in rare instances in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose principal from their original investment. The net asset value of Fund shares could fall below $1.00 per share due to, among other things, defaults in portfolio securities of the Fund, significant interest rate increases or other disruptions in the normal operation of the markets in which the Fund buys and sells portfolio securities, significant redemption activity, or the Fund's receipt of income from portfolio securities that is insufficient to pay ongoing Fund operating expenses. If the net asset value of Fund shares were to fall below $1.00 per share, there is no assurance that Bank of America would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing securities from the Fund, making capital infusions into the Fund or taking other supportive actions.

■  Redemption Risk – The Fund may need to sell portfolio securities to meet shareholder redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if, for example, there is (i) significant redemption activity by shareholders, including, as an example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund also reserves the right to pay redemption proceeds with securities (a "redemption in-kind"). The Fund may, in circumstances, suspend redemptions or the payment of redemption proceeds when permitted by applicable rules and regulations.

BofA Treasury Reserves

■  Regulatory Risk – Changes in government regulations may adversely affect the value of a security held by the Fund. In 2010, the SEC adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. In addition, on July 23, 2014, the SEC adopted further amendments to money market regulation. The majority of these amendments take effect in 2016. At this time, the Fund's management is evaluating the implications of the reforms and their impact on the Fund, including potential effects on the Fund's operations and return.

■  Market Risk – Market risk refers to the possibility that the market values of portfolio securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Portfolio securities values may fall because of factors affecting individual issuers, companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of portfolio securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, longer term or low quality debt securities tend to have greater price volatility than the short term, high quality debt securities held by the Fund.

■  Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from the debt security or the ability of the Fund to realize the par value of the debt security upon its maturity but may affect the value of the Fund's shares prior to the maturity of such security if it is issued in a lower prevailing interest rate environment. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■  Credit Risk – Credit risk applies to all debt securities. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Historically, credit risk has been a limited factor for short-term obligations backed by the "full faith and credit" of the U.S. Government.

■  U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Under normal circumstances, the Fund purchases only U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. See ABOUT THE FUNDS' INVESTMENTS – Permissible Investments and Related Risks – U.S. Government and Related Obligations in the statement of additional information for more information.

■  Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements also may be viewed as loans made by the Fund. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of shares in the Fund to decline. Repurchase agreements are collateralized by the securities purchased by the Fund under the repurchase agreements, which may include securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds. The value of these securities may be more volatile or less liquid than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of the counterparty's default.

■  Dividends/Distributions Risk – The amount of income from portfolio securities could affect the Fund's ability to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions.

BofA Treasury Reserves

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The returns shown for periods prior to January 1, 2010 are the returns of Trust Class shares of Columbia Treasury Reserves, the predecessor to the Fund and a series of Columbia Funds Series Trust. The Fund's past performance is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%)
as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Trust Class shares has varied from year to year. For the Fund's current 7-day yield, call BofA Funds family of mutual funds (the BofA Funds) at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Best and Worst Quarterly Returns
During this Period

Best:	4th quarter 2006:	1.27%
Worst:	3rd quarter 2011:	0.00%

* Year-to-date return as of September 30, 2015: 0.01%

Average Annual Total Return as of December 31, 2014

	1 year	5 years	10 years
Trust Class Shares	0.01%	0.01%	1.37%

Investment Advisor

BofA Advisors, LLC

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation on page 68 of the prospectus.

Summary Information about Purchasing and Selling Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day that the Fund is open on the BofA Funds' website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. The minimum initial investment amount for Trust Class shares is $250,000. There is no minimum additional investment amount for Trust Class shares.

Tax Information

A Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Advisor and BofA Distributors, Inc. (the Distributor) – may pay the intermediary for the sale of Fund shares and related services (although payments for less than $25 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Additional Information About the Funds

This section includes additional information about the Funds' investment objectives and certain strategies and policies that the Funds may utilize in pursuit of their investment objectives, as well as additional related risks of the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain requirements on investments that are designed to help protect investors from risk of loss, but may also reduce a money market fund's yield potential. These requirements generally apply at the time an investment is made. The following identifies a number of the key requirements and recent regulatory developments affecting money market funds. The BofA Funds, like all money market funds:

■  generally may only invest in securities with remaining maturities of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturities to 397 days or less;

■  must maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and

■  must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.

For purposes of calculating dollar-weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating dollar-weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments; accordingly, the 120-day dollar-weighted average life limitation could serve to limit a Fund's ability to invest in adjustable rate securities.

For purposes of complying with Rule 2a-7 liquidity requirements, each taxable Fund is required to hold at least 10% of its total assets in "daily liquid assets" and each taxable and tax-exempt Fund is required to hold at least 30% of its total assets in "weekly liquid assets." Rule 2a-7 defines "daily liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. Rule 2a-7 defines "weekly liquid assets" as including (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of

60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Funds (except for the single state Funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

In light of the 2014 Rule 2a-7 amendments, each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. These Funds have elected not to be subject to liquidity fees and/or redemption gates.

Changing a Fund's Investment Objective and Policies

Each Fund's investment objective is to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves. BofA California Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Connecticut Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of

Additional Information About the Funds

liquidity. BofA Massachusetts Municipal Reserves' investment objective is to seek current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Municipal Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA New York Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. BofA Tax-Exempt Reserves' investment objective is to seek current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Each Fund's investment objective can be changed without shareholder approval. Certain of the Funds' investment policies also can be changed without shareholder approval unless otherwise stated in this prospectus or the statement of additional information (SAI). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Each Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed in the Principal Investment Strategies section of this prospectus, and the policy of each of BofA Government Plus Reserves to invest at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations and BofA Government Reserves to invest at least 80% of its net assets in U.S. Government obligations, can be changed by the BofA Funds' Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days prior written notice of the change, except that for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves such 80% investment requirement can only be changed with shareholder approval.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation of a Fund states that a percentage of the Fund's assets may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's acquisition of the security or asset.

Cybersecurity Risk

Cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodian, transfer agent, financial intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. Additional information about cybersecurity risk is set forth in the SAI.

Portfolio Holdings Disclosure

A description of the BofA Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund's complete portfolio holdings as of a month-end are disclosed no later than the fifth business day after such month-end on the BofA Funds' website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website for a period of not less than six months.

In addition, more current information concerning each Fund's portfolio holdings as of specified dates may also be disclosed on the BofA Funds' website, www.bofacapital.com.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash. A Fund may not achieve its investment objective while it is investing defensively.

Additional Information About the Funds

Mailings to Households

In order to reduce shareholder expenses, the BofA Funds will generally mail only one copy of a Fund's prospectus and each annual and semi-annual report to multiple accounts that share the same address, unless the account holders otherwise indicate. If you wish to receive additional copies of these documents, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors or, if your shares are held through a financial intermediary, contact your intermediary directly.

Management of the Funds

Primary Service Providers

The Advisor, which also serves as the Funds' administrator (the Administrator), and the Distributor, each an affiliate of Bank of America, currently provide key services to the BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America, N.A. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment advisor for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BofA Global Capital Management Group, LLC, the direct parent company of the Advisor, has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds' portfolio transactions. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds' investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual rate of the advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15	%*
BofA Cash Reserves	0.14	%*
BofA Connecticut Municipal Reserves	0.15	%*
BofA Government Plus Reserves	0.17	%*
BofA Government Reserves	0.15	%*
BofA Massachusetts Municipal Reserves	0.15	%*
BofA Money Market Reserves	0.11	%*
BofA Municipal Reserves	0.15	%*
BofA New York Tax-Exempt Reserves	0.15	%*
BofA Tax-Exempt Reserves	0.15	%*
BofA Treasury Reserves	0.15	%*

*  Except for BofA Government Plus Reserves, the Fund pays an investment advisory fee of 0.15% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. BofA Government Plus Reserves Fund pays an investment advisory fee of 0.18% of the Fund's average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with the Advisor is available in the Funds' semi-annual reports to shareholders for the fiscal period ended February 28, 2015.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds' operations, coordination of the Funds' service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. For the Funds' most recently completed fiscal year, the effective annual

Management of the Funds

rate of the administration fees paid to the Administrator by each Fund is shown in the following chart.

Annual Administration Fee,
as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.04	%*
BofA Cash Reserves	0.04	%*
BofA Connecticut Municipal Reserves	0.04	%*
BofA Government Plus Reserves	0.02	%*
BofA Government Reserves	0.04	%*
BofA Massachusetts Municipal Reserves	0.04	%*
BofA Money Market Reserves	0.04	%*
BofA Municipal Reserves	0.04	%*
BofA New York Tax-Exempt Reserves	0.04	%*
BofA Tax-Exempt Reserves	0.04	%*
BofA Treasury Reserves	0.04	%*

*  Except for BofA Government Plus Reserves, the Fund pays an administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $175 billion. BofA Government Plus Reserves Fund pays an administration fee of 0.067% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; and 0.02% of the Fund's average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, "Assets" are the sum of the net assets of the BofA Funds.

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates, including the Advisor, may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

Boston Financial Data Services, Inc., the Funds' transfer agent (the Transfer Agent), is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Expense Reimbursement Arrangements

The Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, fiduciary trust services, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■  compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of Fund shares;

■  the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  separate and potentially divergent management of the Funds and other funds and accounts advised/managed or serviced by the Advisor and other Bank of America affiliates;

■  regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed or serviced by them;

■  lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■  regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■  the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, a wholly owned retail broker/dealer of Bank of America;

■  the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■  the BofA Funds are offered as an investment option for a variety of cash "sweep" account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest may be highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

About Trust Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Trust Class shares. The Funds also offer other classes of shares through separate prospectuses. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Trust Class shares offered by this prospectus. Contact your financial advisor or the BofA Funds for more information about the Funds' share classes and how to choose among them.

Trust Class Shares
Eligible Investors and Minimum Initial Investment Amounts(a)

Trust Class shares are available to certain financial institutions and intermediaries for client accounts for which they act as fiduciary, agent, custodian or in a similar position and that receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund, including Bank of America and its affiliates.

The minimum initial investment amount for Trust Class shares is $250,000. There is no minimum additional investment amount for Trust Class shares.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges	none
Maximum Distribution and Service Fees	none
Maximum Shareholder Administration Fee	0.10%

(a)  See Investing with the BofA Funds for more details about the eligible investors and minimum initial investment amounts for this share class.

About Trust Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Trust Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible financial intermediaries a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible financial intermediaries for the shareholder administration services they provide. Because the fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to a Fund's Trust Class shares:

Shareholder Administration Fee

Trust Class	0.10%

The Funds will pay these fees to the Advisor, the Distributor and/or eligible financial intermediaries for as long as the shareholder administration plan for Trust Class shares continues. The BofA Funds may reduce or discontinue payments at any time.

About Trust Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon the average net assets of the BofA Funds attributable to that intermediary. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.01% and 0.13% annually based on the average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to intermediaries, including affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers' investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Funds – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

Investing with the BofA Funds

Eligibility to Buy Shares

The Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU). Additional information about foreign shareholders' eligibility to purchase and own Fund shares is set forth in the Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares section of the SAI.

The Funds, except for BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves and BofA New York Tax-Exempt Reserves (the State Tax-Free Funds), are available for purchase in all 50 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. The State Tax-Free Funds are only available for purchase in specific states and U.S. territories by investors residing in those particular states and U.S. territories as shown in the following chart. Please contact your financial intermediary or advisor regarding information about the ability to purchase a State Tax-Free Fund.

Fund	Registered States and U.S. Territories
BofA California Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, OH, OK, PA, UT, VA, VI, WY
BofA Connecticut Municipal Reserves	CA, CO, CT, FL, GA, GU, KY, LA, MA, MN, MT,NC, NH, NJ, NY, OH, OK, PA,
BofA Massachusetts Municipal Reserves	RI, UT, VA, VT, WY
BofA New York Tax-Exempt Reserves	CA, CO, FL, GA, GU, KY, LA, MN, MT, NC, NH, NJ, NY, OH, OK, PA, UT, VA, VI, WY

Trust Class shares are available to certain financial institutions and intermediaries for client accounts for which they act as fiduciary, agent, custodian or in a similar position and that receive shareholder administrative services directly or indirectly from an administration agent pursuant to an agreement with a Fund, including Bank of America and its affiliates.

Investment Minimums

The minimum initial investment amount for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy Trust Class shares. The Fund reserves the right to increase or decrease the minimum initial investment amount required to open an account.

Minimum Additional Investments

There is no minimum additional investment amount for Trust Class shares.

Investing with the BofA Funds

Share Price Determination

Each Fund seeks to maintain a constant net asset value (or NAV) of $1.00 per share, although the BofA Funds cannot guarantee that any Fund will be able to do so. The price you pay or receive when you buy, sell or exchange shares is a Fund's next determined NAV per share for a given share class. The BofA Funds calculate the NAV per share for Trust Class shares of the Funds at the following times each business day (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted below that occurs after the closing time):

BofA Municipal Reserves BofA Tax-Exempt Reserves	9:45 a.m., 11:00 a.m. and 12:00 noon Eastern time
BofA Government Reserves	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time
BofA Government Plus Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. Eastern time
BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time

NAV Calculation

Each of the Fund's share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In this regard, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for additional information.

Business Day

A business day is any day that the Federal Reserve Bank of New York, the New York Stock Exchange (NYSE) and the bond markets are open or any other day on which the BofA Funds voluntarily elect to open for business when the Federal Reserve Bank of New York and the bond markets are both open, even if the NYSE is closed. The BofA Funds reserve the right to close early on days (i) the Securities Industry and Financial Markets Association recommends that the bond markets close early, (ii) if the primary government securities dealers have closed early or (iii) preceding or following national holidays.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus and Veterans Day, whereas the NYSE is open. The NYSE is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Investing with the BofA Funds

Transaction Rules and Policies

You should ask your financial intermediary about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the BofA Funds may refuse any order to buy or exchange Fund shares. If this happens, the Transfer Agent will return any money received from you, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are only processed on business days. Orders can be effected by mail, telephone or electronic funds transfer or online. If your order is received in "good form" by the following times on a business day (unless a Fund closes early), you will receive the NAV per share next determined after your order is received (and in the case of purchases you will receive that day's dividends):

BofA California Tax-Exempt Reserves BofA Connecticut Municipal Reserves BofA Massachusetts Municipal Reserves BofA New York Tax-Exempt Reserves	11:30 a.m. Eastern time
BofA Municipal Reserves BofA Tax-Exempt Reserves	12:00 noon Eastern time
BofA Government Reserves	2:30 p.m. Eastern time
BofA Government Plus Reserves	4:00 p.m. Eastern time
BofA Cash Reserves BofA Money Market Reserves BofA Treasury Reserves	5:00 p.m. Eastern time

Although the Funds each seek to maintain a constant NAV of $1.00 per share, the BofA Funds cannot guarantee that any Fund will be able to do so.

"Good Form"

A purchase order is in "good form" if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order and the Transfer Agent has received full payment for your order. A sell order is deemed to be in "good form" if the Transfer Agent or your financial intermediary has all the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that (i) your letter has complete instructions and includes the signatures of all account owners, (ii) you have obtained a Medallion Signature Guarantee (as described below) for transaction amounts greater than $100,000, (iii) there are no transaction limitations on your account, (iv) there are no outstanding claims against your account and (v) you have completed and attached any other required documents. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Medallion Signature Guarantee

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The financial intermediary providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks such as Bank of America, N.A., credit unions and broker/dealers – that participates in one of three Medallion Signature Guarantee programs recognized by the SEC. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

A Medallion Signature Guarantee is required if:

■  The amount of the transaction is equal to or greater than $100,000.

■  You want a check for sales proceeds made payable to someone other than the registered account owner(s).

■  Your address of record has changed within the last 30 days.

■  You want a check mailed to an address other than the address of record.

■  You want the sales proceeds sent to a bank account not on record.

■  You are the beneficiary of the account and the account owner is deceased (additional documents also may be required).

Customer Identification and AML Program

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

Investing with the BofA Funds

In order to open an account, the BofA Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number (TIN). If you fail to provide the appropriate information, the BofA Funds may need to delay the date of your purchase or reject your application and all monies received to open your account will be returned to you. As a result, it is very important that the application be filled out completely in order to open an account. The BofA Funds shall not be held liable for any loss resulting from a purchasing delay, application rejection or account closure due to a failure to provide proper identifying information.

After your account is opened, the BofA Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the BofA Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the BofA Funds determine that they are unable to verify your identity.

Additionally, the BofA Funds are required to comply with various anti-money laundering laws and regulations. If at any time the BofA Funds believe that a shareholder may be involved in suspicious, fraudulent or illegal activity, the BofA Funds may be required to file a report with a government agency and may not be permitted to inform the shareholder that it has taken this action. In addition, the BofA Funds may decide to "freeze" or close a shareholder's account. If certain account information matches information on government lists of known terrorists or other suspicious persons, the BofA Funds may be required to block or freeze funds in the shareholder's account and to report this action to a government agency.

Excessive Trading Practices

The Funds are designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, since frequent purchases and sales of Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the BofA Funds reserve the right, but have no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum initial investment amounts), the BofA Funds have no limits on buy or exchange transactions. The BofA Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Small Account Policy – Accounts Below $1,000

The BofA Funds may automatically sell your shares if the value of your account (treating each account of a Fund you own separately from any other account of another Fund you may own) falls below $1,000. If your shares are sold, the Transfer Agent will remit the sales proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares with another Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent by calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors, review our website at www.bofacapital.com or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $1,000 is expected to take place in the fourth quarter of each calendar year.

The BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements authorized by you, and under certain other circumstances allowed under the 1940 Act.

Exceptions to the Above Small Account Policy

The automatic sale of shares of accounts under $1,000 described previously does not apply to shareholders holding their shares through broker/dealer networked accounts; omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $1,000 also does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer Accounts

The BofA Funds may automatically redeem in the fourth quarter of each calendar year broker/dealer networked accounts that have account balances of $100 or less.

Large Transactions

To facilitate the efficient management of the Funds, shareholders are strongly urged to initiate all trades (investments, exchanges, or redemptions of shares) as early in the day as possible. Please notify a

Investing with the BofA Funds

Fund's Transfer Agent at least one day in advance of transactions in excess of $25 million.

Opening an Account and Placing Orders

The BofA Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. Once you have an account you can also communicate your orders directly to the Transfer Agent by mail or telephone or online as described below.

Written Orders

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O Box 8026 (institutional investors), Boston, MA 02266-8723 (regular mail) or BofA Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton MA 02021 (overnight mail).

Telephone Orders

Once you have an account, you may place orders to buy, sell or exchange shares of the BofA Funds by telephone. To place orders by telephone, call 888.331.0904 for individual investors or 800.353.0828 for institutional investors. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to $100,000 of shares per day via the telephone. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you have selected this account option.

Telephone orders may not be as secure as written orders. The BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, the BofA Funds require proof of your identification before they will act on instructions received by telephone and record telephone conversations. However, the BofA Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Orders

Once you have an account, contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker/dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts.

You can sell up to $100,000 shares of a Fund online at www.bofacapital.com on a business day if you qualify for internet orders.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to a Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Trust Class shares of a Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. For purchases by Fedwire, the BofA Funds must receive your payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If the BofA Funds receive payment after this time, generally they will cancel the order and return any payment received for the order. If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. The BofA Funds have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Investing with the BofA Funds

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028 DDA 99058224
For further credit to:	[Shareholder Name] [Existing BofA Funds Account No.] [BofA Fund Name]

Electronic Funds Transfer

You may buy Trust Class shares of a Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Other Purchase Rules You Should Know

■  All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

■  The BofA Funds and the Distributor reserve the right to revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by law and the rules of the SEC.

■  You buy Trust Class shares at NAV per share.

■  Financial intermediaries are responsible for sending your buy orders to the Transfer Agent and ensuring that the BofA Funds receive your order in "good form".

■  The BofA Funds reserve the right to cancel your order if the Transfer Agent does not receive payment within three business days of receiving your buy order. The Transfer Agent will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■  The BofA Funds will not pay dividends on shares until payment for such shares has been received by the Transfer Agent.

■  The BofA Funds may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

■  You may only purchase shares of a Fund that is legally offered and sold in your state of residence. Not all of the Funds are available for purchase in all states, including specifically, the State Tax-Free Funds. See Investing with the BofA Funds – Eligibility to Buy Shares for more information.

■  Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

■  If you claim that you are eligible to purchase shares of a Fund for less than the minimum initial investment amount you must demonstrate such eligibility.

Selling Shares

When you sell your shares, a Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Trust Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in "good form" prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Trust Class shares of a Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904 for individual investors or 800.353.0828 for institutional investors. It may take up to three business days for the sales proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms to effect an electronic funds transfer.

Checkwriting Service

You can sell your shares and withdraw money from a Fund using the BofA Funds' free checkwriting service. Contact the BofA Funds at 888.331.0904 for individual investors or 800.353.0828 for institutional investors or your financial advisor to set up the service. Each check you write must be for a minimum of $250, but cannot be for more than $100,000. You can only use checks to make partial redemptions; you cannot use a check to make a full redemption of the shares you hold in a Fund. Shares you sell by writing a check are

Investing with the BofA Funds

eligible to receive distributions up to the day the Funds' custodian receives the check for payment. The BofA Funds can change or cancel this service by giving you 30 days' notice in writing.

Other Redemption Rules You Should Know

■  If an amount which you have elected to receive by check (e.g., dividends, distributions or redemption proceeds) is returned to the Transfer Agent as undeliverable or remains uncashed for more than 120 days, the BofA Funds will change the distribution option on your account to reflect automatic reinvestment of dividends/distributions and the check will automatically be reinvested into your account. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed checks prior to reinvestment.

■  If you sell your shares directly through the BofA Funds, the Transfer Agent will normally send the sale proceeds by mail or electronically transfer them to your bank account within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you sell your shares through a financial intermediary, the Transfer Agent will normally send the sale proceeds by Fedwire within one business day after the Transfer Agent or your financial intermediary receives your order in "good form".

■  If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■  The BofA Funds will normally process redemptions on the same business day they receive them in "good form", although the BofA Funds can delay payment of sale proceeds for up to seven days and also may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed for trading or trading is restricted, an emergency exists (as determined by the SEC) which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable, the SEC, by order, permits the suspension of the right of redemption or, in certain limited circumstances, a Fund's Board approves the liquidation of the Fund.

■  The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances, including, but not limited to: the time that the request is made; the volume of redemption requests; and purchase orders and general market conditions. Therefore, it could take 60 minutes or more beyond the applicable NAV calculation time before wire redemption proceeds are released. It is important to note that redemption orders placed later in the day, especially between 3:00-5:00 p.m. Eastern time will be processed by BofA Funds, but your bank account may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by BofA Funds and a redemption wire has been initiated, neither BofA Funds nor the Transfer Agent will assume any responsibility for the performance of your receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

■  Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■  Also keep in mind the BofA Funds' Small Account Policy.

Exchanging Shares

You can generally sell shares of one Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Fund into which you are exchanging.

Other Exchange Rules You Should Know

■  You can generally make exchanges between like share classes of any Fund.

■  The rules for buying shares of a Fund generally apply to exchanges into that Fund.

■  Exchanges are made at NAV.

■  You may make exchanges only into a Fund that is legally offered and sold in your state of residence.

■  You generally may make and exchange only into a Fund that is accepting investments.

■  The BofA Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for material change or cancellation).

Investing with the BofA Funds

Privacy Policy

The BofA Funds have a policy designed to protect the privacy of your personal information. A copy of the BofA Funds' privacy notice was given to you at the time you opened your account. The BofA Funds will send you a copy of the privacy notice each year.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■  It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds.

■  A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you will earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you will normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing the BofA Funds at the address on the back cover, or by calling us at 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards may be subject to substantial limitations and capital loss carryforwards with respect to taxable years beginning on or before December 22, 2010 generally expire after eight taxable years.

Taxes and Your Investment

The Funds will send you a statement each year showing how much you have received in distributions in the prior year and the distributions' character for federal income tax purposes. Each Fund expects that distributions will consist primarily of ordinary income, except BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, which expect that distributions will consist

Distributions and Taxes

primarily of exempt-interest dividends. In addition, you should be aware of the following:

■  Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in fund level taxation on its taxable income, and, consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from federal income tax and instead, in general, would be taxable to you as ordinary income or qualified dividend income.

■  To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■  For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state's individual income tax.

■  Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■  Distributions of the Funds' ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■  If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. Qualified dividend income is income attributable to a Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■  The maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) is 20%.

■  For taxable years beginning on or after January 2, 2013, certain high-income individuals, trusts and estates are subject to a 3.8% Medicare contribution tax on taxable distributions from the Funds and any gain from the sale of Fund shares.

■  As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■  Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Trust Class shares of BofA Connecticut Municipal Reserves and BofA Massachusetts Reserves were first offered on July 18, 2012.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, is included in the Fund's annual report. The independent registered public accounting firm's report and the Funds' financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	—	(a)	—	(a)	0.001
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	0.001
Less Distributions to Shareholders:
From Net Investment Income	—		— (a)	—	(a)	—	(a)	(0.001)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.01%	0.00	%(e)	0.05%		0.06%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.43%		0.41%	0.42%		0.41%		0.40%
Net Expenses	0.09%		0.11%	0.18	%(f)	0.22	%(f)	0.28	%(f)
Waiver/Reimbursement	0.34%		0.30%	0.24%		0.19%		0.12%
Net Investment Income	—		—	—	%(e)(f)	—	%(e)(f)	0.02	%(f)
Net Assets, End of Period (000s)	$331,523		$287,477	$322,559		$372,451		$381,369

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Cash Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—	(a)	—	(a)	0.001		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	0.001		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	(0.001)		—	(a)
Increase from Contribution from Advisor	—	(a)	—	(a)	—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01	%(d)	0.01%		0.06%		0.02%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.37%		0.38%		0.37%		0.38%		0.38%
Net Expenses	0.23%		0.22%		0.28	%(e)	0.30	%(e)	0.29	%(e)
Waiver/Reimbursement	0.14%		0.16%		0.09%		0.08%		0.09%
Net Investment Income	—		—	%(f)	0.01	%(e)	0.06	%(e)	0.02	%(e)
Net Assets, End of Period (000s)	$510,726		$531,213		$650,870		$736,836		$754,638

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Financial Highlights

BofA Connecticut Municipal Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(b)	—
Net Realized Gain (Loss) on Investments	—	(b)	—	(b)	—		—
Total from Investment Operations	—	(b)	—	(b)	—	(b)	—
Less Distributions to Shareholders:
From Net Investment Income	—		—	(b)	—	(b)	—
From Net Realized Gains	—	(b)	—		—		—
Total Distributions to Shareholders	—	(b)	—	(b)	—	(b)	—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.02%		0.02%		0.03%		0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.77%		0.71%		0.74%		0.60	%(e)
Net Expenses	0.11%		0.14%		0.20	%(f)	0.23	%(e)(f)
Waiver/Reimbursement	0.66%		0.57%		0.54%		0.37	%(e)
Net Investment Income	—		—		—	%(f)(g)	—	%(f)
Net Assets, End of Period (000s)	$291		$485		$145		$100

Past performance is no guarantee of future results.

(a)  Trust Class shares commenced operations on July 18, 2012. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Financial Highlights

BofA Government Plus Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—		—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.04%		0.04%		0.02%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.38%		0.40%		0.44%		0.43%		0.41%
Net Expenses	0.08%		0.06%		0.15	%(e)	0.16	%(e)	0.19	%(e)
Waiver/Reimbursement	0.30%		0.34%		0.29%		0.27%		0.22%
Net Investment Income	0.04%		0.04%		0.02	%(e)	0.01	%(e)	—	%(e)
Net Assets, End of Period (000s)	$32,432		$38,864		$62,033		$62,270		$82,047

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Government Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Increase from Contribution from Advisor	—	(a)	—	—		—		—
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01	%(d)	0.01%	0.01%		0.00	%(e)	0.00	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.36%		0.37%	0.37%		0.37%		0.36%
Net Expenses	0.08%		0.08%	0.11	%(f)	0.11	%(f)	0.15	%(f)
Waiver/Reimbursement	0.28%		0.29%	0.26%		0.26%		0.21%
Net Investment Income	0.01%		0.01%	0.01	%(f)	—	%(e)(f)	—	%(e)(f)
Net Assets, End of Period (000s)	$1,680,174		$1,733,185	$1,799,454		$1,924,215		$1,809,236

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Massachusetts Municipal Reserves – Trust Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012(a)
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—		—
Net Realized Gain (Loss) on Investments	—	—	(b)	—	(b)	—
Total from Investment Operations	—	—	(b)	—	(b)	—
Less Distributions to Shareholders:
From Net Investment Income	—	—	(b)	—	(b)	—
From Net Realized Gains	— (b)	—	(b)	—		—
Total Distributions to Shareholders	— (b)	—	(b)	—	(b)	—
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00
Total Return(c)(d)	0.01%	0.02%		0.02	%(e)	0.00%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.55%	0.52%		0.53%		0.48	%(f)
Net Expenses	0.11%	0.14%		0.17	%(g)(h)	0.23	%(f)(h)
Waiver/Reimbursement	0.44%	0.38%		0.36%		0.25	%(f)
Net Investment Income	—	—		—	%(h)	—	%(h)
Net Assets, End of Period (000s)	$5,900	$1,281		$4,813		$100

Past performance is no guarantee of future results.

(a)  Trust Class shares commenced operations on July 18, 2012. Per share data and total return reflect activity from that date.

(b)  Rounds to less than $0.001 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Annualized.

(g)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Money Market Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—		—		—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.01%		0.04%		0.02%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.37%
Net Expenses	0.23%		0.21%		0.27	%(e)	0.30	%(e)	0.29	%(e)
Waiver/Reimbursement	0.13%		0.15%		0.09%		0.06%		0.08%
Net Investment Income	—		—		0.01	%(e)	0.04	%(e)	0.02	%(e)
Net Assets, End of Period (000s)	$233,973		$105,603		$70,331		$83,572		$111,876

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Municipal Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	—		—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	— (a)	—	(a)	—		—
Total from Investment Operations	—	(a)	— (a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.00%	0.04	%(d)	0.01%		0.05%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.40%		0.39%	0.38%		0.37%		0.37%
Net Expenses	0.13%		0.16%	0.22	%(e)	0.28	%(e)	0.29	%(e)
Waiver/Reimbursement	0.27%		0.23%	0.16%		0.09%		0.08%
Net Investment Income	—	%(f)	—	—	%(e)	0.01	%(e)	0.05	%(e)
Net Assets, End of Period (000s)	$603,772		$531,331	$617,909		$531,446		$551,600

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Financial Highlights

BofA New York Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2015	Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	—		—		0.001		—	(a)
Net Realized Gain (Loss) on Investments	—	—	(a)	—	(a)	—	(a)	—
Total from Investment Operations	—	—	(a)	—	(a)	0.001		—	(a)
Less Distributions to Shareholders:
From Net Investment Income	— (a)	—	(a)	—	(a)	(0.001)		—	(a)
From Net Realized Gains	— (a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	— (a)	—	(a)	—	(a)	(0.001)		—	(a)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%	0.01%		0.01%		0.05%		0.05%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.44%	0.44%		0.44%		0.43%		0.45%
Net Expenses	0.12%	0.15%		0.21	%(d)	0.26	%(d)	0.29	%(d)
Waiver/Reimbursement	0.32%	0.29%		0.23%		0.17%		0.16%
Net Investment Income	—	—		—	%(d)	—	%(d)(e)	0.05	%(d)
Net Assets, End of Period (000s)	$211,797	$197,297		$213,347		$259,254		$294,169

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

Financial Highlights

BofA Tax-Exempt Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—		—		—	(a)	—		—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
From Net Realized Gains	—	(a)	—		—		—	(a)	—	(a)
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.02%		0.02%
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.37%		0.37%		0.37%		0.37%		0.37%
Net Expenses	0.08%		0.11%		0.17	%(e)	0.21	%(e)	0.28	%(e)
Waiver/Reimbursement	0.29%		0.26%		0.20%		0.16%		0.09%
Net Investment Income	—		—		—	%(d)(e)	—	%(e)	0.02	%(e)
Net Assets, End of Period (000s)	$2,746,541		$2,821,151		$2,719,857		$2,834,101		$3,058,369

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

Financial Highlights

BofA Treasury Reserves – Trust Class Shares

	Year Ended August 31, 2015		Year Ended August 31, 2014		Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized Gain (Loss) on Investments	—	(a)	—	(a)	—	(a)	—		—
Total from Investment Operations	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Less Distributions to Shareholders:
From Net Investment Income	—	(a)	—	(a)	—	(a)	—	(a)	—
From Net Realized Gains	—	(a)	—	(a)	—		—	(a)	—
Total Distributions to Shareholders	—	(a)	—	(a)	—	(a)	—	(a)	—
Increase from Contribution from Advisor	—		—		—		—		—	(a)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.01%		0.01%		0.01%		0.01%		0.00	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.36%
Net Expenses	0.06	%(e)	0.06%		0.12	%(f)	0.11	%(f)	0.15	%(f)
Waiver/Reimbursement	0.30%		0.30%		0.24%		0.25%		0.21%
Net Investment Income	0.01%		0.01%		0.01	%(f)	—	%(f)(g)	—	%(f)(g)
Net Assets, End of Period (000s)	$582,593		$482,914		$462,604		$444,576		$478,302

Past performance is no guarantee of future results.

(a)  Rounds to less than $0.001 per share.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The Fund received a capital contribution from the investment advisor which had an impact of less than 0.01% on total return.

(e)  The expense ratio shown does not correspond with the relative expense structure of the share class for the period due to the timing of subscriptions and redemptions of shares, fluctuating yields of the portfolio as well as yield floor expense reimbursements made to the share class.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Trust Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The historical return for each Fund may be higher or lower than 5% and, for money market funds, is typically less than 5% at present. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Each Fund's returns, as well as its fees and expenses, may fluctuate over time, and your actual investment returns and total fees and expenses may be higher or lower than those shown in the charts.

BofA California Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.43%	9.48%	$10,948.48	$46.05
3	15.76%	0.43%	14.49%	$11,448.82	$48.15
4	21.55%	0.43%	19.72%	$11,972.04	$50.35
5	27.63%	0.43%	25.19%	$12,519.16	$52.66
6	34.01%	0.43%	30.91%	$13,091.28	$55.06
7	40.71%	0.43%	36.90%	$13,689.55	$57.58
8	47.75%	0.43%	43.15%	$14,315.17	$60.21
9	55.13%	0.43%	49.69%	$14,969.37	$62.96
10	62.89%	0.43%	56.53%	$15,653.47	$65.84
Total Gain After Fees & Expenses				$5,653.47
Total Annual Fees & Expenses					$529.57

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Cash Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees & Expenses				$5,734.49
Total Annual Fees & Expenses					$461.15

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Connecticut Municipal Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.78%	9.12%	$10,911.83	$83.39
3	15.76%	0.78%	13.72%	$11,372.31	$86.91
4	21.55%	0.78%	18.52%	$11,852.23	$90.58
5	27.63%	0.78%	23.52%	$12,352.39	$94.40
6	34.01%	0.78%	28.74%	$12,873.66	$98.38
7	40.71%	0.78%	34.17%	$13,416.93	$102.53
8	47.75%	0.78%	39.83%	$13,983.12	$106.86
9	55.13%	0.78%	45.73%	$14,573.21	$111.37
10	62.89%	0.78%	51.88%	$15,188.20	$116.07
Total Gain After Fees & Expenses				$5,188.20
Total Annual Fees & Expenses					$921.20

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.38%	9.54%	$10,953.71	$40.71
3	15.76%	0.38%	14.60%	$11,459.78	$42.59
4	21.55%	0.38%	19.89%	$11,989.22	$44.55
5	27.63%	0.38%	25.43%	$12,543.12	$46.61
6	34.01%	0.38%	31.23%	$13,122.61	$48.76
7	40.71%	0.38%	37.29%	$13,728.88	$51.02
8	47.75%	0.38%	43.63%	$14,363.15	$53.37
9	55.13%	0.38%	50.27%	$15,026.73	$55.84
10	62.89%	0.38%	57.21%	$15,720.96	$58.42
Total Gain After Fees & Expenses				$5,720.96
Total Annual Fees & Expenses					$472.58

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03
Total Annual Fees & Expenses					$449.73

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Massachusetts Municipal Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.56%	9.35%	$10,934.87	$59.93
3	15.76%	0.56%	14.20%	$11,420.38	$62.59
4	21.55%	0.56%	19.27%	$11,927.44	$65.37
5	27.63%	0.56%	24.57%	$12,457.02	$68.28
6	34.01%	0.56%	30.10%	$13,010.11	$71.31
7	40.71%	0.56%	35.88%	$13,587.76	$74.47
8	47.75%	0.56%	41.91%	$14,191.06	$77.78
9	55.13%	0.56%	48.21%	$14,821.14	$81.23
10	62.89%	0.56%	54.79%	$15,479.20	$84.84
Total Gain After Fees & Expenses				$5,479.20
Total Annual Fees & Expenses					$676.51

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03
Total Annual Fees & Expenses					$449.73

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Municipal Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.40%	9.52%	$10,951.62	$42.84
3	15.76%	0.40%	14.55%	$11,455.39	$44.81
4	21.55%	0.40%	19.82%	$11,982.34	$46.88
5	27.63%	0.40%	25.34%	$12,533.53	$49.03
6	34.01%	0.40%	31.10%	$13,110.07	$51.29
7	40.71%	0.40%	37.13%	$13,713.14	$53.65
8	47.75%	0.40%	43.44%	$14,343.94	$56.11
9	55.13%	0.40%	50.04%	$15,003.76	$58.70
10	62.89%	0.40%	56.94%	$15,693.93	$61.40
Total Gain After Fees & Expenses				$5,693.93
Total Annual Fees & Expenses					$495.42

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.44%	9.47%	$10,947.43	$47.12
3	15.76%	0.44%	14.47%	$11,446.63	$49.27
4	21.55%	0.44%	19.69%	$11,968.60	$51.51
5	27.63%	0.44%	25.14%	$12,514.37	$53.86
6	34.01%	0.44%	30.85%	$13,085.02	$56.32
7	40.71%	0.44%	36.82%	$13,681.70	$58.89
8	47.75%	0.44%	43.06%	$14,305.59	$61.57
9	55.13%	0.44%	49.58%	$14,957.92	$64.38
10	62.89%	0.44%	56.40%	$15,640.00	$67.32
Total Gain After Fees & Expenses				$5,640.00
Total Annual Fees & Expenses					$540.95

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees & Expenses				$5,734.49
Total Annual Fees & Expenses					$461.15

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03
Total Annual Fees & Expenses					$449.73

(a)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Notes

Notes

Notes

Advisory services are provided to the Funds by BofA Advisors, LLC, and securities are offered to investors through BofA Distributors, Inc., both nonbank subsidiaries of

BofA Funds

Trust Class Shares

Prospectus, January 1, 2016

For More Information

You will find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail:

Regular

BofA Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8723 (individual investors)
P.O. Box 8026 (institutional investors)
Boston, MA 02266-8723

Overnight

BofA Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

By Telephone: 888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

© 2016 Bank of America Corporation. All rights reserved. 100 Federal Street, Boston, MA 02110
888.331.0904 (individual investors) or
800.353.0828 (institutional investors)
www.bofacapital.com

PRO-TRT-0116

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Fund Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

BofA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2016

Fund

BofA California Tax-Exempt Reserves
Adviser Class Shares: NARXX	Capital Class Shares: NCAXX	Daily Class Shares: NADXX
Institutional Class Shares: NCTXX	Investor Class Shares: CFTXX	Liquidity Class Shares: CCLXX
Trust Class Shares: NATXX
BofA Cash Reserves
Adviser Class Shares: NCRXX	Capital Class Shares: CPMXX	Daily Class Shares: NSHXX
Institutional Capital Shares: BOIXX	Institutional Class Shares: NCIXX	Investor Class Shares: PCMXX
Investor II Class Shares: NPRXX	Liquidity Class Shares: NCLXX	Marsico Shares: NMOXX
Trust Class Shares: NRSXX
BofA Connecticut Municipal Reserves
Capital Class Shares: BOCXX	Investor Class Shares: BONXX	Trust Class Shares: BCRXX
BofA Government Plus Reserves
Adviser Class Shares: GGCXX	Capital Class Shares: GIGXX	Daily Class Shares: BOTXX
Institutional Capital Shares: CVTXX	Institutional Class Shares: CVIXX	Investor Class Shares: BOPXX
Investor II Class Shares: BOGXX	Liquidity Class Shares: CLQXX	Trust Class Shares: CGPXX
BofA Government Reserves
Adviser Class Shares: NGRXX	Capital Class Shares: CGCXX	Daily Class Shares: NRDXX
Institutional Capital Shares: CGGXX	Institutional Class Shares: NVIXX	Investor Class Shares: PGHXX
Investor II Class Shares: NGAXX	Liquidity Class Shares: NGLXX	Trust Class Shares: NGOXX
BofA Massachusetts Municipal Reserves
Capital Class Shares: BOMXX	Investor Class Shares: BOSXX	Trust Class Shares: BMMXX
BofA Money Market Reserves
Adviser Class Shares: NRAXX	Capital Class Shares: NMCXX	Institutional Capital Shares: CVGXX
Institutional Class Shares: NRIXX	Liquidity Class Shares: NRLXX	Trust Class Shares: NRTXX
BofA Municipal Reserves
Adviser Class Shares: NMRXX	Capital Class Shares: CAFXX	Daily Class Shares: NMDXX
Institutional Capital Shares: BORXX	Institutional Class Shares: NMIXX	Investor Class Shares: PHPXX
Liquidity Class Shares: NMLXX	Trust Class Shares: NMSXX
BofA New York Tax-Exempt Reserves
Capital Class Shares: NNYXX	Institutional Class Shares: NYIXX	Investor Class Shares: BOYXX
Trust Class Shares: NYRXX
BofA Tax-Exempt Reserves
Adviser Class Shares: NTAXX	Capital Class Shares: NRCXX	Daily Class Shares: NEDXX
Institutional Capital Shares: CXGXX	Institutional Class Shares: NEIXX	Investor Class Shares: NECXX
Liquidity Class Shares: NELXX	Trust Class Shares: NTXXX
BofA Treasury Reserves
Adviser Class Shares: NTRXX	Capital Class Shares: CPLXX	Daily Class Shares: NDLXX
Institutional Capital Shares: BOUXX	Institutional Class Shares: NTIXX	Investor Class Shares: PHGXX
Investor II Class Shares: NTSXX	Liquidity Class Shares: NTLXX	Trust Class Shares: NTTXX

This SAI is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds' prospectuses dated January 1, 2016. The most recent annual reports for the Funds, which include the Funds' audited financial statements dated August 31, 2015, are incorporated by reference into this SAI.

Copies of the Funds' current prospectuses and annual and semi-annual reports may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723, by calling BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or by visiting the BofA Funds' website at www.bofacapital.com.

SAI-0116

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SAI PRIMER

The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.bofacapital.com, or by accessing the SEC's website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•  the organization of the Trust;

•  the Funds' investments;

•  the Funds' investment advisor and other service providers, including roles and relationships of Bank of America and its affiliates, and potential conflicts of interest;

•  the governance of the Funds;

•  the Funds' brokerage practices;

•  the share classes offered by the Funds;

•  the purchase, redemption and pricing of Fund shares; and

•  the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	BofA Advisors, LLC
Advisor	BofA Advisors, LLC
BANA	Bank of America, N.A.
Bank of America	Bank of America Corporation
Board	The Trust's Board of Trustees
BofA Funds or BofA Funds Family	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor
California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves
Cash Reserves	BofA Cash Reserves
CFST Predecessor Funds

Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves and Columbia Treasury Reserves, all of which were series of the CFST Predecessor Trust

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Glossary

CFST Predecessor Trust	Columbia Funds Series Trust
Code	Internal Revenue Code of 1986, as amended
Code of Ethics	The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex

The mutual fund complex that is comprised of the open-end investment management companies advised by Columbia Management Investment Advisers, LLC or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., and prior to January 1, 2010 included the CFST Predecessor Funds

Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves
Custodian or State Street	State Street Bank and Trust Company
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor
FDIC	Federal Deposit Insurance Corporation
Financial Intermediary(ies)

A broker/dealer, bank, registered investment advisor, third-party administrator or any other financial institution or party having a selling, shareholder servicing or any similar agreement with the Transfer Agent, the Distributor and/or their affiliates

Fitch	Fitch, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust
GNMA	Government National Mortgage Association
Government Plus Reserves	BofA Government Plus Reserves
Government Reserves	BofA Government Reserves
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Money Market Reserves	BofA Money Market Reserves
Moody's	Moody's Investors Service, Inc.
Municipal Reserves	BofA Municipal Reserves
New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves
Non-Interested Trustee	A Trustee of the Board who is not an "interested person" (as defined in the 1940 Act) of the Funds
NRSRO	Nationally recognized statistical ratings organization (such as Moody's, Fitch or S&P)
REMIC	Real Estate Mortgage Investment Conduit
S&P

Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The BofA Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the BofA Funds).

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Glossary

SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Tax-Exempt Reserves	BofA Tax-Exempt Reserves
Transfer Agency Agreement	The transfer, dividend disbursing and shareholders' servicing agent agreement between the Trust, on behalf of the Funds, and the Transfer Agent
Transfer Agent	Boston Financial Data Services, Inc.
Treasury Reserves	BofA Treasury Reserves
The Trust	BofA Funds Series Trust, the registered investment company in the BofA Funds Family to which this SAI relates
Trustee(s)	One or more of the Board's Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 19, 2009. On December 31, 2009, each Fund acquired all assets and assumed all liabilities of its corresponding CFST Predecessor Fund. Prior to December 31, 2009, each CFST Predecessor Fund was a series of the CFST Predecessor Trust, which was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. For periods prior to and including December 31, 2009, the performance and financial information shown for each Fund is the performance and financial information of the corresponding CFST Predecessor Fund.

On or about May 1, 2010, the respective names of the BofA Funds were changed as follows: Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves, Columbia Cash Reserves to BofA Cash Reserves, Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves, Columbia Government Plus Reserves to BofA Government Plus Reserves, Columbia Government Reserves to BofA Government Reserves, Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves, Columbia Money Market Reserves to BofA Money Market Reserves, Columbia Municipal Reserves to BofA Municipal Reserves, Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves and Columbia Treasury Reserves to BofA Treasury Reserves.

Each Fund represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves is an open-end, non-diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

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ABOUT THE FUNDS' INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund's total assets) and related principal investment risks for each Fund are discussed in each Fund's prospectuses.

Certain Investment Activity Limits

From time to time, each Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed with only Board approval and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset. Accordingly, a Fund's actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.  Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2.  Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.  Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.  Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to Cash Reserves and Money Market Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

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5.  Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.  Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.  Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.  Under normal circumstances,

•  Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•  Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•  California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state's individual income tax.

•  Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax ("Massachusetts Municipal Securities").

•  Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.  The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.  Each Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.  The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.  California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

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5.  To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund's prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund's prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund's prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund's total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth in the table below. Each Fund's investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are each money market funds, each Fund's investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Plus Reserves	Government Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities	✓	✓	✓			✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓			✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓			✓	✓	✓	✓	✓
Derivatives	✓	✓	✓			✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓			✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓*		✓	✓	✓	✓	✓	✓*
Investments in Other Investment Companies	✓	✓	✓			✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓
Pay-in-Kind Securities	✓	✓	✓			✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓			✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓

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Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Plus Reserves	Government Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Reverse Repurchase Agreements	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

*  The only type of illiquid security in which each of Government Plus Reserves and Treasury Reserves is permitted to invest is a term repurchase agreement that matures in more than 7 days.

Government Money Market Funds

Each of BofA Government Plus Reserves, BofA Government Reserves and BofA Treasury Reserves intends to be a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. A "government money market fund" is required to invest at least 99.5% of its total assets in cash; securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or repurchase agreements that are collateralized fully, and is exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. The Fund has elected not to be subject to liquidity fees and/or redemption gates.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including, for example, investing more than 10% of the Fund's total assets in a type of security identified above that the Fund does not invest in as part of its principal investment strategies and/or holding a substantial portion of the Fund's total assets in uninvested cash. Each Fund may not achieve its investment objective while it is investing defensively.

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders.

Investments in asset-backed securities are subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than

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expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker's acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers' acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. The investment risks associated with investing in bank obligations issued by a foreign branch of a domestic bank are the same as those of investing in obligations issued by the domestic parent to the extent the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its obligations for any reason.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participation and other interests in bank loans.

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Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds' procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes' maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN's credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

Derivatives are financial instruments whose values are based on (or "derived" from) traditional securities, assets, reference rates or market indices. Some forms of derivatives are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Derivatives afford leverage and, when used properly, can enhance returns. A Fund, as applicable, may use, subject to the limitations of Rule 2a-7 under the 1940 Act, derivatives traded on regulated exchanges to: (i) enhance its return; and (ii) manage the effective maturity or duration of its portfolio. A Fund's use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.

Foreign Securities

As money market funds, Cash Reserves' and Money Market Reserves' investments in foreign securities may include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are "foreign" based on the consideration of an issuer's domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Investing in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic

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issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Illiquid Securities

Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a Fund. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Consistent with Rule 2a-7 requirements, each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund's compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

Pursuant to Rule 2a-7, a Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act. In addition, each Fund is required to make investments in accordance with SEC rules and regulations that set forth the liquidity requirements for money market funds, including the requirements that a portion of a fund's total assets must convert to cash in one business day and a portion of a fund's total assets must convert to cash in five business days.

The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund's portfolio also may impact the Fund's ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated BofA Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

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Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories (for example, Guam and Puerto Rico) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including "general obligation" bonds and other securities and "revenue" bonds and other securities. General obligation bonds are secured by the issuer's full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include "moral obligation" securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

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Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation ordinarily is backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security's coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been "packaged" by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Pay-in-Kind Securities

Pay-in-kind securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as pay-in-kind securities. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Pay-in-kind security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in pay-in-kind securities is subject to certain risks, including that market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities. In addition, federal income tax law requires the holder of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other "restricted" securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or

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to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time (the repurchase date) and price (representing a Fund's cost plus interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types and may include securities that the Fund is not otherwise directly permitted to purchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers, the Federal Reserve Bank and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. The Funds may enter into repurchase agreements on an overnight basis or with different term lengths, including "extendable" repurchase agreements, which have a built-in mechanism by which the repurchase date may be extended upon mutual agreement of the parties, and "evergreen" repurchase agreements, which are constant maturity instruments (i.e., extending by one day each day) until either party gives notice to the other, subject to a legal final repurchase date not to exceed 365 days. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund's right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund's rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund's rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund's ability under contract to terminate the repurchase agreement.

As noted above, a Fund may engage in repurchase agreement transactions that are collateralized by securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. These collateral securities may be less liquid or more volatile than others or less liquid and more volatile than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default and potentially resulting in the Fund owning securities that it is not otherwise permitted to purchase.

The Funds may also jointly enter into one or more repurchase agreements in accordance with current regulatory guidance. While the Funds currently intend to only enter into joint repurchase agreements that are collateralized by either U.S. Treasury securities or U.S. government agency securities, the Funds may enter into such agreements that are collateralized by other types of short-term investments.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Step-Coupon Securities

Step-coupon securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Step-coupon security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in step-coupon securities is subject to certain risks, including that market prices of step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities. In addition, federal income tax law requires the holder of certain step-coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA". S&P affirmed the short-term sovereign credit rating for the United States of America. Although the downgrade did not have a significant impact on money market funds given that S&P affirmed its top rating for U.S. short-term debt, the value of U.S. Government and related obligations held by a Fund could be adversely affected by any future downgrade of the credit rating of the U.S. Government or federal agencies or instrumentalities. See Appendix A for a description of certain security ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund's portfolios.

When-Issued and Delayed Delivery Securities

When-issued and delayed delivery securities are securities purchased or sold by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Zero-Coupon Securities

Zero-coupon securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal

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zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Zero-coupon security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in zero-coupon securities is subject to certain risks, including that market prices of zero-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds. In addition, federal income tax law requires the holder of zero-coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Financial Services Industry Exposure

A Fund may invest in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds' Investments—Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33l/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the Line of Credit for a temporary or emergency purpose but may not be able to do so.

Credit and Liquidity Enhancements

A credit enhancement generally provides loss protection resulting from a default by an obligor on the underlying security or payment on assets in a pool while a liquidity enhancement generally provides advances that ensure timely receipt of payments on the underlying pool or timely payment on a put date. A credit enhancement may be provided through, for example, guarantees, letters of credit or insurance policies provided by either a

19

sponsor or a third party and obtained by the issuer or sponsor. A liquidity enhancement may be provided by the entity administering a pool of assets, as in the case of asset-backed securities, or may be provided by an unrelated third party, as is the case of variable rate demand notes. There may not be an additional fee for a credit or liquidity enhancement, although the existence of a credit or liquidity enhancement may increase the price of a security. Credit and liquidity enhancements do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the BofA Funds' portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the BofA Funds' portfolio securities is in the best interests of BofA Fund shareholders and to address conflicts between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other. These policies and procedures provide that BofA Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the BofA Funds' website, if applicable, or (ii) the time a BofA Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the BofA Funds' other service providers from entering into any agreement to disclose BofA Fund portfolio holdings information in exchange for any form of consideration. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The BofA Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the BofA Funds' website. This information is available on the BofA Funds' website as described below.

•  For the BofA Funds, a complete list of portfolio holdings as of a month-end is posted on the BofA Funds' website no later than the fifth business day after such month-end and is maintained on the website for a period of not less than six months.

The Advisor may also disclose more current portfolio holdings information as of specified dates on the BofA Funds' website.

The scope of the information that is made available on the BofA Funds' website pursuant to the BofA Funds policies relating to a BofA Fund's portfolio may change from time to time without prior notice.

The BofA Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each BofA Fund's fiscal year). Shareholders may obtain each BofA Fund's Form N-CSR and N-Q filings on the SEC's website at www.sec.gov, a link to which is provided on the BofA Funds' website. In addition, each BofA Fund's Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC's website or the operation of the public reference room. Further, the BofA Funds are required to file with the SEC by the 5th business day of each month a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month, as well as additional information such as the 7-day gross yield of each Fund, the most recent market-based "shadow" NAV of each Fund and each class, the market-based value of each security and information regarding demand features and guarantees, if any, on each security. Each Form N-MFP will become publicly available 60 days after the end of the month to which the information in the report relates.

The BofA Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the BofA Funds' website or no earlier than the time a BofA Fund files such information in a publicly available SEC filing required to include such information.

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Other Disclosures

The BofA Funds' policies and procedures provide that no disclosures of the BofA Funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the BofA Funds have a legitimate business purpose for making such disclosure, (ii) the BofA Funds' President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the BofA Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the BofA Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each BofA Fund's sub-advisors) (if any), the BofA Funds' custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain BofA Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the BofA Funds. The BofA Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the BofA Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The BofA Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the BofA Funds' President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
S&P	None	Use to maintain ratings for certain Funds.	Daily
Evare LLP	None	Use for standardizing and reformatting data according to the Advisor's specifications for use in the reconciliation process.	Daily
Moody's	None	Ongoing portfolio surveillance for ratings they maintain on the Funds.	Daily
Bloomberg	None	Use for portfolio analytics.	Daily
BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc
State Street	None	Use to provide custodian services.	Daily
Morningstar and Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Daily Market-Based Net Asset Value Disclosure

On each business day, each of Cash Reserves and Money Market Reserves intends to post its market based net asset value per share (market-based NAV) of each of its classes of shares for the prior business day (calculated as of the Fund's close on such prior business day) on the BofA Funds' website at www.bofacapital.com. This market-based NAV may also be disclosed otherwise. The market-based NAV will be provided for informational purposes only. It is not expected, as a general matter, that this will change the way the Funds are managed, nor

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will it change the Funds' objective to seek to maintain a stable $1.00 NAV. For purposes of transactions in the shares of each Fund, the price you pay or receive when you buy, sell or exchange shares continues to be a Fund's next determined NAV per share for a given share class, using the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. Please see Investing with the BofA Funds—Share Price Determination in the Funds' prospectuses and Purchase, Redemption and Pricing of Shares—Offering Price in the SAI for further information on the pricing of the Funds' shares.

Certain Other Matters

Cybersecurity

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other actions, stealing or corrupting data maintained online or digitally, denial-of-service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Advisor, Custodian, Transfer Agent, Financial Intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cybersecurity risk management or mitigation in order to prevent any cyber incidents in the future with the Fund and its shareholders potentially being negatively impacted as a result. While the Funds (including the various service providers the Funds engage to carry out aspects of its operations) have various controls, systems and protocols designed to prevent such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

Recent Regulatory Developments

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments take effect in 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. The Advisor and BofA Global Capital Management are located at 100 Federal Street, Boston MA 02110.

BofA Global Capital Management has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock, Inc. This transaction (the Transaction) includes the transfer of the part of the Advisor's business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is expected to close in the first half of 2016. Until closing, each Fund will continue to be managed by the Advisor in accordance with the Fund's respective investment objective, strategies and policies.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the oversight of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties thereunder or reckless disregard by the Advisor of its obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board and continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days' written notice or by the Advisor on at least 60 days' written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the BofA Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust also pays the cost of printing and mailing Fund prospectuses to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement and as shown in the section entitled Fees and Expenses—Annual Fund Operating Expenses in each Fund's prospectuses. The investment advisory fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, "Assets" are the sum of the net assets of the BofA Funds. The Advisor also may pay amounts from its own assets to the Distributor and/or to Financial Intermediaries for services they provide.

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The Advisor receives a monthly investment advisory fee based on each BofA Fund's average daily net assets at the following annual rates:

Fund	$0 to $175 billion of Assets	Next $50 billion of Assets	Over $225 billion of Assets
California Tax-Exempt Reserves	0.15%	0.13%	0.08%
Cash Reserves	0.15%	0.13%	0.08%
Connecticut Municipal Reserves	0.15%	0.13%	0.08%
Government Plus Reserves	0.18%	0.13%	0.08%
Government Reserves	0.15%	0.13%	0.08%
Massachusetts Municipal Reserves	0.15%	0.13%	0.08%
Money Market Reserves	0.15%	0.13%	0.08%
Municipal Reserves	0.15%	0.13%	0.08%
New York Tax-Exempt Reserves	0.15%	0.13%	0.08%
Tax-Exempt Reserves	0.15%	0.13%	0.08%
Treasury Reserves	0.15%	0.13%	0.08%

The Advisor received investment advisory fees from the Funds for its services as reflected in the following chart, which shows the investment advisory fees paid to the Advisor and the investment advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
California Tax-Exempt Reserves
Advisory Fee Paid	$554,344	$624,751	$710,534
Amount Waived by the Advisor	$418,334	$361,637	$124,055
Amount Reimbursed by the Advisor	$238,743	$238,643	$285,734
Cash Reserves
Advisory Fee Paid	$14,744,648	$14,655,720	$15,046,498
Amount Waived by the Advisor	$982,977	$972,129	$0
Amount Reimbursed by the Advisor	$1,008,101	$1,288,711	$999,980
Connecticut Municipal Reserves
Advisory Fee Paid	$83,781	$94,933	$126,894
Amount Waived by the Advisor	$49,626	$36,259	$13,871
Amount Reimbursed by the Advisor	$230,511	$232,529	$289,902
Government Plus Reserves
Advisory Fee Paid	$3,207,873	$1,899,063	$1,012,974
Amount Waived by the Advisor	$2,399,707	$1,623,475	$420,064
Amount Reimbursed by the Advisor	$384,529	$389,666	$431,538
Government Reserves
Advisory Fee Paid	$9,317,970	$8,954,328	$9,445,983
Amount Waived by the Advisor	$7,454,090	$7,374,528	$5,768,832
Amount Reimbursed by the Advisor	$272,698	$313,210	$348,052
Massachusetts Municipal Reserves
Advisory Fee Paid	$182,099	$211,669	$254,833
Amount Waived by the Advisor	$109,620	$80,036	$42,186
Amount Reimbursed by the Advisor	$229,615	$231,256	$286,385
Money Market Reserves
Advisory Fee Paid	$25,230,494	$24,381,503	$18,202,770
Amount Waived by the Advisor	$6,728,132	$6,480,755	$0
Amount Reimbursed by the Advisor	$23,170	$5,529	$270,628
Municipal Reserves
Advisory Fee Paid	$1,532,001	$1,866,329	$3,058,171
Amount Waived by the Advisor	$703,867	$455,320	$105,336
Amount Reimbursed by the Advisor	$361,478	$369,040	$411,314

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Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
New York Tax-Exempt Reserves
Advisory Fee Paid	$421,284	$436,577	$511,185
Amount Waived by the Advisor	$238,380	$152,514	$52,625
Amount Reimbursed by the Advisor	$220,516	$231,183	$256,181
Tax-Exempt Reserves
Advisory Fee Paid	$5,700,185	$6,129,924	$6,717,731
Amount Waived by the Advisor	$4,484,144	$3,689,931	$1,574,964
Amount Reimbursed by the Advisor	$280,329	$278,619	$352,700
Treasury Reserves
Advisory Fee Paid	$16,373,379	$12,896,595	$13,832,089
Amount Waived by the Advisor	$14,792,238	$12,085,953	$7,273,909
Amount Reimbursed by the Advisor	$103,193	$239,875	$273,812

The Administrator

BofA Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund's other third-party service providers; (vi) maintain certain books and records of each Fund; and (vii) provide certain pricing and bookkeeping services to the Funds.

The Administrator retains State Street as the Funds' sub-administrator. State Street assists the Administrator in carrying out its duties.

Administration Fee Rates and Fees Paid

The Funds pay the Administrator administration fees as compensation for its administrative services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Primary Service Providers—The Administrator in each Fund's prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
California Tax-Exempt Reserves
Administration Fee Paid	$276,128	$316,026	$364,637
Amount Waived/Reimbursed by the Administrator	$221,737	$249,901	$302,173
Cash Reserves
Administration Fee Paid	$9,669,766	$9,610,480	$9,879,332
Amount Waived/Reimbursed by the Administrator	$5,897,859	$5,862,288	$6,018,599
Connecticut Municipal Reserves
Administration Fee Paid	$9,476	$15,796	$33,907
Amount Waived/Reimbursed by the Administrator	$33,513	$37,973	$50,758
Government Plus Reserves
Administration Fee Paid	$1,054,042	$567,417	$254,636
Amount Waived/Reimbursed by the Administrator	$837,611	$495,866	$264,499
Government Reserves
Administration Fee Paid	$6,071,980	$5,829,552	$6,157,322
Amount Waived/Reimbursed by the Administrator	$3,727,188	$3,581,731	$3,778,393

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Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
Massachusetts Municipal Reserves
Administration Fee Paid	$65,189	$81,946	$106,406
Amount Waived/Reimbursed by the Administrator	$72,840	$84,668	$101,933
Money Market Reserves
Administration Fee Paid	$16,660,329	$16,094,335	$11,983,513
Amount Waived/Reimbursed by the Administrator	$10,092,197	$9,752,601	$7,281,108
Municipal Reserves
Administration Fee Paid	$881,334	$1,104,219	$1,898,781
Amount Waived/Reimbursed by the Administrator	$612,800	$746,531	$1,223,269
New York Tax-Exempt Reserves
Administration Fee Paid	$200,728	$209,393	$251,672
Amount Waived/Reimbursed by the Administrator	$168,514	$174,631	$204,474
Tax-Exempt Reserves
Administration Fee Paid	$3,660,124	$3,946,616	$4,338,487
Amount Waived/Reimbursed by the Administrator	$2,280,074	$2,451,970	$2,844,330
Treasury Reserves
Administration Fee Paid	$10,775,586	$8,457,730	$9,081,393
Amount Waived/Reimbursed by the Administrator	$6,549,351	$5,158,638	$5,532,836

Pricing and Bookkeeping Services

As further described below, State Street is responsible for providing certain accounting and financial reporting services to the Funds. The Advisor is responsible for overseeing the performance of these services and for certain other services.

Services Provided

The Trust has entered into an amended and restated Financial Reporting Services Agreement with State Street and the Advisor (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. The Trust also has entered into an amended and restated Accounting Services Agreement with State Street and the Advisor (together, with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to and calculates daily shadow net asset values for the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Pricing and Bookkeeping Fees Paid

The Advisor and State Street received fees from the BofA Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Advisor for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
California Tax-Exempt Reserves
Amount Paid to the Advisor	$93,434	$100,475	$109,053
Amount Paid to State Street	$5,175	$4,638	$9,975
Cash Reserves
Amount Paid to the Advisor	$160,000	$160,000	$151,667
Amount Paid to State Street	$25,047	$25,214	$31,313
Connecticut Municipal Reserves
Amount Paid to the Advisor	$46,378	$47,493	$50,689
Amount Paid to State Street	$3,503	$3,119	$4,803

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Fund	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
Government Plus Reserves
Amount Paid to the Advisor	$140,000	$139,457	$122,415
Amount Paid to State Street	$31,579	$19,878	$15,156
Government Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$33,172	$24,110	$19,247
Massachusetts Municipal Reserves
Amount Paid to the Advisor	$56,210	$59,167	$63,483
Amount Paid to State Street	$4,095	$3,677	$5,199
Money Market Reserves
Amount Paid to the Advisor	$160,000	$160,000	$151,667
Amount Paid to State Street	$28,226	$29,178	$32,536
Municipal Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$8,506	$6,833	$22,913
New York Tax-Exempt Reserves
Amount Paid to the Advisor	$80,128	$81,658	$89,118
Amount Paid to State Street	$4,671	$3,585	$7,528
Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$27,473	$26,629	$41,966
Treasury Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$13,099	$13,608	$14,039

The Principal Underwriter/Distributor

BofA Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distributor's address is: 100 Federal Street, Boston, MA 02110.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. The Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion initiatives as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated for such services to the extent permitted by a distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days' written notice.

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Underwriting Commissions

The Funds paid no underwriting commissions during the prior three fiscal years.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund(s)—Primary Service Providers section of each Fund's prospectuses, the Advisor, Administrator and Distributor, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers' contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds' registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and may be addressed in other disclosure materials, including the Funds' prospectuses. These conflicts of interest also may be highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the BofA Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor's Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor's business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor's Form ADV is available online through the SEC's website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division) and MLPF&S, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America's other investment advisor affiliates will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund's and/or account's best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take

28

a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold debt securities of an issuer that have a priority in the issuer's capital structure that is different from a debt security of the issuer held by another advised/managed fund or account. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

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Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor's proxy voting decisions with respect to a Fund's portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. Under normal circumstances, the Funds generally do not expect to invest in voting securities, as is typical with the debt securities in which the Funds invest. For more information about the Advisor's proxy voting policies and procedures, see Investment Advisory and Other Services—Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services—Code of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds' investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds' investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds' Investments—Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates' Non-Advisory Relation-ships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA and affiliates of MLPF&S) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other BofA Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other BofA Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information

30

barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates' Marketing and Use of the BofA Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the BofA Funds as investment options. For example, the BofA Funds may be offered as investments in connection with brokerage and other securities products offered by MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust or Bank of America Private Wealth Management. In addition, the BofA Funds are offered as an investment option for a variety of cash management and "sweep" account programs offered by Bank of America and its affiliates. The use of the BofA Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Transactions and Other Practices—Additional Financial Intermediary Payments for more information.

Certain Legal Matters

The Advisor and the Distributor (collectively, the BofA Group) remain subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. The NYAG Settlement, among other things, requires the Advisor and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of its Board and certain special consulting and compliance measures. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; and maintain certain compliance and ethics oversight structures.

Other Services Provided

The Transfer Agent

Boston Financial Data Services, Inc. acts as Transfer Agent for each Fund's shares and can be contacted at P.O. Box 8723, Boston, MA 02266-8723. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds' Custodian. State Street is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd, Boston, MA 02210, is the Funds' independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended August 31, 2015 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP

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as the independent registered public accounting firm to audit the Funds' financial statements and assist in the preparation of its tax returns for the fiscal year ended August 31, 2016.

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in each Fund's Annual Report to shareholders dated August 31, 2015 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the Report of Independent Registered Public Accounting Firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution, Shareholder Servicing and Shareholder Administration Plans

Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the Distribution Plan) for certain share classes of the Funds. For each such Fund and its share classes, the Trustees have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the share classes of the Fund. Payments made pursuant to the Distribution Plan may be used to compensate and/or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Financial Intermediaries for sales support services. The Distributor is entitled to retain some or all fees payable under the Distribution Plan in certain circumstances, including but not limited to, instances when there is no broker of record or when certain qualification standards have not been met by the broker of record. In certain instances, payments will continue to be made pursuant to the Distribution Plan with respect to shares held in classes that are closed to new investors and shares held by specific investors who are not eligible to make additional purchases in a particular share class. Not all share classes of the Funds have adopted the Distribution Plan. See the following chart for a list of Funds and share classes that have adopted the Distribution Plan and the maximum fees payable pursuant to such Distribution Plan for each designated share class of each Fund:

	Annual Distribution Fee As a Percentage of Net Assets
Fund	Daily Class	Investor Class	Investor II Class	Liquidity Class*
California Tax-Exempt Reserves	0.35%	0.10%	N/A	0.25%
Cash Reserves	0.35%	0.10%	0.10%	0.25%
Connecticut Municipal Reserves	N/A	0.10%	N/A	N/A
Government Plus Reserves	0.35%	0.10%	0.10%	0.25%
Government Reserves	0.35%	0.10%	0.10%	0.25%
Massachusetts Municipal Reserves	N/A	0.10%	N/A	N/A
Money Market Reserves	N/A	N/A	N/A	0.25%
Municipal Reserves	0.35%	0.10%	N/A	0.25%
New York Tax-Exempt Reserves	N/A	0.10%	N/A	N/A
Tax-Exempt Reserves	0.35%	0.10%	N/A	0.25%
Treasury Reserves	0.35%	0.10%	0.10%	0.25%

*  The Funds' Liquidity Class shares may pay a distribution fee of up to 0.25% and may also pay a shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds' Liquidity Class shares. However, under the Funds' Rule 18f-3 Multi-Class Plan, to the extent that any Liquidity Class shares of a Fund reimburse expenses or make payments pursuant to the Distribution Plan and/or a separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class shares.

The Distribution Plan may be terminated with respect to a share class by vote of a majority of the Non-Interested Trustees, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in the Distribution Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

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Expenses incurred by the Distributor pursuant to the Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under the Distribution Plan in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities. The fees paid under the Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Shareholder Servicing Plan

The Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Financial Intermediaries for shareholder services (the Shareholder Servicing Plan). Not all share classes of the Funds have adopted the Shareholder Servicing Plan. See the following chart for a list of Funds that have adopted the Shareholder Servicing Plan and the maximum fees payable pursuant to such Shareholder Servicing Plan for each designated share class of each Fund:

	Annual Shareholder Servicing Fee As a Percentage of Net Assets
Fund	Adviser Class	Daily Class	Investor Class	Investor II Class	Liquidity Class*	Marsico
California Tax-Exempt Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
Cash Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Connecticut Municipal Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Government Plus Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A
Government Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A
Massachusetts Municipal Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Money Market Reserves	0.25%	N/A	N/A	N/A	0.25%	N/A
Municipal Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
New York Tax-Exempt Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Tax-Exempt Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
Treasury Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A

*  The Funds' Liquidity Class shares may pay a distribution fee of up to 0.25% and may also pay a shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds' Liquidity Class shares. However, under the Funds' Rule 18f-3 Multi-Class Plan, to the extent that any Liquidity Class shares of a Fund reimburse expenses or make payments pursuant to the Distribution Plan and/or a separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class shares.

Shareholder Administration Plans

The Trust has adopted shareholder administration plans for certain share classes pursuant to which a Fund pays the Advisor, the Distributor and/or eligible Financial Intermediaries a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of such Fund (Shareholder Administration Plan). Shareholder administration fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible Financial Intermediaries for shareholder administration services. Not all share classes of a Fund have adopted a Shareholder Administration Plan. See the following chart for a list of Funds that have adopted a Shareholder Administration Plan and the maximum fees payable pursuant to such Shareholder Administration Plan for each designated share class of each Fund:

	Annual Shareholder Administration Fee As a Percentage of Net Assets
Fund	Institutional Class	Investor II Class	Marsico	Trust Class
California Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Cash Reserves	0.04%	0.10%	0.10%	0.10%
Connecticut Municipal Reserves	N/A	N/A	N/A	0.10%

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	Annual Shareholder Administration Fee As a Percentage of Net Assets
Fund	Institutional Class	Investor II Class	Marsico	Trust Class
Government Plus Reserves	0.04%	0.10%	N/A	0.10%
Government Reserves	0.04%	0.10%	N/A	0.10%
Massachusetts Municipal Reserves	N/A	N/A	N/A	0.10%
Money Market Reserves	0.04%	N/A	N/A	0.10%
Municipal Reserves	0.04%	N/A	N/A	0.10%
New York Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Treasury Reserves	0.04%	0.10%	N/A	0.10%

During the most recently completed fiscal year, the Distributor received distribution, shareholder servicing and shareholder administration fees from the Funds, as applicable, for its services as reflected below. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to sales personnel or interest, carrying or other financing charges.

Distribution, Service and Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Investor II Class Shares

Cash Reserves
Distribution Fee	$13,866
Service and Shareholder Administration Fees	$48,532
Fees Waived by the Distributor	$56,417
Government Plus Reserves
Distribution Fee	$2,529
Service and Shareholder Administration Fees	$8,852
Fees Waived by the Distributor	$11,382
Government Reserves
Distribution Fee	$1,359
Service and Shareholder Administration Fees	$4,757
Fees Waived by the Distributor	$6,115
Treasury Reserves
Distribution Fee	$76,772
Service and Shareholder Administration Fees	$268,701
Fees Waived by the Distributor	$345,127

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$6,188
Service Fee	$15,469
Fees Waived by the Distributor	$21,646
Cash Reserves
Distribution Fee	$8,416
Service Fee	$21,039
Fees Waived by the Distributor	$25,931
Connecticut Municipal Reserves
Distribution Fee	$534
Service Fee	$1,335
Fees Waived by the Distributor	$1,871
Government Plus Reserves
Distribution Fee	$467
Service Fee	$1,169
Fees Waived by the Distributor	$1,635

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Government Reserves
Distribution Fee	$1,874
Service Fee	$4,684
Fees Waived by the Distributor	$6,561
Massachusetts Municipal Reserves
Distribution Fee	$1,072
Service Fee	$2,679
Fees Waived by the Distributor	$3,747
Municipal Reserves
Distribution Fee	$147
Service Fee	$369
Fees Waived by the Distributor	$514
New York Tax-Exempt Reserves
Distribution Fee	$7,059
Service Fee	$17,647
Fees Waived by the Distributor	$24,690
Tax-Exempt Reserves
Distribution Fee	$6,261
Service Fee	$15,653
Fees Waived by the Distributor	$21,869
Treasury Reserves
Distribution Fee	$5,207
Service Fee	$13,018
Fees Waived by the Distributor	$18,226

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$26,670
Service Fee	$19,050
Fees Waived by the Distributor	$45,709
Cash Reserves
Distribution Fee	$2,004,830
Service Fee	$1,432,022
Fees Waived by the Distributor	$3,190,871
Government Plus Reserves
Distribution Fee	$4,231
Service Fee	$3,022
Fees Waived by the Distributor	$7,221
Government Reserves
Distribution Fee	$332,309
Service Fee	$237,364
Fees Waived by the Distributor	$569,542
Municipal Reserves
Distribution Fee	$103,514
Service Fee	$73,938
Fees Waived by the Distributor	$177,348
Tax-Exempt Reserves
Distribution Fee	$19,902
Service Fee	$14,216
Fees Waived by the Distributor	$34,110

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Treasury Reserves
Distribution Fee	$2,016,827
Service Fee	$1,440,591
Fees Waived by the Distributor	$3,456,903

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Trust Shares

California Tax-Exempt Reserves
Shareholder Administration Fees	$287,485
Fees Waived by the Distributor	$287,830
Cash Reserves
Shareholder Administration Fees	$567,643
Fees Waived by the Distributor	$319,513
Connecticut Municipal Reserves
Shareholder Administration Fee	$347
Fees Waived by the Distributor	$347
Government Plus Reserves
Shareholder Administration Fees	$59,261
Fees Waived by the Distributor	$59,118
Government Reserves
Shareholder Administration Fees	$1,722,829
Fees Waived by the Distributor	$1,723,058
Massachusetts Municipal Reserves
Shareholder Administration Fee	$3,640
Fees Waived by the Distributor	$3,634
Money Market Reserves
Shareholder Administration Fees	$104,919
Fees Waived by the Distributor	$33,491
Municipal Reserves
Shareholder Administration Fees	$571,320
Fees Waived by the Distributor	$570,896
New York Tax-Exempt Reserves
Shareholder Administration Fees	$211,130
Fees Waived by the Distributor	$211,567
Tax-Exempt Reserves
Shareholder Administration Fees	$2,776,648
Fees Waived by the Distributor	$2,775,975
Treasury Reserves
Shareholder Administration Fees	$541,881
Fees Waived by the Distributor	$540,990

Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Adviser Class Shares

California Tax-Exempt Reserves
Service Fee	$15,616
Fees Waived by the Distributor	$15,607
Cash Reserves
Service Fee	$3,825,711
Fees Waived by the Distributor	$3,149,669
Government Plus Reserves
Service Fee	$7,243
Fees Waived by the Distributor	$7,241

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Government Reserves
Service Fee	$1,198,397
Fees Waived by the Distributor	$1,197,446
Money Market Reserves
Service Fee	$796,889
Fees Waived by the Distributor	$590,623
Municipal Reserves
Service Fee	$54,633
Fees Waived by the Distributor	$54,581
Tax-Exempt Reserves
Service Fee	$16,376
Fees Waived by the Distributor	$16,354
Treasury Reserves
Service Fee	$8,387,362
Fees Waived by the Distributor	$8,378,196

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Institutional Class Shares

California Tax-Exempt Reserves
Shareholder Administration Fee	$81
Fees Waived by the Distributor	$79
Cash Reserves
Shareholder Administration Fee	$54,775
Fees Waived by the Distributor	$6,760
Government Plus Reserves
Shareholder Administration Fee	$15,937
Fees Waived by the Distributor	$16,041
Government Reserves
Shareholder Administration Fee	$52,754
Fees Waived by the Distributor	$52,824
Money Market Reserves
Shareholder Administration Fee	$83,955
Fees Waived by the Distributor	$225
Municipal Reserves
Shareholder Administration Fee	$5,513
Fees Waived by the Distributor	$5,378
New York Tax-Exempt Reserves
Shareholder Administration Fee	$23
Fees Waived by the Distributor	$20
Tax-Exempt Reserves
Shareholder Administration Fee	$9,169
Fees Waived by the Distributor	$9,119
Treasury Reserves
Shareholder Administration Fee	$155,792
Fees Waived by the Distributor	$153,938

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2015—Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	$0
Service Fee	$27
Fees Waived by the Distributor	$15
Fees Waived by Shareholder Service Provider	$11
Cash Reserves
Distribution Fee	$0
Service Fee	$72,557
Fees Waived by the Distributor	$31,306
Fees Waived by Shareholder Service Provider	$29,023
Government Plus Reserves
Distribution Fee	$0
Service Fee	$10,184
Fees Waived by the Distributor	$6,104
Fees Waived by Shareholder Service Provider	$4,074
Government Reserves
Distribution Fee	$0
Service Fee	$273,743
Fees Waived by the Distributor	$164,350
Fees Waived by Shareholder Service Provider	$109,497
Money Market Reserves
Distribution Fee	$0
Service Fee	$17,648
Fees Waived by the Distributor	$6,073
Fees Waived by Shareholder Service Provider	$7,059
Municipal Reserves
Distribution Fee	$0
Service Fee	$192
Fees Waived by the Distributor	$115
Fees Waived by Shareholder Service Provider	$77
Tax-Exempt Reserves
Distribution Fee	$0
Service Fee	$25
Fees Waived by the Distributor	$13
Fees Waived by Shareholder Service Provider	$10
Treasury Reserves
Distribution Fee	$0
Service Fee	$102,036
Fees Waived by the Distributor	$61,157
Fees Waived by the Shareholder Service Provider	$40,814

Service and Shareholder Administration Fees Paid by the Fund for the Fiscal Year Ended August 31, 2015—Marsico Shares

Cash Reserves
Service and Shareholder Administration Fees	$23,906
Fees Waived by the Distributor	$20,955

Expense Limitations

The Advisor and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to

38

overdrafts) so that a Fund's ordinary operating expenses do not exceed 0.20% of the Fund's average daily net assets on an annualized basis through December 31, 2016, as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Also, the Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. All of these reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

Fund Level Expense Commitments

Fund
California Tax-Exempt Reserves	0.20%
Cash Reserves	0.20%
Connecticut Municipal Reserves	0.20%
Government Plus Reserves	0.20%
Government Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves	0.20%
Municipal Reserves	0.20%
New York Tax-Exempt Reserves	0.20%
Tax-Exempt Reserves	0.20%
Treasury Reserves	0.20%

The Advisor has contractually agreed to limit management fees as a percent of average net assets through December 31, 2016, as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Management Fee Cap

Management Fee Commitment*—Through the period ending December 31, 2016

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Plus Reserves	0.19%
Government Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*  "Management Fees" are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

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Rule 12b-1 Distribution Fee and Shareholder Servicing Fee Waivers

Contractual Rule 12b-1 Distribution Fee and Shareholder Servicing Fee Waivers—Through the period ending December 31, 2016

Fund (Liquidity Class Shares)	Rule 12b-1 Distribution Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Plus Reserves	0.10%
Government Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%
Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Plus Reserves	0.10%
Government Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

*  The Distributor has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to the arrangement, including the Fund (acting through its Board) and the Distributor.

Code of Ethics

The Funds, the Advisor and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be bought or held by the Funds. The Code of Ethics is included as an exhibit to Part C of the Funds' registration statement. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 202.551.8090; it also is available on the SEC's website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

Given that the Funds' investments are generally limited to short-term fixed income securities, the Funds do not typically hold equity or other securities that have voting rights; however, from time to time, it is possible that the Funds may hold securities that have such rights. Accordingly, the Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund's investment.
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The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Investment Oversight Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Investment Oversight Committee is composed of representatives of the Advisor's investment, trading, business management, Fund administration, risk compliance and legal functions. In addition to the responsibilities described above, the Investment Oversight Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Investment Oversight Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer's securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Investment Oversight Committee does not consider any benefit other than benefits to the Funds. A member of the Investment Oversight Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Investment Oversight Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor may retain a third-party vendor to implement its proxy voting process and provide other services.

Given that the BofA Funds are money market funds that generally do not own equity or other securities that have voting rights, it is not expected that the Funds will have a material amount of proxy voting. Information regarding how the BofA Funds voted proxies, if any, relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the BofA Funds' website at www.bofacapital.com and (ii) on the SEC's website at www.sec.gov. For a copy of the Advisor's policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the BofA Funds, see Appendix B to this SAI.

Expenses Assumed/Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor) as are required for the proper conduct of the Funds' affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds' shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions (if any) chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds' shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or trustee members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds' shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges;

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insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds' operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund or other allocation method as appropriate. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of five Trustees who have extensive and varied experience and skills. Each of the Trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications below.

The Board has appointed a Non-Interested Trustee, Mr. Hilliard, to serve as Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and, as appropriate, acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees) that are an integral part of the Funds' overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds' investment advisor and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds' investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board's general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds' Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds' Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds' performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board's periodic review of the Funds' advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient

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and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust's three standing Committees are the Audit Committee, the Contracts Review Committee and the Governance Committee.

In general, the primary functions of the Audit Committee are oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds' independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund's investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements.

Management also is responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds' accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the 1934 Act, or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds' independent registered public accounting firm to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members qualify, and will be designated as, an "audit committee financial expert." The Audit Committee also serves as the Qualified Legal Compliance Committee (QLCC). The QLCC receives, investigates and makes recommendations as to appropriate remedial actions in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violations by the Trust, its officers, Trustees or agents. The current members of the Audit Committee are William J. Kelly (Chair) and Harrison M. Bains. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 4 occasions during the fiscal year ended August 31, 2015.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, are to support, oversee and initiate the process for the review and renewal of the Funds' contractual arrangements. The Contracts Review Committee has, among other things, specific power and responsibility to manage and coordinate the process by which the Board (i) considers relevant factors in approving investment advisory agreements; (ii) reviews periodically other service provider agreements to propose or recommend changes deemed appropriate; and (iii) considers proposed new service provider arrangements and alternatives to existing arrangements. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are Paul Glasserman (Chair), William J. Kelly and Debra J. Perry. The Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on 6 occasions during the fiscal year ended August 31, 2015.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating non-interested trustees; (ii) generally overseeing issues of corporate governance for the Trust and the Funds;

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(iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Advisor or any control affiliate thereof; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable, and at least annually, to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are Harrison M. Bains (Chair), Paul Glasserman, R. Glenn Hilliard and Debra J. Perry. The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 4 occasions during the fiscal year ended August 31, 2015.

The Trust's Amended and Restated Declaration of Trust, as amended (the Declaration of Trust), does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess. The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. The Governance Committee is solely responsible for the selection and recommendation of candidates to the Board.

Any nominee recommendation should be submitted to BofA Funds, c/o Secretary, 100 Federal Street, Boston, MA 02110. The recommendation must include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. These attributes and skills, including each Trustee's ability to perform his or her duties effectively, have been attained through: (i) the individual's business and professional experience and accomplishments, as outlined below; (ii) with respect to Mr. Hilliard, his experience working with the Trust's former slate of trustees and management; (iii) the individual's experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Trustee Biographical Information and Qualifications

The following is a summary of the particular professional and other experience of each Trustee that qualifies each to serve as a Trustee of the Trust as of the date of this SAI:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair of the governance committee (since 2013) of the board of the Mercer Funds, a complex of open-end investment funds. He also serves as a director and audit committee chair (since 2007) of BG Medicine, Inc. and a director and audit committee chair (since 2014) of Cara Therapeutics, Inc., each a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. From 2008 to 2012, Mr. Glasserman served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York, and from 2011

45

through 2015 he has served as a consultant to the Office of Financial Research within the U.S. Treasury Department. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman. Mr. Glasserman served on the Standard and Poor's academic advisory council from 2010 to 2015. In 2015, he joined the board of Moody's Investor Services as an independent director. He has also served as a consultant to the SEC.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in the financial services industry. Mr. Hilliard retired from ING Group as a CEO for the Americas in 2003 and served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 through May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. He is currently the Chief Executive Officer of Chartered Alternative Investment Analyst Association. From 2002 to 2008, Mr. Kelly served as part of the senior management team, and from 2005-2008 he served as the most senior U.S.-based executive, of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995 to 2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring. Until 2004, she was a senior executive at Moody's, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry has served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 through May 2011, and MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board. Ms. Perry joined the board of the Sanford C. Bernstein Fund, Inc. in 2011 and chairs the governance committee of the board. In 2013, Ms. Perry joined the board of PartnerRe, a leading global reinsurer, where she chairs the audit committee of the board.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. Pursuant to a current Board policy, each Trustee may serve until the end of the calendar year during which the Trustee reaches the applicable mandatory retirement age established by the Board, currently age 75. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name (Age)	Position and Length of Time Served with the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Harrison M. Bains (72)	Trustee since June 2011	Retired	11	Mercer Funds (9 funds); BG Medicine, Inc. (life sciences); Cara Therapeutics, Inc. (life sciences)
Paul Glasserman (53)	Trustee since June 2011	Jack R. Anderson Professor of Business—Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar—Federal Reserve Bank of New York, from 2008 to 2012; Consultant to the U.S. Treasury, 2011-2015; Independent consultant to financial firms since 1995	11	None

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Name (Age)	Position and Length of Time Served with the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
R. Glenn Hilliard (72)	Trustee since January 2005(1); Chairman of the Board	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman—CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through May 2011	11	Columbia Funds (125 funds)
William J. Kelly (55)	Trustee since June 2011	Chief Executive Officer—Chartered Alternative Investment Analyst Association, January 2014 to present; Chief Executive Officer—Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None
Debra J. Perry (64)	Trustee since June 2011	Retired. Managing Member—Perry Consulting LLC (advisory firm) from 2008 through 2014	11	Korn/Ferry International (recruiting); Sanford C. Bernstein Fund, Inc. (18 funds); PartnerRE (reinsurance)

  (1)  Includes services as trustees of the CFST Predecessor Trust.

Compensation

Trustees are compensated for their services to the BofA Funds Family on a complex-wide basis. For the fiscal year ended August 31, 2015, the Trustees received the following compensation:

	Aggregate Compensation from Fund
Fund	Harrison M. Bains	Paul Glasserman	William A. Hawkins(1)	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	$4,296	$4,419	$4,173	$5,155	$4,664	$4,419
Cash Reserves	$12,495	$12,850	$12,141	$14,977	$13,559	$12,850
Connecticut Municipal Reserves	$4,027	$4,142	$3,912	$4,832	$4,372	$4,142
Government Plus Reserves	$5,499	$5,656	$5,340	$6,603	$5,971	$5,656
Government Reserves	$9,287	$9,548	$9,014	$11,151	$10,083	$9,548
Massachusetts Municipal Reserves	$4,083	$4,199	$3,966	$4,898	$4,432	$4,199
Money Market Reserves	$18,495	$19,031	$17,981	$22,180	$20,081	$19,031
Municipal Reserves	$4,873	$5,014	$4,733	$5,854	$5,294	$5,014
New York Tax-Exempt Reserves	$4,217	$4,338	$4,096	$5,062	$4,579	$4,338
Tax-Exempt Reserves	$7,294	$7,507	$7,087	$8,764	$7,926	$7,507
Treasury Reserves	$12,934	$13,297	$12,556	$15,523	$14,039	$13,297

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	Aggregate Compensation from Complex
Fund	Harrison M. Bains	Paul Glasserman	William A. Hawkins(1)	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
Total Compensation from the BofA Funds Family for the Fiscal Year Ended August 31, 2015	$87,500	$90,000	$85,000	$105,000	$95,000	$90,000

  (1)  Served as a Trustee of the Trust until December 10, 2015.

Beneficial Equity Ownership

As of November 20, 2015, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except that they owned 10.09% of Institutional Capital shares of Tax-Exempt Reserves. The table below shows for each Trustee as of December 31, 2014 the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the BofA Funds Family stated as one of the following ranges: A = $0; B = $1-$10,000; C = 10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Fund	Harrison M. Bains	Paul Glasserman	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	A	A	A	A	A
Cash Reserves	C	D	C	C	C
Connecticut Municipal Reserves	A	A	A	A	A
Government Plus Reserves	A	A	A	A	A
Government Reserves	A	A	C	A	A
Massachusetts Municipal Reserves	A	A	A	A	A
Money Market Reserves	A	A	A	A	A
Municipal Reserves	A	A	C	A	A
New York Tax-Exempt Reserves	A	A	A	A	A
Tax-Exempt Reserves	A	A	C	A	A
Treasury Reserves	A	A	B	A	A
Aggregate Dollar Range of Shares in all Funds overseen by the Trustee	C	D	C	C	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President (Principal Executive Officer)	2010	President, BofA Global Capital Management Group since May 2010.

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Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer (Principal Financial Officer), Chief Accounting Officer (Principal Accounting Officer) and Treasurer	2009	Managing Director of Fund Administration and Transfer Agency Oversight of the Advisor since May 2010.
Marina Belaya (Born 1967)	Secretary and Chief Legal Officer	2012	Assistant General Counsel and Director, Bank of America since July 2007.
James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2010	Chief Compliance Officer of U.S. Trust, Bank of America Private Wealth Management since 2012; Chief Compliance Officer of the Advisor and Managing Director, Bank of America since May 2010.
Barry S. Vallan (Born 1969)	Deputy Treasurer and Controller	2010	Director of Fund Administration of the Advisor since May 2010; Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Fund Administration of the Advisor since May 2002.
Nitin Mehra (Born 1977)	Assistant Vice President	2013

Managing Director and Head of Strategy and Product at BofA Global Capital Management Group since May 2011; Managing Director of Strategy and Product at BofA Global Capital Management Group from 2010 to 2011.

Rana J. Wright (Born 1978)	Assistant Secretary	2014

Assistant General Counsel and Director at Bank of America and Chief Legal Officer at BofA Global Capital Management Group since June 2014; Partner, Reed Smith LLP from 2012 to 2014; Associate, Reed Smith LLP from 2003 to 2011.

Patrick Campbell (Born 1957)	Assistant Vice President	2010	Director of Transfer Agency Oversight, BofA Global Capital Management Group since May 2010.
Kenneth B. Crotty (Born 1961)	Assistant Vice President	2014

Chief Operating Officer, BofA Global Capital Management Group since August 2013; President KBC Consulting from 2012 to 2013; Global Chief Operating Officer of Mercer Investments and President of Mercer Investments US from 2006 to 2012.

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BROKERAGE TRANSACTIONS AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor is responsible for, among other things, decisions to buy and sell securities for each Fund, the selection of broker/dealers and the execution of a Fund's securities transactions. The Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

The Funds' investments are generally limited to short-term fixed income securities. Such securities are typically traded in an over-the-counter market on a "net" basis with dealers acting as principals for their own accounts without stated commissions (although the price of a security usually includes a profit to the dealer). In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's "concession" or "discount." On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price (and commission, if any) which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds' interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of certain transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with the 1940 Act and the procedures that the Fund has adopted in this regard.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

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Given the breadth of the Advisor's investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

Since the Funds' investments are limited to short-term fixed income securities, the Funds will not typically pay brokerage commissions.

Investments in Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the BofA Funds Family.

As of August 31, 2015, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	Swedbank AB	$496,300,000
	Wells Fargo	$306,000,000
	Mitsubishi UFJ Securities (USA) Inc.	$100,535,000
	BNP Paribas	$85,000,000
	Credit Agricole	$57,030,000
	JPMorgan Chase	$34,518,000
Connecticut Municipal Reserves	N/A	N/A
Government Plus Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	Swedbank AB	$800,000,000
	Wells Fargo	$474,000,000
	Mitsubishi UFJ Securities (USA) Inc.	$555,234,000
	BNP Paribas	$47,140,000.00
	Credit Agricole	$500,491,000
	JPMorgan Chase
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

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Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor, the Advisor and/or their affiliates pay significant amounts to certain Financial Intermediaries, including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund's transfer agent. The level of payments made to Financial Intermediaries varies. A number of factors may be considered in determining payments to a Financial Intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans and other investment programs. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). The Distributor, the Advisor and/or their affiliates may pay, from their own resources, amounts in excess of the amount reimbursed or paid by a Fund to Financial Intermediaries in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Financial Intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the National Securities Clearing Corporation.

In addition, the Distributor, the Advisor and/or their affiliates may make lump sum payments to selected Financial Intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Financial Intermediary's system or other similar services.

As of the date of this SAI, the Funds, the Distributor, the Advisor and/or their affiliates had agreed to make shareholder servicing payments to the Financial Intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Shareholder Servicing Payments from the Funds, the Distributor, the Advisor and/or their Affiliates

•	Apex Clearing
•	Bank of America MFS*
•	Bank of America NA*
•	BNY Mellon
•	Citibank, N.A.
•	Comerica Bank
•	Goldman Sachs & Co
•	JP Morgan Clearing Corp
•	Merrill Lynch, Pierce, Fenner & Smith Inc.*
•	MyTreasury
•	National Financial Services
•	RBC Capital Markets
•	SEI Private Trust Company
•	State Street Bank & Trust
•	State Street Global Markets
•	SunGard Institutional Brokerage, Inc.
•	Treasury Curve, LLC
•	UMB Fund Services Inc.
•	Union Bank
•	US Bank Trust NA

*  Bank of America affiliate

Additional Financial Intermediary Payments

Financial intermediaries may receive different payments with respect to sales of different classes of shares of the Funds.

The Distributor, the Advisor and/or their affiliates may pay additional compensation to selected Financial Intermediaries, including other Bank of America affiliates, under various categories. These categories are not mutually exclusive, and a single Financial Intermediary may receive payments under all categories. A Financial Intermediary also may receive payments described above in Brokerage Transactions and Other Practices—Additional Shareholder Servicing Payments. These payments may create an incentive for a Financial Intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Financial Intermediaries may vary. In determining the amount of payments to be made, the Distributor, the Advisor and/or their affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Financial Intermediary, the size of the customer/shareholder base of the Financial Intermediary, the manner in which customers of the Financial Intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the Financial Intermediary (as described

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more fully below) and the costs incurred by the Financial Intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor, the Advisor and/or their affiliates are made pursuant to agreements between the Distributor, the Advisor and/or their affiliates and the Financial Intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund's prospectuses.

Marketing Support Payments

The Distributor, the Advisor and/or their affiliates may make payments, from their own resources, to certain Financial Intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating Financial Intermediary personnel about the Funds and shareholder financial planning needs, placement on the Financial Intermediary's preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Financial Intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that Financial Intermediary or a negotiated lump sum payment.

While the financial arrangements may vary for each Financial Intermediary, the support payments to each Financial Intermediary generally are expected to be between 0.01% and 0.13% annually for payments based on average net assets of the BofA Funds attributable to the Financial Intermediary. The Distributor, the Advisor and/or their affiliates may make payments in materially larger amounts or on a basis materially different from those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a BofA Fund.

As of the date of this SAI, the Funds, the Distributor, the Advisor and/or their affiliates had agreed to make support payments to the Financial Intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Support Payments from the Funds, the Distributor, the Advisor and/or their Affiliates

•	Banc of America Merrill Lynch International*
•	Bank of America N.A.*
•	BNY Mellon
•	Citibank, N.A.
•	Comerica Bank
•	Federal Deposit Insurance Corporation
•	Goldman Sachs & Co
•	Institutional Cash Distributors
•	JP Morgan Clearing Corp
•	Merrill Lynch, Pierce, Fenner & Smith Inc.*
•	MyTreasury
•	RBC Capital Markets
•	SEI Private Trust Company
•	State Street Bank & Trust
•	State Street Global Markets
•	SunGard Institutional Brokerage, Inc.
•	Treasury Curve, LLC
•	Union Bank
•	U.S. Bank N.A.

*  Bank of America affiliate

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The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other Financial Intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Financial Intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws, SEC rules or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Compensation provided by the Distributor, the Advisor and/or their affiliates to broker dealers may include financial assistance to Financial Intermediaries that enable the Distributor, the Advisor and/or their affiliates to participate in and/or present at Financial Intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Financial Intermediary employees, Financial Intermediary entertainment and other Financial Intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Financial Intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Financial Intermediary and review carefully any disclosure your Financial Intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Financial Intermediary or its representatives may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust's Shares

The BofA Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund's prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment. Investor II Class shares were formerly known as Class A shares, and Institutional Capital shares were formerly known as G-Trust shares.

The Trust's Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the BofA Funds

Fund	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	Marsico Class	Institutional Capital Shares	Investor II Class
California Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Connecticut Municipal Reserves		✓	✓		✓
Government Plus Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Government Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Massachusetts Municipal Reserves		✓	✓		✓
Money Market Reserves			✓	✓	✓	✓	✓		✓
Municipal Reserves	✓	✓	✓	✓	✓	✓	✓		✓
New York Tax-Exempt Reserves		✓	✓		✓		✓
Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds' debts, except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds' obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions.

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Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Redemptions

Each Fund's dividend, distribution and redemption policies can be found in its prospectuses under the headings Investing with the BofA Funds and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund's ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses. See "Purchase, Redemption and Pricing of Shares—Purchase and Redemption—Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares" for more information.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements information in the Funds' prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds' behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds' behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer's authorized designee, accepts the order. Customer orders will be priced at each Fund's net asset value next computed after they are accepted by an authorized broker/dealer or the broker's authorized designee.

The Trust, to the extent consistent with 1940 Act requirements, also may make payment for sales in readily marketable securities or other assets.

Under the 1940 Act, and the rules thereunder, a Fund may suspend redemptions and/or postpone payment of sale proceeds during any period when (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists, as determined by the SEC, which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable; (iii) the SEC, by order, permits the suspension of the right of redemption; or (v) in certain limited circumstances, a Fund's Board approves the liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. (A Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. State Street is the custodian/trustee and plan sponsor of the BofA Global Capital Management prototype plans offered through the Distributor. In general a $15 annual fee is charged. Participants in Retirement Plans not sponsored by State Street, not including IRAs, may be subject to an annual fee of $15 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in State Street sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $15 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee will not apply if the participant uses the proceeds to open a BofA Global Capital Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares

As described in the Investing with the BofA Funds—Eligibility to Buy Shares section of each Fund's prospectuses, the Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. This means that the Funds generally are only available for purchase by shareholders that have (1) a residential address (or the principal place of business for an entity) located within the U.S., Puerto Rico, Guam or the U.S. Virgin Islands, or (2) a U.S. military address. If an existing shareholder no longer has such an address, the Funds may automatically sell such shareholder's shares and remit the sales proceeds to the shareholder. The shareholder would receive the NAV of the shareholder's shares next calculated after a determination is made to close such shareholder's account.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at

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any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined as of the times outlined in their prospectuses (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted in the Fund's prospectus that occurs after the closing time).

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 60 days or less, and an average dollar-weighted life of 120 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund's market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Special Note Regarding Capital Class Eligibility—Grandfathering Provision

A shareholder of Capital Class shares of a Fund that owned such shares in an existing account that was open as of October 12, 2012 is eligible to purchase additional Capital Class shares of the same Fund, whether for the same or for a new account, without regard to the investment minimum and shareholder eligibility criteria set forth in such Fund's Capital Class prospectus. Purchases for a new account may include purchases for or by a "related investor", which means the shareholder's husband, wife, domestic partner, minor children (age 20 or under and including step or adopted children) or a business entity of which the shareholder has an ownership stake of 25% or more. A "related investor" would not include, for example, a shareholder's parents, aunts, uncles, cousins, nieces, nephews, grandparents, grandchildren, children who have reached the age of majority, employees or friends.

A shareholder may only purchase Capital Class shares of a different Fund (i.e., a Fund in which the shareholder did not own Capital Class shares as of October 12, 2012) for a new account, which may include purchases for or by a "related investor", as described above, if the shareholder owns, in the aggregate, at least $1,000,000 in Capital Class shares across all of his or her accounts in all of the BofA Funds (or the $2,500 minimum applicable to certain legacy G-Trust and Retail A shareholders, as described in the Funds' prospectus for Capital Class shares), without regard to the share ownership of related investors.

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Special Note Regarding Institutional Capital Eligibility—Grandfathering Provision

An Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 (each a Class Z Grandfathered Investor) continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholder in another BofA Fund. The legacy minimum initial investment amount requirements are described below.

There is no minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors:

•  Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a BofA Global Capital Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•  Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a Financial Intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•  Any investor participating in a wrap program sponsored by a Financial Intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors is $1,000:

•  Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a Financial Intermediary or other entity provides services and is not compensated by a Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors is $2,500:

•  Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•  Any investor buying shares through a BofA Global Capital Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•  Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Institutional Capital shares that were obtained by a conversion of former Class Z shares on October 1, 2011; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Investor II Class (formerly Class A) shares that were obtained by an exchange of former Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•  Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•  Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•  Any investor participating in an account offered by a Financial Intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a Financial Intermediary must independently satisfy the minimum investment requirement noted above).

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds' prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a "regulated investment company" under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership other than a qualified publicly-traded partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership, the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, other than a partnership that derives at least 90% of its income from the qualifying income described in clause (i) above), will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to an amount not greater than 5% of the value of the Fund's total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of

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meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the Financial Intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gains in a written statement to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A regulated investment company, in determining its taxable income, is generally permitted to elect to treat all or part of the net capital loss (or, if greater, the long-term or short-term capital loss) and certain ordinary losses incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding gains and losses from the sale or exchange of capital assets) and 98.2% of its capital gain net income (adjusted for net ordinary losses) generally for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate

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income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during a subsequent year (losses realized during taxable years beginning before December 22, 2010 may be carried forward for eight years only). A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Fund	Pre-December 22, 2010 Capital Loss Carryforwards	Year Expires	Unlimited Short-Term	Total Capital Loss Carryforwards
California Tax-Exempt Reserves	$275,026	2018	—	$275,027
Cash Reserves	$210,737	2017	—	$210,737
Municipal Reserves	$226,472	2017	$9,783	$236,255

Equalization Accounting

Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "accumulated earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund's use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

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The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund's transactions in securities and certain types of derivatives may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs. Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Funds may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

"Passive foreign investment companies" (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC's income and

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net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a "QEF election"), or to mark the gains (and to a limited extent losses) in its interests in the PFIC "to the market" as though the Fund had sold and repurchased such interests on the last day of the Fund's taxable year, treating such gains and losses as ordinary income and loss (in the case of a "mark-to-market election"). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund's total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund's total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund's current earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated, first to the portion of the taxable year preceding January 1 (if the taxable year for a Fund is other than the calendar year), and thereafter, pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will

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be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares, with exception for shares acquired after December 22, 2010 of Funds that declare exempt-interest dividends daily in an amount equal to at least 90% of the Fund's net tax-exempt interest and that distribute the dividends on a monthly or more frequent basis.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

The current maximum stated U.S. federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain (with a 0% capital gains rate applying to taxpayers in the 10% and 15% ordinary income rate brackets and a 15% capital gain rate applying to taxpayers in the 25%, 28%, 33% and 35% ordinary income rate brackets).

U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gain rate, which, as described above, generally is 15% or 20%. In general, "qualified dividend income" is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's "net investment income." For this purpose, "net investment income" generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital

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gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder's TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

For purposes of this discussion, "foreign shareholders" generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU).

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years of a Fund beginning before January 1, 2014, distributions made to foreign shareholders and properly reported by a Fund as "interest-related dividends" are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund's net U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal

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income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, distributions properly reported as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2014, "short-term capital gain dividends" (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and reported such by the Fund in a written statement mailed by the Fund to its shareholders.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

It is unclear whether Congress will enact legislation to extend the exemptions for certain interest-related dividends and short-term capital gains paid to foreign shareholders. Even if such legislation is enacted, each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a report with respect to a payment, no assurance can be made that the intermediary will respect such a report, and an intermediary may withhold even if a Fund makes a report with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests ("USRPIs")—USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and certain other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state, local and foreign tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

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Tax-Exempt Shareholders

Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes "excess inclusion" income (as described above) derived from direct or indirect investments in residual interests in REMICs. The Fund generally does not expect that these special tax rules will apply, but no assurance can be given to this effect.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments"), beginning in 2014 or 2019, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after July 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2019.

The IRS has issued only limited guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates specified above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise

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exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay "exempt-interest dividends" and pass through to its shareholders the tax-exempt character of its income from such obligations." Each of Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves, and New York Tax-Exempt Reserves (the Tax-Exempt Funds) intends to so qualify and is designed to provide shareholders with income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described above.

Each Tax-Exempt Fund will report to its shareholders in a written statement of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund's exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund's dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder's long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described above).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. However, each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state's personal income tax (but not necessarily local taxes or taxes of other states). Shareholders should consult their tax advisors to discuss the tax consequences of an investment in a Tax-Exempt Fund.

Tax-exempt interest on certain "private activity bonds" has been designated as a "tax preference item" and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax ("AMT"). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund's ability to pay exempt-interest dividends. Similar challenges may occur as

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to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest dividends). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders as to the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income, including interest on indebtedness incurred or continued to purchase or carry California Exempt Securities, or amortizable bond premium and would therefore not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund's distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund's distributions and as to their own California state tax situation in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts or estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which Connecticut is prohibited from taxing pursuant to federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to Connecticut income taxation, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as Capital Gain Dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to individual investors required to pay the federal alternative minimum tax. Dividends paid by Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends

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for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or Capital Gain Dividends for federal income tax purposes are deductible for purposes of this tax. No deduction is allowed, however, for expenses related to investments in Connecticut Municipal Reserves. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund's other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund's investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted above in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund's Capital Gain Dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund's distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. Shareholder should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves' exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including in particular corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 20, 2015, the name, address and percentage of ownership of each person who may be deemed to be a "principal holder" (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) is listed below.

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	361,720.52	6.00%
California Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,297,323.00	87.89%
California Tax-Exempt Reserves Adviser Class	Fundshare Omnibus Account Attn: Norman Hoelter 2044 Franklin Street Oakland CA 94612-2908	358,292.28	5.94%
California Tax-Exempt Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	35,732,240.60	61.02%
California Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	22,825,216.01	38.98%
California Tax-Exempt Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	6,406,812.00	99.84%
California Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	84,023.50	43.91%
California Tax-Exempt Reserves Institutional Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	50,000.56	26.13%
California Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	57,351.00	29.97%
California Tax-Exempt Reserves Investor Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	847,731.89	25.14%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,509,915.00	74.42%
California Tax-Exempt Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.91	100.00%
California Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	330,083,454.02	100.00%
Cash Reserves Adviser Class	Bank of America of Texas N.A. Global Finance Sweep Customers Attn: Liquidity Management Ops 901 Main Street, 66th Floor Dallas TX 75202-3738	945,664,860.75	56.41%
Cash Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	680,000,000.00	40.56%
Cash Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,206,358,521.06	20.20%
Cash Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	4,367,974,622.76	73.15%
Cash Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	493,870,418.00	99.75%
Cash Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	124,082,497.44	71.19%
Cash Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	41,970,708.75	24.08%
Cash Reserves Investor Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	3,674,290.45	50.82%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,806,272.00	24.98%
Cash Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,086,362.00	8.80%
Cash Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	24,557,300.52	99.95%
Cash Reserves Marsico	UMB Fund Services Inc. As Agent for Marsico Funds Inc. 235 W Galena Street Milwaukee WI 53212-3948	7,689,711.00	99.87%
Cash Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	554,459,463.73	98.09%
Connecticut Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	46,988,605.87	99.29%
Connecticut Municipal Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,774,879.00	97.71%
Connecticut Municipal Reserves Trust Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	90,047.48	20.03%
Connecticut Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	359,576.23	79.97%
Government Plus Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,863,757.87	100.00%
Government Plus Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,644,447,106.73	64.25%
Government Plus Reserves Capital Class Laba & Co.	Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	453,657,437.80	17.73%

74

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Plus Reserves Capital Class	State Street Global Markets LLC Gregory Fortuna One Lincoln Street Boston, MA 02111	200,000,000.00	7.81%
Government Plus Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	133,210,409.90	5.20%
Government Plus Reserves Daily Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	80,104.71	28.88%
Government Plus Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	197,222.00	71.12%
Government Plus Reserves Institutional Capital	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,010.45	11.77%
Government Plus Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	75,014.00	88.23%
Government Plus Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	30,900,490.00	99.97%
Government Plus Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	90,106.22	24.76%
Government Plus Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	273,823.00	75.24%
Government Plus Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,104,767.00	98.74%
Government Plus Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	11,324.71	100.00%
Government Plus Reserves Trust II Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	40,625,568.12	97.86%

75

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	320,000,000.00	87.71%
Government Plus Reserves Capital Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	1,885,000,016.06	39.49%
Government Reserves Capital Class	State Street Bank & Trust c/o Cash Sweep Support 1200 Crown Colony Drive Quincy MA 02169-0938	851,692,966.54	17.84%
Government Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	735,332,802.00	15.41%
Government Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	853,769,235.59	17.89%
Government Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	44,327,173.00	55.13%
Government Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	36,072,382.93	44.87%
Government Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	25,422,607.00	99.92%
Government Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	133,765,899.92	92.21%
Government Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	10,109,460.04	6.97%
Government Reserves Investor Class	Hare and Co 2 Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	268,823.66	22.52%

76

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	883,497.00	74.00%
Government Reserves Investor II Class	Randall S. Saunders & Moya Saunders JT TEN c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	371,641.21	37.02%
Government Reserves Investor II Class	State Street Bank & Trust IRA Susan A. Ritter c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	54,359.29	5.42%
Government Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	310,920.00	30.97%
Government Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	42,700,937.50	100.00%
Government Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	1,569,689,515.21	99.86%
Massachusetts Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	96,485,634.01	98.45%
Massachusetts Municipal Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	65,062.50	5.21%
Massachusetts Municipal Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,184,609.00	94.79%
Massachusetts Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	4,520,406.74	98.58%
Money Market Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	265,000,000.00	97.67%

77

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Money Market Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	1,137,535,517.35	7.51%
Money Market Reserves Capital Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	939,861,481.07	6.21%
Money Market Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	7,009,578,650.24	46.29%
Money Market Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,704,561.00	91.04%
Money Market Reserves Institutional Capital	Northern Trust FBO Sprint Foundation PO Box 92956	500,086.51	7.98%
Money Market Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	177,273,533.71	100.00%
Money Market Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	5,638,663.46	100.00%
Money Market Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	169,270,733.87	100.00%
Municipal Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	1,000,000.00	10.88%
Municipal Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	3,995,896.45	43.47%
Municipal Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	4,183,349.00	45.51%
Municipal Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	33,444,930.55	8.77%

78

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	346,370,272.61	90.78%
Municipal Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	14,598,042.40	53.31%
Municipal Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	12,775,119.00	46.65%
Municipal Reserves Institutional Capital	Helen R. Rubens c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	1,026,599.37	6.01%
Municipal Reserves Institutional Capital	David R. Duffell & Dorothy C. Duffell JTWROS c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	1,193,708.12	6.99%
Municipal Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	7,141,696.00	41.80%
Municipal Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	8,099,857.71	92.74%
Municipal Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	624,119.00	7.15%
Municipal Reserves Investor Class	Theresa A. Petrole Trust Theresa A. Petrole Living Trust A/U DTD 07/02/97 c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	125,011.07	85.78%
Municipal Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,004.56	6.86%
Municipal Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	66,921.64	87.00%
Municipal Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.89	13.00%

79

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	620,718,980.88	100.00%
New York Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	69,219,639.36	100.00%
New York Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	584.34	5.52%
New York Tax-Exempt Reserves Institutional Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,003.00	94.48%
New York Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	4,376,137.00	96.63%
New York Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	230,917,242.98	99.78%
Tax-Exempt Reserves Adviser Class	Saturn & Co. c/o State Street Bank & Trust 200 Clarendon Street FCG124 Boston MA 02116-5021	339,595.88	16.37%
Tax-Exempt Reserves Adviser Class	Cyr & Co. as Nominee State Street Bank 1200 Crown Colony Drive Quincy MA 02169-0938	836,433.41	40.32%
Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	428,591.79	20.66%
Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	459,616.00	22.16%
Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	884,041,214.48	95.79%
Tax-Exempt Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	1,498,638.66	37.77%

80

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,469,298.00	62.23%
Tax-Exempt Reserves Institutional Capital	R. Glenn Hilliard c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	10,000.81	10.09%
Tax-Exempt Reserves Institutional Capital	Country Plaza Shopping Center Hidden Lakes Pharmacy/H Rubenstein PO Box 118 Franklin Park NJ 08823-0118	6,700.68	6.76%
Tax-Exempt Reserves Institutional Capital	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.81	10.09%
Tax-Exempt Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	59,800.00	60.31%
Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	19,312,879.93	84.33%
Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	3,577,584.00	15.62%
Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	4,456,367.00	74.12%
Tax-Exempt Reserves Investor Class	Betty U. Berg Trustee Betty U. Berg Rev Living Trust U/A DTD 09/09/1997 c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	337,715.62	5.62%
Tax-Exempt Reserves Investor Class	JLO Revocable Management Trust PO Box 8743	398,365.75	6.63%
Tax-Exempt Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.27	100.00%
Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	2,729,087,984.57	99.96%

81

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves Adviser Class	Bank of America of Texas N.A. Global Finance Sweep Customers Attn: Liquidity Management Ops 901 Main Street, 66th Floor Dallas TX 75202-3738	685,032,011.64	22.25%
Treasury Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	2,345,000,000.00	76.17%
Treasury Reserves Capital Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	1,105,000,002.19	22.46%
Treasury Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,500,667,756.30	30.51%
Treasury Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	627,008,481.67	12.75%
Treasury Reserves Capital Class	Fundshare Omnibus Account Attn: Norman Hoelter 2044 Franklin Street Oakland CA 94612-2908	253,860,244.19	5.16%
Treasury Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	26,423,813.00	13.88%
Treasury Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	163,925,990.95	86.11%
Treasury Reserves Institutional Capital	Southwest Airlines Co. Attn: Treasury 2702 Love Field, HDQ 6TR Dallas TX 75235	160,000,000.00	97.90%
Treasury Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	209,625,910.67	56.99%
Treasury Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	118,997,204.65	32.35%

82

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	39,186,661.00	10.65%
Treasury Reserves Investor Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 350 N Saint Paul Street Suite 1300 Dallas TX 75201	3,605,767.17	44.02%
Treasury Reserves Investor Class	Hare and Co 2 Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	2,175,451.87	26.56%
Treasury Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,263,645.00	27.64%
Treasury Reserves Investor II Class	Hare and Co 2 Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	60,979,594.04	97.99%
Treasury Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	22,846,583.45	82.84%
Treasury Reserves Liquidity Class	Fundshare Omnibus Account Attn: Norman Hoelter 2044 Franklin Street Oakland CA 94612-2908	3,674,261.49	13.32%
Treasury Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	573,834,937.94	100.00%

As of November 20, 2015, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

83

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	404,660,986.81	87.21%
Cash Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	9,040,331,491.66	54.44%
Connecticut Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	50,615,312.73	93.54%
Government Plus Reserves	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	2,639,576,829.51	63.75%
Government Reserves	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	7,005,479,891.74	31.47%
Government Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	7,005,479,891.74	34.59%
Massachusetts Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	103,839,639.10	97.27%
BofA Money Market Reserves	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	15,773,689,237.88	45.67%
BofA Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	1,064,901,965.48	90.81%
BofA New York Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	305,177,590.66	98.34%
BofA Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	3,688,199,750.89	97.96%
BofA Treasury Reserves	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	9,391,053,286.65	36.73%

84

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Merrill Lynch, Pierce, Fenner & Smith Incorporated is a broker-dealer and investment adviser organized under the laws of Delaware. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

85

APPENDIX A—DESCRIPTIONS OF CERTAIN SECURITIES RATINGS

This Appendix summarizes descriptions of certain S&P, Moody's and Fitch securities ratings applicable to securities purchased and/or held by the BofA Funds.

STANDARD & POOR'S (S&P)

Short-Term Municipal Obligation Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.

•  SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

•  SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Variable Rate Demand Notes (VRDNS) and Tender Option Bonds Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, AAA/A-1+). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, SP-1+/A-1+).

Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

•  A-1. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

•  A-2. A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Long-Term Debt Ratings

•  AAA. An obligation rated "AAA" has the highest assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

•  AA. An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

•  A. An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Plus (+) or minus (-): AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Short-Term Municipal Obligation Ratings

Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

•  MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

•  MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Variable Rate Demand Notes (VRDNS) and Tender Option Bonds Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper Ratings

•  Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

•  Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Long-Term Debt Ratings

•  Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•  Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

•  A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

FITCH, INC. (FITCH)

Short-Term Municipal Obligation Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

•  F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

•  F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Long-Term Debt Ratings

•  AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

•  AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

•  A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

•  BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

BofA Advisors Proxy Voting Policy

Core Attributes
Last Review Date	November 2014
Implementation Date	December 2014
Applicable Laws, Rules, Regulations and Other Identified Risks	Proxy Voting, 17 CFR 275.206(4)-6; Report Of Proxy Voting Record, 17 CFR 270.30b1-4; Investment Advisers Act of 1940 Rule 206(4)-6; Form N-PX

I.  Policy Statement

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.

II.  Background/Rationale

Under Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Rule 206(4)-6"), the SEC requires an investment adviser that exercises voting authority over clients' proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients and to provide clients with information about how their proxies are voted. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act ("ERISA") accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

III.  Policy Scope/Applicability

Given that BofA Advisors, LLC's (the "Advisor") investments are generally limited to short-term fixed income securities, the Advisor does not typically purchase equity or other securities that have voting rights; however, from time to time the Advisor may purchase securities for its client accounts that have voting rights. The Advisor has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interests of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the BofA Global Capital Management ("BACM") Services Operations Group ("BACM Services"), the Investment group (particularly, the Chief Investment Officer's Office), as well as to BACM Compliance and Legal. BACM Compliance and the Business Unit ("BU") must adopt written procedures to implement this Policy. This Policy applies to all products for which the Advisor has been delegated proxy voting authority including the BofA Funds, Individually Managed Accounts ("IMAs"), and the Advisor's legacy collateralized bond obligations ("CBOs"), In regards to IMAs, this Policy only applies to such IMAs for which the client has delegated proxy voting authority to the Advisor. An IMA client may choose to retain proxy voting authority.

All proxies regarding client securities for which the Advisor has authority to vote will, unless the Advisor determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by the Advisor to be in the best interest of the Advisor's clients without regard to any resulting benefit or detriment to the Advisor, its employees, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as the Advisor determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, the Advisor will vote as the client clearly instructs, provided the Advisor receives such instructions in time to act accordingly. Information regarding the Advisor's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within the Advisor and with the Advisor affiliates. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by the Advisor. However, the Advisor will not selectively disclose its investment company clients' proxy voting records to third parties. Rather, the investment company clients' proxy records will

BofA Advisors Proxy Voting Policy

be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

The Advisor endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, are subject to certain general exceptions described below.

The Advisor seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent, where practicable, and manage conflicts of interest (refer to Conflicts of Interest section below). The BofA Adv.—Proxy Voting Policy and practices are summarized in its Form ADV. Additionally, the Advisor will provide clients with a copy of the Proxy Voting Policy, as it undergoes an annual review and may be updated from time to time, upon request.

IV.  Policy Requirements

BACM Services is primarily responsible for overseeing the day-to-day operations of the proxy voting process. BACM Services' monitoring of the proxy voting process will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with the Advisor's Voting Guidelines (see Appendix A); and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. The Advisor has established an Investment Oversight Committee ("IOC") which is responsible for overseeing the proxy voting process.

The specific responsibilities of the IOC and scope of its oversight are described in the IOC's charter.

ADVISOR'S INVESTMENT EMPLOYEES' RESPONSIBILITIES

Under the Advisor's Voting Guidelines, (Appendix A) certain matters must be determined on a case-by-case basis. In general, BACM Services will refer these matters to the appropriate portfolio managers or designated investment-team individuals.

In considering a particular proxy matter, the portfolio managers or designated investment-team individuals must vote in the clients' best interest as defined above. Information regarding the Advisor's proxy voting decisions is confidential information. Therefore, portfolio managers and designees generally must not discuss proxy votes with any person outside of the Advisor and within the Advisor except on a need to know basis only.

Portfolio managers and designated investment-team individuals must discharge their responsibilities consistent with the obligations set forth below (refer to the Management of Conflicts of Interest—Additional Procedures sub-section). A portfolio manager or designee must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B—Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the portfolio manager or designee is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to BACM Services.

Portfolio managers and designated investment-team individuals should seek advice from BACM Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by the Advisor, a Advisor affiliate[1], or an Advisor employee that creates an incentive (or appearance thereof) to favor the interests of the Advisor, the affiliate, or employee, rather than the clients' interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by an Advisor affiliate, but there is a possibility that an Advisor affiliate could cause a conflict. The Advisor may have a conflict of interest if either the Advisor has a significant business relationship with a company that is soliciting a proxy, or if an Advisor employee involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence the Advisor's decision on the particular vote at issue. In all cases

BofA Advisors Proxy Voting Policy

where there is deemed to be a material conflict of interest, the Advisor will seek to resolve said conflict in the clients' best interests.

For those proxy proposals that: (1) are not addressed by the Advisor's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an Advisor investment employee believes that an exception to the guidelines may be in the best economic interest of the Advisor's clients (collectively, "Proxy Referrals"), the Advisor may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, BACM Compliance identifies companies with which the Advisor has significant business relationships and Proxy Referrals of such companies will be voted consistent with the Advisor's conflicts management procedures described below. For Proxy Referrals that do not involve companies with which the Advisor has a significant business relationship the relevant Advisor investment personnel (i.e. portfolio manager, designated investment-team individual, members of IOC) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to BACM's Conflicts Officer in writing (see Appendix B). In the event any member of the IOC has a conflict of interest regarding a given matter, he or she will abstain from participating in the IOC's determination of whether and/or how to vote in the matter.

If the IOC, the Chairperson of the IOC, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, the Advisor will invoke one or more of the following conflict management procedures:

•  Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be the Advisor's proxy voting agent);

•  Causing the proxies to be delegated to a qualified, independent third party, which may include the Advisor's proxy voting agent; or

•  In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to the Advisor's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

The Advisor considers (1) proxies solicited by open-end and closed-end investment companies for which the Advisor or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation ("BAC") or other public companies within the BAC organization to present a material conflict of interest for the Advisor. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest—Additional Procedures

In certain circumstances, the Advisor follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. The Advisor reviews its proxy vendor's conflicts of interest procedures as part of its oversight of the proxy vendor's services.

The Advisor and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy.

Ownership Limits—Delegation of Proxy Voting to an Independent Third Party

From time to time, the Advisor may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that the Advisor can hold for clients (collectively, "Ownership Limits").

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, the Advisor may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Advisor's proxy voting agent.

BofA Advisors Proxy Voting Policy

PROXY VOTING GUIDELINES

A. Advisor's Proxy Voting Guidelines—General Practices.

The IOC has adopted the guidelines for voting proxies specified in Appendix A of this policy. The Advisor uses an independent, third-party proxy vendor to implement its proxy voting process as the Advisor's proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to Advisor's Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the IOC consider voting the proxy other than according to such Guidelines and provide information as the IOC may request. The IOC may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the IOC may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, the Advisor will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that the Advisor determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the IOC and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the IOC.

Recordkeeping

The Advisor will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. The Advisor will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which the Advisor was entitled to vote:

•  The name of the issuer of the security;

•  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•  The shareholder meeting date;

•  A brief identification of the matter voted on;

•  Whether the matter was proposed by the issuer or by a security holder;

•  Whether the company cast its vote on the matter;

•  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•  Whether the company cast its vote for or against management.

BofA Advisors Proxy Voting Policy

The BU and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document Responsible Party	Responsible Party
Investment Oversight Committee Meeting Minutes and Related Materials	Secretary of Investment Oversight Committee

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by the Advisor that was material to making a voting decision or that memorializes the basis for the voting decision)

BACM Services
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	BACM Compliance
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC's EDGAR System	BACM Services

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of BACM or support partner for the first three years.

V.  Roles and Accountabilities

Managers and supervisory personnel are responsible for ensuring that their employees understand and follow this policy and any applicable procedures adopted by the BU to implement the policy. The IOC has ultimate responsibility for the implementation of this Policy.

VI.  Controls and Monitoring

Controls

The Proxy Group within BACM Services is primarily responsible for overseeing the day to day operations of the proxy voting process. The Proxy Group's monitoring will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with the Advisor's Voting Guidelines; and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. In addition, the Advisor has established the IOC which oversees the Proxy Voting Policy. Finally, BACM Compliance has adopted the BACM Compliance Proxy Voting Procedure that oversees Conflict of Interest and the proxy voting process.

Monitoring

BACM Compliance and/or Corporate Audit may conduct periodic reviews and assessments of the BU, including a review of BACM's compliance with the Proxy Voting Policy.

VII.  Reporting and Escalation/Exceptions

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the IOC. Issues involving potential or actual conflicts of interest should be promptly communicated to the BACM Conflicts Officer.

In the event the BU seeks to request an exception to the Policy, the Head of the applicable group within the BU to which the policy applies shall request for an exception in writing in advance of taking the action that would otherwise be out of compliance with the Policy. BACM Compliance will review and furnish a decision on such exception request after consulting with BACM Legal and such other parties it deems appropriate. In the case such

BofA Advisors Proxy Voting Policy

exception request is approved, BACM Compliance shall document the basis of such approval and maintain such document in conjunction with the recordkeeping requirements of the Policy.

VIII.  Governance/Oversight

This Policy is owned by BACM Compliance and is reviewed at least annually. BACM Compliance works with the appropriate Subject Matter Experts ("SMEs") within the BU and support partners to review this Policy. Additionally, the BACM Policy Working Group ("PWG") will review this Policy at least once a year. The relevant governance body has delegated to the PWG the authority to approve this Policy, including any amendments, revisions, modifications and updates as long as the PWG includes representatives from GWIM Risk and BACM Compliance with the appropriate level of authority and expertise, in addition to the appropriate Business Unit Representatives. The relevant governance body may vote to retain authority to approve the Policy if the voting members of the governance body includes representatives from each of the GWIM Risk, Compliance and Legal departments and each such representatives is a voting member of the governance body.

IX.  Related Documents

None

X.  Questions/Contact Information

Please contact Jimmy Tran with any questions regarding this policy.

[1] Bank of America Corporation ("BAC"), the ultimate corporate parent of the Advisor, Bank of America, N.A. and all of their numerous affiliates, owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Advisor -advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Advisor's duty, in the proxy voting process, to act in the best economic interest of its clients.

APPENDIX A

BofA Advisors, LLC (the "Advisor") VOTING GUIDELINES

A. Proxy Agent Conflicts

In the event the proxy voting agent has a conflict with a specific issuer because of significant relationship with or a material interest in that issuer, all proposals for that issuer's meetings will be referred to the Advisor during the existence of that conflict.

B. The Advisor has adopted the following additional guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

The Advisor generally will vote FOR:

•  Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management or affiliated with the company (such as a former executive officer) ("Affiliated with the Company").

However, the Advisor generally will WITHHOLD votes from pertinent director nominees if:

  °  the board as proposed to be constituted would have more than one-third of its members from management or Affiliated with the Company;

  °  the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as the Advisor's proxy voting agent may determine (subject to the Investment Oversight Committee's ("IOC's") contrary determination of independence or non-independence);

BofA Advisors Proxy Voting Policy

  °  the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters—ratification of the appointment of auditors);

  °  a director serves on more than six public company boards;

  °  the CEO serves on more than two public company boards other than the company's board.

On a CASE-BY-CASE basis, the Advisor may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•  Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

•  Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

The Advisor generally will vote FOR:

•  Proposals to create or eliminate positions or titles for senior management. The Advisor generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

  °  Established governance standards and guidelines.

  °  Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

  °  Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

  °  A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

  °  Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

  °  The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•  Proposals that grant or restore shareholder ability to remove directors with or without cause.

•  Proposals to permit shareholders to elect directors to fill board vacancies.

•  Proposals that encourage directors to own a minimum amount of company stock.

•  Proposals to provide or to restore shareholder appraisal rights.

•  Proposals to adopt majority voting, except in cases of a contested election.

•  Proposals to adopt majority voting and eliminate cumulative voting where such proposals are bundled together.

•  Proposals for the company to adopt confidential voting.

The Advisor will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

BofA Advisors Proxy Voting Policy

The Advisor generally will vote AGAINST:

•  Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•  Proposals that give management the ability to alter the size of the board without shareholder approval.

•  Proposals that provide directors may be removed only by supermajority vote.

•  Proposals to eliminate majority voting, except in cases of a contested election.

•  Proposals which allow more than one vote per share in the election of directors.

•  Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•  Proposals that mandate a minimum amount of company stock that directors must own.

•  Proposals to limit the tenure of independent directors.

The Advisor will vote on a CASE-BY-CASE basis in contested elections of directors.

The Advisor generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•  Reimbursement of proxy solicitation expenses taking into consideration whether or not the Advisor was in favor of the dissidents.

•  Proxy contest advance notice. The Advisor generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•  The Advisor will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•  The Advisor will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

The Advisor generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, stock option grants, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards except that the Advisor will vote in accordance with the independent third party proxy voting service if the company is assigned to the lowest category, through independent third party benchmarking performed by the Advisor's proxy voting service, for the correlation of the company's compensation program with its performance. However, the Advisor generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal will be voted AGAINST.

The Advisor generally will vote FOR:

•  Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•  Proposals to put option re-pricing to a shareholder vote.

•  Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•  Proposals for the remuneration of auditors if no more than 50% of the total fees come from non audit activity.

•  Proposals for annual advisory votes on executive compensation.

•  Proposals for advisory votes on executive compensation which focus on the overall design and structure of the Company's executive compensation program including performance metric, the quality and content of disclosure, the quantum paid to executives and the link between compensation and performance as indicated by the Company's current and past pay-for-performance grades as provided through independent third party benchmarking performed by the Advisor's proxy voting service.

BofA Advisors Proxy Voting Policy

The Advisor generally will vote AGAINST:

•  Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or re-pricing of out-of-the money options.

•  Proposals to authorize the replacement or re-pricing of out-of-the money options.

•  Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, the Advisor will recommend on such proposals on a CASE-BY-CASE basis

The Advisor will vote in accordance with the independent third party proxy voting service on proposals regarding approval of specific executive severance arrangements.

The Advisor will vote in accordance with the independent third party proxy voting service on proposals regarding approval of severance payments or awards following the death of a senior executive.

3. Capitalization

The Advisor generally will vote FOR:

•  Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

•  For companies recognizing preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. For companies that do not recognize preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by no more than 5%. The Advisor will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders that increase authorized shares by more than 5%.

•  Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•  Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•  Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

The Advisor will evaluate on a CASE-BY-CASE basis proposals regarding:

•  Management proposals that allow listed companies to de-list and terminate the registration of their common stock. The Advisor will determine whether the transaction enhances shareholder value by giving consideration to:

  °  Whether the company has attained benefits from being publicly traded.

  °  Cash-out value

  °  Balanced interests of continuing vs. cashed-out shareholders

  °  Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

The Advisor will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

The Advisor generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, the Advisor generally will vote as follows:

Poison Pills

•  The Advisor votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

BofA Advisors Proxy Voting Policy

•  The Advisor generally votes FOR shareholder proposals to eliminate a poison pill.

•  The Advisor generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•  The Advisor will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

•  The Advisor will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•  The Advisor will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

The Advisor generally will vote FOR:

•  Bylaw amendments giving holders of at least 15% of outstanding common stock the ability to call a special meeting of stockholders.

•  Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

The Advisor generally will vote FOR:

•  Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•  Proposals to ratify the appointment of auditors, unless any of the following apply in which case the Advisor will generally vote AGAINST the proposal:

  °  Credible reason exists to question:

•  The auditor's independence, as determined by applicable regulatory requirements.

•  The accuracy or reliability of the auditor's opinion as to the company's financial position.

  °  Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

•  Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•  Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

The Advisor generally will vote AGAINST:

•  Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•  Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•  Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

The Advisor will vote AGAINST:

•  Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

The Advisor will vote on a CASE-BY-CASE basis:

•  Proposals to change the location of the company's state of incorporation. The Advisor considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

BofA Advisors Proxy Voting Policy

•  Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

The Advisor generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters or the disclosure of such matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

7. Other Matters Relating to Foreign Issues

The Advisor generally will vote FOR:

•  Most stock (scrip) dividend proposals. The Advisor votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•  Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

•  Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•  Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

•  Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

•  Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

The Advisor will generally vote FOR proposals to approve Directors' fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

The Advisor will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•  The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of the Advisor categorization rules and the Dutch Corporate Governance Code.

•  No call/put option agreement exists between the company and the foundation.

•  There is a qualifying offer clause or there are annual management and supervisory board elections.

•  The issuance authority is for a maximum of 18 months.

•  The board of the company-friendly foundation is independent.

•  The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•  There are no priority shares or other egregious protective or entrenchment tools.

•  The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•  Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

The Advisor will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•  Board structure

•  Attendance at board and committee meetings.

The Advisor will WITHHOLD votes from directors who:

•  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

•  Ignore a shareholder proposal that is approved by a majority of shares outstanding;

BofA Advisors Proxy Voting Policy

•  Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•  Are interested directors and sit on the audit or nominating committee; or

•  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

The Advisor will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•  Past performance relative to its peers

•  Market in which fund invests

•  Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•  Past shareholder activism, board activity and votes on related proposals

•  Strategy of the incumbents versus the dissidents

•  Independence of incumbent directors; director nominees

•  Experience and skills of director nominees

•  Governance profile of the company

•  Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

The Advisor will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•  Past performance as a closed-end fund

•  Market in which the fund invests

•  Measures taken by the board to address the discount

•  Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

The Advisor will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•  Proposed and current fee schedules

•  Fund category/investment objective

•  Performance benchmarks

•  Share price performance as compared with peers

•  Resulting fees relative to peers

•  Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

The Advisor will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•  Stated specific financing purpose

•  Possible dilution for common shares

•  Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

The Advisor will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•  Potential competitiveness

•  Regulatory developments

•  Current and potential returns

•  Current and potential risk

BofA Advisors Proxy Voting Policy

The Advisor generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•  Fund's target investments

•  Reasons given by the fund for the change

•  Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

The Advisor will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

•  Political/economic changes in the target market

•  Consolidation in the target market

•  Current asset composition

Change in Fund's Sub-classification:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's sub-classification, considering the following factors:

•  Potential competitiveness

•  Current and potential returns

•  Risk of concentration

•  Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

The Advisor will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•  Strategies employed to salvage the company

•  Past performance of the fund

•  Terms of the liquidation

Changes to the Charter Document:

The Advisor will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•  The degree of change implied by the proposal

•  The efficiencies that could result

•  The state of incorporation; net effect on shareholder rights

•  Regulatory standards and implications

The Advisor will vote FOR:

•  Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•  Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

BofA Advisors Proxy Voting Policy

The Advisor will vote AGAINST:

•  Proposals enabling the Board to:

  °  Change, without shareholder approval the domicile of the fund

  °  Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

The Advisor will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•  Regulations of both states

•  Required fundamental policies of both states

•  The increased flexibility available

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval:

The Advisor will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

The Advisor will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•  Fees charged to comparably sized funds with similar objectives

•  The proposed distributor's reputation and past performance

•  The competitiveness of the fund in the industry

•  Terms of the agreement

Master-Feeder Structure:

The Advisor will vote FOR the establishment of a master-feeder structure.

Mergers:

The Advisor will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•  Resulting fee structure

•  Performance of both funds

•  Continuity of management personnel

•  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

The Advisor will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While the Advisor favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

The Advisor will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

The Advisor will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•  Performance of the fund's NAV

•  The fund's history of shareholder relations

•  The performance of other funds under the adviser's management

BofA Advisors Proxy Voting Policy

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Individuals participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to the BofA Global Capital Management ("BACM") Conflicts of Interest Officer.

___________________________________________________________________________________________

Issuer and Proxy Matter: ______________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

1.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer2?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

2.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

3.  Have you discussed this particular proxy proposal with anyone outside of BACM's investment group3?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

4.  Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

  _____________________________________________________________________________________

  _____________________________________________________________________________________

Name: _____________________________________________________________________________________

__________________________________________________________________________________________

Signed: ____________________________________________________________________________________

__________________________________________________________________________________________

Date: ______________________________________________________________________________________

(2) Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

(3) Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

BofA Advisors Proxy Voting Policy

APPENDIX C

BofA Advisors, LLC Proxy Vote Recommendation/Investment Oversight Committee Request Form

Name of Investment Associate:__________________________________________________________________

Company Name:_____________________________________________________________________________

Overview of Proxy Vote and Meeting Date:________________________________________________________

Proxy Agenda Item(s)

Description of Item:___________________________________________________________________________

(The above information will be pre-populated by BACM Services.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:________________________________

Please attach any supporting information other than analysis or reports provided by BACM Services.

__________________________________________________________________________________________

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed "Conflicts of Interest Disclosure and Certification Form" to BACM Compliance (Conflicts Officer).

Send Completed Forms to:

BACM Services or in the case of Proxy Votes to be referred to the Investment Oversight Committee, submit this form and materials to the Chair of the Investment Oversight Committee

APPENDIX C—DESCRIPTION OF CERTAIN STATE CONDITIONS AND FACTORS

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions, is drawn directly from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. The information has not been updated nor will it be updated during the year. The BofA Funds and its counsel have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the accuracy, completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state, U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state, U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

California

Unless otherwise noted, the following information has been obtained from the Official Statement, dated April 21, 2015, for the following bonds: $1,092,355,000 State of California Various Purpose General Obligation Bonds; $105,355,000 Federally Taxable Various Purpose General Obligation Bonds; and $987,000,000 Tax-Exempt Various Purpose General Obligation Refunding Bonds (collectively, the "California 2015 Bonds").

State Financial Condition

The State of California ("California") has the largest economy among the 50 states and one of the largest and most diverse in the world and has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.

Population, Economy and Employment

California is by far the most populous state in the nation, nearly 50% larger than the second-ranked state according to the 2010 U.S. Census. The 2014 estimate of California's population is 38.5 million residents, which is 12% of the total United States population. Personal income increased in 16 of the 18 quarters through the third quarter of 2014, with decreases only in the fourth quarter of 2011 and the first quarter of 2013. The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday.

Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of California's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014.

California's began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. Job gains, personal income increases and low interest rates spurred a 9% increase in new auto registrations during the first four months of the 2014-15 fiscal year over the same period in prior fiscal years.

As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California's economy is clearly making progress on many fronts. The expected further growth in technology, health care, tourism, business and professional services, and construction all promise to deepen and broaden California's economic expansion.

State Finances and the State Budget.

California's 2014-15 Budget Act was enacted on June 20, 2014. The Budget Act appropriated $156.3 billion: $108.0 billion from the General Fund, $44.3 billion from special funds and $4.0 billion from bond funds. The General Fund's budgeted expenditures increased $7.3 billion (7.2%) over the previous year's General Fund budget and included a $1.6 billion supplemental payment to pay of the remaining balance of the State's prior deficit financing bonds, known as Economic Recovery bonds. The General Fund's available resources were projected to be $105.5 billion, after a projected $1.6 billion transfer to the Budget Stabilization Account (Rainy Day Fund). General Fund revenue comes predominantly from trades, with personal income taxes expected to provide 65.6% of total revenue. California's major taxes (personal income, sales and use, and corporation taxes) are projected to supply approximately 96.2% of the General Fund's resources in the 2014-15 fiscal year.

The 2014-15 budget continued the Governor's multi-year financial plan for the State of California, and for the third consecutive year, it projected a surplus in the General Fund. The 2014-15 fiscal year is projected to end with $2.1 billion in total reserves, $1.6 billion in the Budget Stabilization Account and $449 million reserved for economic uncertainties. The 2014-15 budget made targeted augmentations in a few key areas while paying down several billion dollars of existing liabilities, including California's Economic Recovery bonds.

Budget-related legislation was enacted to erase the California State Teachers' Retirement System (CalSTRS) $74 billion unfunded liability in 32 years by increasing contributions from the state, school and community college districts, and teachers. California is responsible for approximately $20 billion of the unfunded liability. The 2014-15 budget provided $1.5 billion in state contributions to CalSTRS, of which $59 million will be used toward reducing the state's share of the unfunded liability.

Despite the recent significant budgetary improvements as well as the progress in paying down certain liabilities, there remain a number of major risks and pressures that threaten California's financial condition, including the need to continue to pay remaining obligations that were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by state entities, CalPERS and CalSTRS.

Real Estate and Housing.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to over 360,000 units annually. Home prices continued to climb in 2013 and 2014 reaching levels not seen in more than five years. The median price of existing, single-family homes sold in December 2014 was $452,570. However, this remains 24% below the pre-recession peak. California issued 83,000 residential building permits in 2013, 42.6% more than were issued in 2012 but still only 39% of the 213,000 permits issued in 2004. There were 86,000 permits issued in 2014, an increase of 4% over 2013. These remain mostly permits for multi-family structures.

Long-Term Debt.

As of January 1, 2015, California had outstanding obligations payable principally from the state's General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund, consisting of $76.7 billion principal amount of general obligation bonds and $11.1 billion of lease-revenue bonds. As of January 1, 2015, there was approximately $31.1 billion of authorized and unissued long-term voter-approved general obligation bonds that, when issued, would be payable principally from the General Fund and approximately $3.89 billion of authorized and unissued lease-revenue bonds.

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by local governments or private users of facilities financed by the revenue bonds. California has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Bond Ratings.

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), assigned ratings to the California 2015 Bonds, as follows: Moody's assigned a rating of "Aa3", S&P assigned a rating of "A+", and Fitch assigned a rating of "A+". It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations vary.

Connecticut

Unless otherwise noted, the following information has been directly drawn from the Official Statement of the State of Connecticut, dated August 4, 2015 (the "Connecticut Official Statement"), relating to Connecticut's issuance of $500,000,000 aggregate principal amount of General Obligation Bonds, consisting of $250,000,000 General Obligation Bonds (2015 Series E) and $250,000,000 Taxable General Obligation Bonds (2015 Series B). For purposes of this section, the State of Connecticut is referred to as the "State" or "Connecticut". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the Connecticut Official Statement.

State Economy

The State's and the region's economic vitality are evidenced in the rate of growth of their respective Gross State Products. The State's Gross State Product is the current market value of all final goods and services produced by labor and property located within the State. In 2013, the State produced $249.2 billion worth of goods and services and $234.0 billion worth of goods and services in 2009 chained dollars.

Population, Employment and Personal Income

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State's population growth rate trailed the national average during the past four decades, but from 2004 to 2014, within New England, only Massachusetts experienced growth higher than Connecticut. The State has extensive transportation and utility services to support its economy.

Connecticut's economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which has demonstrated slower growth over the last five years than the New England region and the nation. Connecticut's nonagricultural employment reached a high in March of 2008 with 1,713,000 persons employed, but began declining with the onset of the recession falling to 1,593,900 jobs by February 2010, and has since risen to 1,687,100.

The Budgetary Process

In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage that exceeds the greater of the percentage increase in personal income or the percentage increase in inflation unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

In 1996, the Connecticut Supreme Court ruled in Nielson v. Slate that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes that contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

The State's fiscal year begins on July 1 and ends on June 30. The General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document to the General Assembly in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report that sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, that sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

Budget for Fiscal Years 2015-16 and 2016-17

On June 3, 2015, the General Assembly passed a biennial budget bill which was subsequently amended in a Special Session held on June 29, 2015. The Governor signed the budget bill, as amended by various implementer legislation passed on June 29, 2015, on June 30, 2015. The State's biennium budget makes General Fund appropriations of $18,161.6 million in Fiscal Year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations; and $18,711.2 million in Fiscal Year 2016-17. The budget projects General Fund revenues of $18,162.4 million in Fiscal Year 2015-16 and $18,713.6 million in Fiscal Year 2016-17, resulting in a projected surplus of $0.8 million in Fiscal Year 2015-16 and $2.5 million in Fiscal Year 2016-17.

Midterm Budget Adjustments*

In September 2015, Governor Malloy ordered $103 million in emergency cuts from the State budget due to lower than expected revenues, including lower income tax receipts than were projected in the budget.

In October 2015, Governor Malloy and Legislative leaders met to discuss the possibility of calling a Special Session to further address projected budget deficits which range from estimates of $118 million to $431 million. The State's Office of Fiscal Analysis and Office of Policy and Management will issue their next consensus revenue estimates for fiscal years 2015-16 and 2016-17 by November 10, 2015.

State Debt and Spending Controls

The General Assembly is prohibited from increasing expenditures from year to year by a percentage exceeding the greater of the percentage increase in personal income or the percentage increase in inflation, with certain exceptions. The legislative and executive branch each have other tools to control spending, including the appropriations process, encumbrance requirements, agency expenditure plans and authority to reduce allotments.

By statute, the State may not authorize general obligation debt in excess of a multiple of 1.6 of General Fund tax receipts, subject to statutory exceptions. The Treasurer certifies as to the debt limit in connection with each authorization of debt by the General Assembly and the State Bond Commission.

Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. The Governor is also required to propose mitigation plans should projections indicate a General Fund deficit greater than 1% of General Fund appropriations. The Governor is authorized to reduce allotments and may make further reductions with legislative backing.

Bond Ratings

Four credit rating agencies, Moody's Investors Service ("Moody's"), Standard and Poor's Ratings Services (a division of the McGraw-Hill Companies, Inc.) ("S&P"), Fitch Ratings ("Fitch") and Kroll Bond Rating Agency, Inc. ("Kroll"), assigned ratings to the State's bonds issued in August 2015 and referenced herein, as follows: Moody's assigned a rating of "Aa3," S&P assigned a rating of "AA," Fitch assigned a rating of "AA," and Kroll assigned a rating of "AA." It is not possible to determine whether, or the extent to which, Moody's, S&P, Fitch or Kroll will change such ratings in the future.

* This information is not drawn directly from the Connecticut Official Statement dated August 4, 2015.

Massachusetts

Unless otherwise noted, the following information has been directly drawn from the official statement of the Commonwealth of Massachusetts, dated September 22, 2015, relating to Massachusetts' issuance of $1,200,000,000 aggregate principal amount of General Obligation Revenue Anticipation Notes (the "Massachusetts Notes"). For purposes of this section, the Commonwealth of Massachusetts is referred to as the "Commonwealth," the "State" or "Massachusetts". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the Massachusetts Official Statement.

State Economy

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund), and other budgeted operating funds. Revenues deposited in such funds are herein referred to as budgeted operating revenues. In fiscal year 2013-14, on a statutory basis, approximately 58.6% of the Commonwealth's budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 22.5% of such revenues, with the remaining 18.9% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis.

Population, Employment and Personal Income

Massachusetts is a relatively slow growing but densely populated state with a comparatively large percentage of its residents living in metropolitan areas. The population density of Massachusetts was estimated as of July 1, 2014 to be 864.8 persons per square mile, as compared to 90.3 for the United States as a whole. Among the 50 states, only Rhode Island and New Jersey have a greater population density. Massachusetts also ranked just behind the same two states in percentage of residents living in metropolitan areas. According to the current county-based definition, 97.8% of the State's population live in metropolitan areas.

The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a July 1, 2014 population estimated at 655,884 or 9.7% of the total state population. Boston is the hub of the seven-county Boston-Cambridge-Newton, MA-NH Metropolitan Statistical Area (MSA), which includes the two southeastern New Hampshire counties, and had a total population as of July 1, 2014 estimated at 4,732,161, or 32% of the total New England population. The Boston, MA Metropolitan division is the largest component of that MSA, with a total population as of July 1, 2014 estimated at 1,945,220.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for 14 out of 17 months between January 2006 and May 2007, but only three of those months exceeded a 0.2% change. In March 2007 the Massachusetts rate was 4.5%, the lowest it had been since October 2001. From October 2009 to January 2010, the rate peaked at 8.7%. From June 2007 to October 2013, the State rate remained at or below the comparable (seasonally adjusted) U.S. unemployment rate. Since reaching 7.2% in October 2013, The Massachusetts unemployment rate has slowly declined to its present rate of 4.6% in June of 2015, 0.7% below the national rate of 5.3%.

Real per capita income levels in Massachusetts increased faster than the national average between 1992 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.5 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline in 2009, Massachusetts, New England and the U.S. steadily increased until 2012. However, from 2006 to 2012, Massachusetts personal income either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. In 2013, Massachusetts, New England and the U.S. all experienced a slight decline in real income. Most recently, the 2014 Massachusetts Per Capita Personal Income remains higher than New England and the Nation as a whole.

State Finances and the State Budget

Operating Budget Process. Generally, funds for the Commonwealth's programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor's budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget that contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

State Taxes. The major components of state taxes are the income tax, which accounted for approximately 58.0% of the preliminary total tax revenues in fiscal year 2014-15, the sales and use tax, which accounted for approximately 23.2%, and the corporations and other business and excise taxes (including taxes on insurance companies and financial institutions), which accounted for approximately 10.3%. Other tax and excise sources accounted for the remaining 8.6% of total fiscal year 2014-15 tax revenues.

Fiscal Year 2014-15 and 2015-16 Tax Revenues. On January 14, 2014, a fiscal 2014-15 consensus tax revenue estimate of $24,337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal year 2014-15 consensus tax revenue estimate represented actual revenue growth of 4.9% from the revised fiscal year 2013-14 estimate of $23,200 billion. The $24,337 billion figure included off-budget transfers of $1,793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA, $771.5 million in dedicated sales tax receipts for the MSBA and $22.2 million for the Workforce Training Fund. The fiscal year 2014-15 budget as enacted assumed tax revenues of $24,387 billion, reflecting the fiscal year 2014-15 consensus tax estimate of $24,337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, which included a one-year delay of the FAS 109 deductions (+$45.8 million), tax revenue enhancements (+$12 million) and a two-month tax amnesty program (+$35 million), as well as the impact of revenue initiatives in separately enacted economic development legislation, including a modernizing research credit (-$6.3 million), a farming and fishing investment tax credit (-$0.4 million), sales tax holiday (-$25.9 million) and sales tax exemption for limited partnerships (-4.9 million), and in county governments financial management legislation (-$5.3 million). In January 2015, the $24,387 billion estimate was further adjusted (to $24,325 billion) to account for subsequent changes such as the reduction in the Part B rate (5.20% to 5.15%) (-$70 million), elimination of gas/special fuels tax inflation indexing following its repeal by a November, 2014 ballot initiative (-$4.7 million), transfer to the Substance Abuse Services Fund from the fall 2014 (non-corporate/business) amnesty tax collections (-$5 million) and the spring 2015 corporate and business tax amnesty (+$18 million). The revised $24,325 billion tax estimate assumed that approximately $1,379 billion would be generated from taxes on capital gains (the current preliminary results indicate that approximately $1,669 billion of capital gains taxes were collected in fiscal year 2014-15). On February 13, 2015, the Governor approved legislation that enables above-threshold capital gains taxes to be retained in the General Fund in fiscal year 2014-15. Under state finance law, that amount would have been deposited in the Stabilization Fund and would not have been available for budgetary purposes.

Bond Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch"), assign ratings to Massachusetts long-term general obligation bonds. According to the Massachusetts Treasurer's website, as of April 16, 2015, Massachusetts' general obligation bonds were rated "Aa1" by Moody's, "AA+" by S&P and "AA+" by Fitch. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

New York

Unless otherwise noted, the following information has been directly drawn from the official statement of the Dormitory Authority of the State of New York, dated June 11, 2015, relating to the issuance of $1,170,800,000 State Personal Income Tax Revenue Bonds (General Purpose) (the "New York Bonds"). For purposes of this section, the State of New York is referred to as the "State" or "New York". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the New York Official Statement.

State Economy

The fiscal year 2015-16 Enacted Budget Financial Plan reflects a 2% annual growth in State Operating Funds, consistent with the expectation of adherence with a 2% spending benchmark. In addition, the State ended fiscal year 2014-15 with a sizeable General Fund cash-basis surplus largely due to a series of unbudgeted one-time monetary settlement payments reached between regulators and financial institutions.

The State ended fiscal year 2014-15 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2014-15 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year.

General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2014-15, and increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2014-15, an increase of $1.6 billion (2.6%).

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Matters Affecting the Financial Plan

The State's Financial Plan is subject to complex economic, social, financial, political and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2%, and that all savings resulting from the 2% limit will be made available to the General Fund.

The surplus projections for fiscal year 2016-17 and thereafter set forth in the State's Financial Plan reflect the savings that the State's Department of the Budget (the "DOB") estimates would occur if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2%. While surplus projections reflect the savings estimated from adherence to the 2% spending benchmark, disbursement totals in Financial Plan tables and discussion do not assume these savings. If the State does not adhere to the 2% State Operating Funds spending benchmark in fiscal year 2016-17, fiscal year 2017-18, and fiscal year 2018-19, budget gaps may result in these years.

New York City and Other State Localities

The financial demands on State aid may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives. For additional details on the Board, please visit www.frb.ny.gov. The foregoing reference to an internet website is made for reference and convenience only; the information contained within the website has not been reviewed by the Fund and is not incorporated in this Appendix by reference.

Bond Ratings

Two major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), and Standard and Poor's Ratings Services ("S&P"), assigned ratings to the New York Bonds, as follows: Moody's assigned a rating of "Aa1" and S&P assigned a rating of "AAA." It is not possible to determine whether, or the extent to which, Moody's or S&P will change such ratings in the future.

BofA FUNDS SERIES TRUST

PART C

OTHER INFORMATION

ITEM 28.  Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-163352; 811-22357)

(a)(1)(i)	Certificate of Trust dated November 19, 2009, incorporated by reference to the Registration Statement dated November 25, 2009.

(a)(1)(ii)

Certificate of Amendment to Certificate of Trust dated December 10, 2009 is incorporated by reference to Post-Effective Amendment (“PEA”) No. 13 to the Registration Statement filed on December 12, 2013.

(a)(2)(i)	Amended and Restated Declaration of Trust is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(a)(2)(ii)	First Amendment to the Amended and Restated Declaration of Trust dated February 27, 2013 is incorporated by reference to PEA No. 13 to the Registration Statement filed on December 12, 2013.

(b)	Not Applicable.

(c)	Not Applicable.

(d)(1)

Form of Investment Advisory Agreement between BofA Advisors, LLC (“BoAA”), formerly known as Columbia Management Advisors, LLC (“CMA”), and the Registrant is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(e)(1)(i)

Form of Distribution Agreement between BofA Distributors, Inc. (“BoAD”), formerly known as Columbia Management Distributors, Inc. (“CMD”), and the Registrant is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(e)(1)(ii)	Revised Schedule I and Schedule II to Distribution Agreement is incorporated by reference to PEA No. 11 to the Registration Statement filed on December 6, 2012.

(f)	Not Applicable.

(g)(1)

Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(1)	Administration Agreement between the Registrant and BoAA, dated May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(2)

Pooled Repurchase Account Agreement between the Registrant and BoAA (formerly known as CMA), dated December 31, 2009 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(3)	Shareholder Administration Plan relating to the Registrant’s Investor II Class Shares is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(h)(4)	Form of Shareholder Administration Plan relating to Registrant’s Institutional Class Shares is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(5)	Form of Shareholder Administration Plan relating to Registrant’s Trust Class Shares is incorporated by reference to PEA No. 9 to the Registration Statement filed on July 17, 2012.

(h)(6)	Form of Shareholder Administration Plan relating to Registrant’s Marsico Class Shares is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(7)(i)

Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement among Boston Financial Data Services, Inc. (“BFDS”), BoAA and the Registrant is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(7)(ii)

Form of Amendment to Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement among BFDS, BoAA and the Registrant is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(h)(8)(i)	Form of Mutual Fund Fee and Expense Agreement is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(h)(8)(ii)	Revised Schedule A to Mutual Fund Fee and Expense Agreement is incorporated by reference to PEA No. 13 to the Registration Statement filed on December 12, 2013.

(h)(9)	Financial Reporting Services Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(10)	Accounting Services Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(11)(i)	Sub-Administration Agreement between BoAA and State Street, dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(11)(ii)	Amendment to Sub-Administration Agreement, dated May 31, 2012 is incorporated by reference to PEA No. 11 to the Registration Statement filed on December 6, 2012.

(h)(12)

Form of Indemnification Agreement by and between each member of the Board of Trustees and the Registrant is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(h)(13)

Master Agreement DST FAN Services-Mutual Funds between the Registrant and DST Systems, Inc., dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(h)(14)

Master Agreement for DST FAN Mail Services TA2000 between the Registrant and DST Systems, Inc., dated as of May 1, 2010 is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(i)	Opinion of Goodwin Procter LLP, filed herewith.

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)	Not Applicable.

(l)	Investor Letter, dated December 24, 2009 is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(m)(1)	Distribution Plan for certain Fund share classes of the Registrant is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(m)(2)	Shareholder Servicing Plan for certain Fund share classes of the Registrant is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(m)(3)(i)	Form of Shareholder Servicing Plan Implementation Agreement between Registrant and CMD is incorporated by reference to PEA No. 1 to the Registration Statement filed on December 29, 2009.

(m)(3)(ii)	Revised Schedule I to Shareholder Servicing Plan Implementation Agreement is incorporated by reference to PEA No. 11 to the Registration Statement filed on December 6, 2012.

(n)(1)(i)	Rule 18f-3 Multi-Class Plan is incorporated by reference to PEA No. 7 to the Registration Statement filed on December 22, 2011.

(n)(1)(ii)	Schedule A to Rule 18f-3 Multi-Class Plan, dated July 18, 2012 is incorporated by reference to PEA No. 9 to the Registration Statement filed on July 17, 2012.

(p)(1)	BofA Funds Family Code of Ethics is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

(p)(2)	Bank of America Asset Management Code of Ethics is incorporated by reference to PEA No. 2 to the Registration Statement filed on October 21, 2010.

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(q)(1)

Powers of Attorney for Harrison M. Bains, Paul Glasserman, R. Glenn Hilliard, William J. Kelly and Debra J. Perry, dated May 31, 2013, are incorporated by reference to PEA No. 13 to the Registration Statement filed on December 12, 2013.

(q)(2)	Power of Attorney for Michael Pelzar dated May 31, 2013 is incorporated by reference to PEA No. 13 to the Registration Statement filed on December 12, 2013.

ITEM 29.  Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.  Indemnification

AMENDED AND RESTATED DECLARATION OF TRUST

Article VII of the Registrant’s Amended and Restated Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and other agents.  The Trustees may also be entitled to indemnification by contract.  Indemnification of the Registrant’s administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant’s:

1.             Administration Agreement with BoAA;

2.             Distribution Agreement with BoAD, formerly known as CMD;

3.             Custody Agreement with State Street; and

4.             Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement with BFDS.

TRUSTEE INDEMNIFICATION AGREEMENT

THE REGISTRANT HAS ENTERED INTO AN INDEMNIFICATION AGREEMENT WITH EACH TRUSTEE PURSUANT TO WHICH THE REGISTRANT SHALL HOLD HARMLESS AND INDEMNIFY OUT OF ITS ASSETS, AND ADVANCE EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL JUDGMENTS, PENALTIES, FINES, AMOUNTS PAID OR TO BE PAID IN SETTLEMENT, ERISA EXCISE TAXES, LIABILITIES, LOSSES, INTEREST, EXPENSES OF INVESTIGATION, ATTORNEYS’ FEES, RETAINERS, COURT COSTS, TRANSCRIPT COSTS, FEES OF EXPERTS, WITNESS FEES, EXPENSES OF PREPARING FOR AND ATTENDING DEPOSITIONS AND OTHER PROCEEDINGS, TRAVEL EXPENSES, DUPLICATING COSTS, PRINTING AND BINDING COSTS, COMPUTERIZED LEGAL RESEARCH COSTS, TELEPHONE CHARGES, POSTAGE, DELIVERY SERVICE FEES, AND ALL OTHER COSTS, DISBURSEMENTS OR EXPENSES OF THE TYPES CUSTOMARILY INCURRED IN CONNECTION WITH PROSECUTING, DEFENDING, PREPARING TO PROSECUTE OR DEFEND, INVESTIGATING, OR ACTING OR PREPARING TO ACT AS A WITNESS IN A PROCEEDING) TO, EACH TRUSTEE (A) AS SPECIFICALLY PROVIDED IN THE AGREEMENT AND (B) OTHERWISE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IN EFFECT ON THE DATE OF THE AGREEMENT AND AS SUCH LAW MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO CHANGE IN APPLICABLE LAW SHALL HAVE THE EFFECT OF REDUCING THE BENEFITS AVAILABLE TO EACH TRUSTEE UNDER THE AGREEMENT BASED ON APPLICABLE LAW AS IN EFFECT ON THE DATE OF THE AGREEMENT.  IN RECOGNITION THAT EACH TRUSTEE SERVES OR SERVED AS A TRUSTEE OF THE REGISTRANT AND ACTS OR ACTED FOR THE REGISTRANT AND NOT A SINGLE PART OR SERIES THEREOF, TO THE FULLEST EXTENT PERMITTED BY THE REGISTRANT’S DECLARATION OF TRUST AS IN EFFECT ON THE DATE OF THE AGREEMENT, THE FOLLOWING EXPENSES PAYABLE BY THE REGISTRANT PURSUANT TO THE AGREEMENT SHALL BE TREATED AS GENERAL EXPENSES OF THE REGISTRANT AND ALLOCATED AND

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CHARGED BETWEEN AND AMONG ANY ONE OR MORE OF THE SERIES OF THE REGISTRANT IN THE MANNER CONTEMPLATED BY THE DECLARATION OF TRUST AS IN EFFECT ON THE DATE OF THE AGREEMENT: (I) ANY EXPENSES WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES OF THE REGISTRANT, AND (II) ANY EXPENSES THAT WOULD OTHERWISE BE APPORTIONED TO ANY SERIES OF THE REGISTRANT (WHETHER SUCH SERIES EXISTS AT OR PRIOR OR SUBSEQUENT TO THE DATE OF THE AGREEMENT) THAT HAS BEEN, OR AFTER THE DATE OF THE AGREEMENT IS, LIQUIDATED, BUT ONLY TO THE EXTENT RESERVES, INSURANCE OR OTHER SOURCES OF FUNDS FOR THE PAYMENT OF ANY SUCH EXPENSES ARE UNAVAILABLE.  FOR PURPOSES OF THE AGREEMENT, ANY EXPENSES WHICH DO NOT BELONG EXCLUSIVELY TO A PARTICULAR SERIES OF THE REGISTRANT SHALL BE DEEMED NOT TO BE READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES OF THE REGISTRANT.  THE RIGHT OF A TRUSTEE TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES UNDER THE AGREEMENT SHALL NOT BE DEEMED TO LIMIT, SUPERSEDE OR OTHERWISE AFFECT ANY OTHER SIMILAR RIGHT UNDER APPLICABLE LAW, THE DECLARATION OF TRUST, ANY OTHER AGREEMENT, ANY POLICY OF INSURANCE, OR A VOTE OF SHAREHOLDERS OR RESOLUTION OF THE BOARD OF TRUSTEES, AND EACH TRUSTEE MAY, AT HIS OR HER SOLE OPTION, SEEK AND OBTAIN INDEMNIFICATION AND/OR ADVANCEMENT OF EXPENSES BY EXERCISING RIGHTS PURSUANT TO ANY OF THE FOREGOING OR OTHERWISE AND IN ANY ORDER OF PRIORITY.

EACH TRUSTEE SHALL BE HELD HARMLESS AND INDEMNIFIED BY THE REGISTRANT AGAINST ALL EXPENSES ACTUALLY AND REASONABLY INCURRED BY THE TRUSTEE OR ON THE TRUSTEE’S BEHALF IN CONNECTION WITH ANY PROCEEDING IN WHICH THE TRUSTEE IS, OR IS THREATENED TO BE, INVOLVED AS A PARTY OR OTHERWISE BY VIRTUE OF HIS OR HER STATUS, WHETHER OR NOT SUCH PROCEEDING IS BROUGHT BY OR IN THE RIGHT OF THE REGISTRANT AND IRRESPECTIVE OF WHEN THE CONDUCT THAT IS THE SUBJECT OF THE PROCEEDING OCCURRED, PROVIDED THAT NO INDEMNIFICATION OF EXPENSES SHALL BE PROVIDED UNDER THE AGREEMENT TO THE EXTENT THAT SUCH EXPENSES ARISE FROM CONDUCT OF THE TRUSTEE FOR WHICH INDEMNIFICATION MAY NOT LAWFULLY BE PROVIDED TO THE TRUSTEE.

WITHOUT LIMITING ANY OTHER RIGHTS OF A TRUSTEE UNDER THE AGREEMENT, IF THE TRUSTEE IS, PURSUANT TO THE TERMS OF THE AGREEMENT, ENTITLED TO INDEMNIFICATION AS TO ONE OR MORE BUT LESS THAN ALL CLAIMS, MATTERS OR ISSUES IN A PROCEEDING, THE REGISTRANT SHALL INDEMNIFY THE TRUSTEE AGAINST ALL EXPENSES INCURRED BY THE TRUSTEE OR ON THE TRUSTEE’S BEHALF IN CONNECTION WITH EACH CLAIM, MATTER OR ISSUE FOR WHICH THE TRUSTEE IS ENTITLED TO INDEMNIFICATION UNDER THE AGREEMENT.

TRUSTEES’ AND OFFICERS’ LIABILITY POLICY

THE REGISTRANT HAS OBTAINED FROM A MAJOR INSURANCE CARRIER A TRUSTEES’ AND OFFICERS’ LIABILITY POLICY COVERING CERTAIN TYPES OF ERRORS AND OMISSIONS.  IN NO EVENT WILL THE REGISTRANT INDEMNIFY ANY OF ITS TRUSTEES, OFFICERS, EMPLOYEES, OR AGENTS AGAINST ANY LIABILITY TO WHICH SUCH PERSON WOULD OTHERWISE BE SUBJECT BY REASON OF HIS/HER WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE IN THE PERFORMANCE OF HIS/HER DUTIES, OR BY REASON OF HIS/HER RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS/HER OFFICE OR ARISING UNDER HIS AGREEMENT WITH THE REGISTRANT.  THE REGISTRANT WILL COMPLY WITH RULE 484 UNDER THE 1933 ACT AND RELEASE NO. 11330 UNDER THE 1940 ACT, IN CONNECTION WITH ANY INDEMNIFICATION.

INSOFAR AS INDEMNIFICATION FOR LIABILITY ARISING UNDER THE 1933 ACT MAY BE PERMITTED TO TRUSTEES, OFFICERS, AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS, OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION (SEC)

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SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND IS, THEREFORE, UNENFORCEABLE.  IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A TRUSTEE, OFFICER, OR CONTROLLING PERSON OF THE REGISTRANT IN THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT, OR PROCEEDING) IS ASSERTED BY SUCH TRUSTEE, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SECURITIES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE 1933 ACT AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

ITEM 31.  Business and Other Connections of the Investment Advisor

To the knowledge of the Registrant, none of the directors or officers of BoAA, the investment advisor to the Registrant’s portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors’ qualifying shares) of BoAA, or other subsidiaries of Bank of America Corporation.

(a)           BoAA performs investment advisory services for the Registrant and certain other customers.  BoAA is an indirect wholly owned subsidiary of Bank of America Corporation.  Information with respect to each director and officer of the investment advisor is incorporated by reference to Form ADV filed by BoAA with the SEC pursuant to the Investment Advisers Act of 1940 (the Advisers Act) (File No. 801-50372).

ITEM 32.  Principal Underwriters

(a)           BoAD, a subsidiary of BoAA, is the Registrant’s principal underwriter.

(b)           The table below lists each director or officer of the principal underwriter named in the answer to Item 25.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant

Moffly, William	Director; Managing Director	None

Pelzar, Michael	Director; President and Chief Executive Officer	President

Bednarz, Allen F.	Senior Vice President	None

Connaughty, Mary	Senior Vice President	None

Douglas, Linda A.	Chief Financial Officer	None

McNairy, William L.	Senior Vice President-Tax	None

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Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant

Pryor, Elizabeth A.	Secretary	None

Rhee, Michelle H.	Chief Legal Officer	None

Donovan, M. Patrick	Chief Compliance Officer, Conflicts of Interest Officer and Corporate Ombudsman	None

Barnes, Maria S.	Assistant Secretary	None

Tai, Nina	Assistant Secretary	None

O’Connor, Louisa	Treasurer	None

Nigro, Michael A.	Assistant Treasurer	None

Campbell, Patrick	Director (Officer Title)	Assistant Treasurer

Jerez, Nancy	Director (Officer Title)	None

Benham, Stephen	Director (Officer Title)	None

* The address for each individual is 100 Federal Street, Boston, MA 02110.

(c)           Not applicable.

ITEM 33.  Location of Accounts and Records

•      Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant’s Secretary; Registrant’s investment advisor, BofA Advisors, LLC; Registrant’s administrator, BofA Advisors, LLC; Registrant’s transfer and dividend disbursing agent, Boston Financial Data Services, Inc.; Registrant’s principal underwriter, BofA Distributors, Inc.; and the Registrant’s custodian, State Street Bank and Trust Company.

•      The Registrant’s investment advisor’s, administrator’s and distributor’s addresses are 100 Federal Street, Boston, MA 02110 and 225 Franklin Street, Boston, MA 02110.  The Registrant’s transfer and dividend disbursing agent’s address is 2000 Crown Colony Drive, Quincy, MA 02169.  The Registrant’s custodian’s address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

ITEM 34.  Management Services

Not Applicable.

ITEM 35.  Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BofA Funds Series Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 15th day of December, 2015.

BofA FUNDS SERIES TRUST

By:	/s/ Michael Pelzar
Name: Michael Pelzar
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURES	TITLE	DATE

	/s/ Michael Pelzar	President	December 15, 2015
	Michael Pelzar	(Principal Executive Officer)

	/s/ Jeffrey R. Coleman	Chief Financial Officer	December 15, 2015
	Jeffrey R. Coleman	(Principal Financial Officer)
Chief Accounting Officer
(Principal Accounting Officer)

	/s/ Harrison M. Bains*	Trustee	December 15, 2015
Harrison M. Bains

	/s/ Paul Glasserman*	Trustee	December 15, 2015
Paul Glasserman

	/s/ R. Glenn Hilliard*	Trustee	December 15, 2015
R. Glenn Hilliard

	/s/ William J. Kelly*	Trustee	December 15, 2015
William J. Kelly

	/s/ Debra J. Perry*	Trustee	December 15, 2015
Debra J. Perry

*By:	/s/ Marina Belaya
Marina Belaya
Attorney-in-Fact**
December 15, 2015

**

Executed by Marina Belaya on behalf of each Trustee pursuant to a Power of Attorney dated May 31, 2013 that is incorporated by reference to PEA No. 13 to the Registration Statement filed on December 12, 2013.

EXHIBIT INDEX

Exhibit No.	Description

(i)	Opinion of Goodwin Procter LLP

(j)	Consent of PricewaterhouseCoopers LLP